UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
, 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2017
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	17.25	8.85	5.87
Class 2	04/30/13	17.07	8.58	5.61
Bloomberg Barclays U.S. Long Government/Credit Bond Index		16.12	9.35	6.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Agency	1.1
Corporate Bonds & Notes	56.3
Foreign Government Obligations	0.7
Money Market Funds	2.0
U.S. Treasury Obligations	39.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2020)
AAA rating	43.5
AA rating	3.2
A rating	18.0
BBB rating	34.1
BB rating	1.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 98.37% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 17.07%. The Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, returned 16.12% during the same time period.
Market overview
Entering the period, dissipating trade headwinds supported sentiment as the U.S. and China signed a Phase One agreement in mid-January. However, as February progressed the market focused on the COVID-19 pandemic which shut down most of the Chinese economy. As COVID-19 case counts accelerated globally, travel and economic activity came to a near-halt. Financial market liquidity all but disappeared as investors rushed to sell what they could to raise cash. Oil prices plunged as demand collapsed and a Saudi Arabia-Russia price war compounded matters. U.S. Treasury yields declined dramatically on their way toward historical lows as investors sought safe havens.
Policymakers globally responded with dramatic measures in the effort to keep businesses and consumers afloat. The U.S. Federal Reserve (Fed) cut its benchmark overnight lending rate to zero, resurrected financial crisis-era lending facilities and launched a broad asset purchase program, while Congress passed a $2.2 trillion stimulus package. The result was a rebound in risk sentiment that benefited more credit-sensitive areas of the bond market. The Fed eventually signaled that it was prepared to leave its benchmark overnight lending rate at zero for the foreseeable future, while Congress followed up on earlier stimulus with an expansion of the Paycheck Protection Program which provides forgivable loans to small- and medium-sized businesses. As COVID-19 cases and deaths fell in the early hotspots and encouraging public health stories emerged, the market began looking toward reopening. June saw bouts of volatility as the removal of restrictions led to a dramatic acceleration of COVID-19 infections in a number of states.
As the year progressed, investors were heartened by improving economic data and progress on COVID-19 vaccines. Further boosting sentiment, in a late-August speech Fed Chair Powell outlined a new approach which provides the central bank with additional flexibility in managing interest rates should any one inflation readout break through the 2% target. Credit-sensitive areas of the market continued to outperform, although risk sentiment wavered late in the third quarter on uncertainty over additional economic stimulus, the persistence of COVID-19 cases and fears of a litigated presidential election outcome.
In November, a clear outcome to the U.S. presidential election and headlines around a pair of COVID-19 vaccines further boosted risk appetites. Both vaccines received emergency use authorization from the U.S. Food & Drug Administration in December, raising the prospect of a return to relatively normal economic activity in the coming months. As 2020 drew to a close, the U.S. Congress passed additional stimulus including direct payments to most individuals, extended unemployment benefits and small business support.
U.S. Treasury yields drifted higher late in the period on economic optimism, but still finished dramatically lower for the year with decreases most significant on the front end of the curve. To illustrate, the two-year Treasury yield declined 145 basis points from 1.58% to 0.13%, the 10-year declined 99 basis points from 1.92% to 0.93%, and the 30-year declined 74 basis points from 2.39% to 1.65%.
Credit sensitive corporate bonds led performance within the investment-grade market for the 12-month period, while Treasuries also finished well into positive territory given the decline in yields. Structured assets including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) provided positive returns while lagging both corporate bonds and Treasuries.
The Fund’s notable contributors during the period
•	In broad terms, the Fund’s overweight to credit risk added to relative performance as credit spreads – the incremental yield offered by lower quality securities – narrowed over the period.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Issuer selection was the leading positive contributor to the Fund’s relative performance, highlighted by holdings within energy, specifically exploration & production companies Noble Energy and Occidental Petroleum.
•	The Fund’s sector allocation added to performance as well, based on overweights to both finance and transportation companies along with an underweight to energy.
The Fund’s notable detractors during the period
•	The Fund’s stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates was a slight detractor from relative return, as the Fund was modestly short duration as Treasury yields declined.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.20	1,022.62	2.55	2.54	0.50
Class 2	1,000.00	1,000.00	1,028.00	1,021.37	3.82	3.81	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	4,334,863	4,622,927
Series 2017-20E Class 1
05/01/2037	2.880%	392,668	427,227
Series 2017-20F Class 1
06/01/2037	2.810%	3,078,385	3,296,808
Series 2017-20G Class 1
07/01/2037	2.980%	2,872,857	3,088,250
Series 2017-20H Class 1
08/01/2037	2.750%	2,504,128	2,711,542
Series 2017-20I Class 1
09/01/2037	2.590%	4,309,246	4,608,626
Total Asset-Backed Securities — Agency (Cost $17,492,147)			18,755,380

Corporate Bonds & Notes 55.9%

Aerospace & Defense 2.0%
BAE Systems PLC(a)
04/15/2030	3.400%	3,300,000	3,732,700
Boeing Co. (The)
08/01/2059	3.950%	9,795,000	10,452,963
General Dynamics Corp.
04/01/2050	4.250%	545,000	743,246
Northrop Grumman Corp.
06/01/2043	4.750%	735,000	983,873
10/15/2047	4.030%	5,805,000	7,258,291
United Technologies Corp.
06/01/2042	4.500%	6,500,000	8,477,797
11/01/2046	3.750%	3,860,000	4,604,247
Total			36,253,117
Automotive 0.2%
General Motors Co.
04/01/2048	5.400%	2,230,000	2,800,977
Banking 5.2%
Bank of America Corp.(b)
06/19/2041	2.676%	15,480,000	16,133,094
Capital One Financial Corp.
01/31/2028	3.800%	2,095,000	2,419,642
Citigroup, Inc.(b)
06/03/2031	2.572%	13,375,000	14,254,630
Goldman Sachs Group, Inc. (The)(b)
04/23/2039	4.411%	2,175,000	2,769,863
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	6,790,000	9,383,997
HSBC Holdings PLC(b)
08/18/2031	2.357%	2,338,000	2,414,926
JPMorgan Chase & Co.(b)
10/15/2030	2.739%	2,830,000	3,078,792
01/23/2049	3.897%	11,370,000	14,350,796
Morgan Stanley(b)
01/22/2031	2.699%	2,970,000	3,227,907
02/13/2032	1.794%	6,890,000	6,945,288
Wells Fargo & Co.(b)
04/30/2041	3.068%	16,310,000	17,684,095
Total			92,663,030
Cable and Satellite 2.1%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	1,185,000	1,482,825
03/01/2050	4.800%	12,510,000	14,858,013
04/01/2061	3.850%	1,285,000	1,296,960
Comcast Corp.
01/15/2051	2.800%	4,285,000	4,463,017
11/01/2052	4.049%	7,021,000	8,969,420
NBCUniversal Media LLC
01/15/2043	4.450%	5,095,000	6,672,334
Total			37,742,569
Chemicals 0.6%
Dow Chemical Co. (The)
05/15/2049	4.800%	3,211,000	4,419,672
DowDuPont, Inc.
11/15/2048	5.419%	1,295,000	1,873,740
LYB International Finance III LLC
05/01/2050	4.200%	2,270,000	2,658,270
04/01/2051	3.625%	1,255,000	1,370,665
Total			10,322,347
Construction Machinery 0.1%
Caterpillar, Inc.
04/09/2050	3.250%	2,215,000	2,601,511
Consumer Cyclical Services 0.2%
Amazon.com, Inc.
06/03/2050	2.500%	3,650,000	3,782,428
Diversified Manufacturing 0.6%
3M Co.
08/26/2049	3.250%	1,600,000	1,833,642
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrier Global Corp.
04/05/2040	3.377%	5,790,000	6,348,828
Honeywell International, Inc.
06/01/2050	2.800%	1,555,000	1,700,715
Total			9,883,185
Electric 8.4%
AEP Texas, Inc.
01/15/2050	3.450%	12,175,000	13,849,771
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	940,000	1,212,705
CenterPoint Energy, Inc.
09/01/2049	3.700%	3,485,000	4,006,699
CMS Energy Corp.
02/15/2027	2.950%	6,374,000	6,912,234
03/31/2043	4.700%	1,932,000	2,475,570
03/01/2044	4.875%	2,260,000	2,997,490
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	4,315,000	5,049,574
04/01/2050	3.950%	1,095,000	1,332,979
Dominion Energy, Inc.
03/15/2049	4.600%	1,900,000	2,549,779
DTE Energy Co.
06/15/2029	3.400%	16,506,000	18,750,368
Duke Energy Corp.
09/01/2046	3.750%	5,812,000	6,745,507
Duke Energy Indiana LLC
10/01/2049	3.250%	464,000	526,539
04/01/2050	2.750%	3,545,000	3,713,594
Emera U.S. Finance LP
06/15/2046	4.750%	4,435,000	5,662,903
Eversource Energy
01/15/2028	3.300%	3,225,000	3,618,841
08/15/2030	1.650%	1,219,000	1,215,500
Georgia Power Co.
03/15/2042	4.300%	15,160,000	19,215,290
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	1,740,000	1,981,427
05/15/2050	3.700%	1,400,000	1,746,371
Pacific Gas and Electric Co.
08/01/2050	3.500%	4,025,000	3,992,771
PacifiCorp
03/15/2051	3.300%	6,615,000	7,626,450
PPL Capital Funding, Inc.
04/15/2030	4.125%	5,475,000	6,521,553
San Diego Gas & Electric Co.
04/15/2050	3.320%	1,720,000	1,959,995
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern California Edison Co.
04/01/2047	4.000%	225,000	264,626
03/01/2048	4.125%	2,200,000	2,626,191
1st Refunding Mortgage
03/15/2043	3.900%	1,252,000	1,410,531
WEC Energy Group, Inc.
10/15/2030	1.800%	8,630,000	8,647,472
Xcel Energy, Inc.
09/15/2041	4.800%	2,664,000	3,414,391
12/01/2049	3.500%	8,155,000	9,465,737
Total			149,492,858
Environmental 0.1%
Waste Management, Inc.
11/15/2050	2.500%	930,000	930,791
Finance Companies 1.4%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	21,180,000	25,277,835
Food and Beverage 4.8%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	26,529,000	34,470,879
Bacardi Ltd.(a)
05/15/2038	5.150%	9,246,000	11,724,598
Conagra Brands, Inc.
11/01/2038	5.300%	4,065,000	5,451,567
11/01/2048	5.400%	1,230,000	1,754,148
Diageo Capital PLC
04/29/2032	2.125%	3,430,000	3,614,534
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	10,251,000	11,047,226
Mars, Inc.(a)
04/01/2059	4.200%	4,300,000	5,684,291
Molson Coors Brewing Co.
07/15/2046	4.200%	1,122,000	1,283,648
PepsiCo, Inc.
10/06/2046	3.450%	1,410,000	1,696,536
03/19/2060	3.875%	5,085,000	6,797,850
Tyson Foods, Inc.
06/02/2047	4.550%	1,410,000	1,869,350
Total			85,394,627
Health Care 2.0%
Abbott Laboratories
11/30/2046	4.900%	1,860,000	2,747,078
Becton Dickinson and Co.
05/20/2050	3.794%	5,100,000	6,060,763

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cigna Corp.
03/15/2040	3.200%	5,630,000	6,191,371
12/15/2048	4.900%	1,180,000	1,622,661
CVS Health Corp.
03/25/2048	5.050%	11,106,000	15,015,552
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	3,760,502
Total			35,397,927
Healthcare Insurance 1.5%
Aetna, Inc.
08/15/2047	3.875%	2,865,000	3,415,832
Anthem, Inc.
08/15/2044	4.650%	2,795,000	3,682,031
Centene Corp.
12/15/2029	4.625%	2,197,000	2,436,343
02/15/2030	3.375%	1,264,000	1,329,499
UnitedHealth Group, Inc.
08/15/2039	3.500%	8,552,000	10,126,353
05/15/2040	2.750%	5,255,000	5,694,650
Total			26,684,708
Independent Energy 0.4%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	1,865,000	2,458,707
ConocoPhillips Co.
11/15/2044	4.300%	2,890,000	3,647,351
Noble Energy, Inc.
11/15/2043	5.250%	1,090,000	1,544,925
Total			7,650,983
Integrated Energy 0.8%
BP Capital Markets America, Inc.
06/04/2051	2.939%	1,350,000	1,380,633
Cenovus Energy, Inc.
06/15/2047	5.400%	3,110,000	3,663,902
Shell International Finance BV
11/07/2049	3.125%	5,280,000	5,843,004
Suncor Energy, Inc.
11/15/2047	4.000%	1,575,000	1,784,772
Total Capital International SA
06/29/2060	3.386%	1,315,000	1,495,654
Total			14,167,965
Life Insurance 2.6%
American International Group, Inc.
07/16/2044	4.500%	2,570,000	3,287,579
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brighthouse Financial, Inc.
06/22/2047	4.700%	232,000	243,777
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	4,935,000	6,737,635
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	6,345,000	7,084,110
04/01/2077	4.900%	50,000	69,052
MetLife, Inc.
03/01/2045	4.050%	1,100,000	1,408,686
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	7,603,000	8,753,652
Prudential Financial, Inc.
03/13/2051	3.700%	2,725,000	3,275,838
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2047	4.270%	4,346,000	5,414,975
05/15/2050	3.300%	3,435,000	3,769,534
Voya Financial, Inc.
06/15/2046	4.800%	4,225,000	5,336,168
Total			45,381,006
Media and Entertainment 1.2%
Discovery Communications LLC
05/15/2049	5.300%	5,212,000	6,907,873
Fox Corp.
01/25/2049	5.576%	840,000	1,226,596
ViacomCBS, Inc.
01/15/2031	4.950%	2,340,000	2,936,134
Walt Disney Co. (The)
09/15/2044	4.750%	4,000,000	5,456,259
05/13/2060	3.800%	3,485,000	4,412,415
Total			20,939,277
Midstream 2.8%
Energy Transfer Operating LP
05/15/2050	5.000%	5,150,000	5,580,600
Enterprise Products Operating LLC
01/31/2060	3.950%	5,315,000	5,931,591
Kinder Morgan, Inc.
02/15/2046	5.050%	8,330,000	10,145,491
MPLX LP
04/15/2048	4.700%	7,745,000	9,197,955
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	7,040,000	7,333,840

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Gas Partners LP
08/15/2048	5.500%	2,945,000	2,888,822
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,525,000	9,365,502
Total			50,443,801
Natural Gas 1.3%
NiSource, Inc.
05/01/2030	3.600%	2,255,000	2,613,440
02/15/2043	5.250%	1,575,000	2,155,895
02/15/2044	4.800%	3,351,000	4,406,849
05/15/2047	4.375%	8,234,000	10,487,198
Sempra Energy
02/01/2048	4.000%	3,650,000	4,337,983
Total			24,001,365
Oil Field Services 0.1%
Halliburton Co.
11/15/2045	5.000%	1,945,000	2,294,249
Pharmaceuticals 3.7%
AbbVie, Inc.
11/06/2042	4.400%	2,925,000	3,665,496
06/15/2044	4.850%	3,290,000	4,342,033
11/21/2049	4.250%	8,480,000	10,666,119
Amgen, Inc.
02/21/2050	3.375%	9,845,000	10,988,059
Bristol-Myers Squibb Co.
11/13/2040	2.350%	4,840,000	4,953,982
02/20/2048	4.550%	497,000	689,700
10/26/2049	4.250%	2,017,000	2,721,034
Gilead Sciences, Inc.
10/01/2040	2.600%	6,300,000	6,363,589
10/01/2050	2.800%	2,750,000	2,745,918
Johnson & Johnson
12/05/2033	4.375%	10,574,000	13,959,882
Pfizer, Inc.
05/28/2050	2.700%	3,800,000	4,074,182
Total			65,169,994
Property & Casualty 0.4%
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%	1,640,000	1,758,906
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	3,880,000	4,636,003
Total			6,394,909
Railroads 1.2%
CSX Corp.
11/01/2066	4.250%	6,013,000	7,993,518
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norfolk Southern Corp.
08/15/2052	4.050%	3,670,000	4,667,516
Union Pacific Corp.
08/15/2059	3.950%	5,130,000	6,318,302
03/20/2060	3.839%	1,680,000	2,071,003
02/05/2070	3.750%	730,000	872,658
Total			21,922,997
Restaurants 0.4%
McDonald’s Corp.
09/01/2049	3.625%	6,260,000	7,350,698
Retailers 1.3%
Home Depot, Inc. (The)
12/06/2048	4.500%	4,370,000	6,141,194
Lowe’s Companies, Inc.
05/03/2047	4.050%	6,050,000	7,563,963
10/15/2050	3.000%	1,145,000	1,228,124
Walmart, Inc.
12/15/2047	3.625%	4,270,000	5,409,141
09/24/2049	2.950%	1,810,000	2,083,787
Total			22,426,209
Supermarkets 0.2%
Kroger Co. (The)
04/15/2042	5.000%	1,064,000	1,415,074
02/01/2047	4.450%	1,105,000	1,405,476
Total			2,820,550
Technology 4.5%
Apple, Inc.
02/09/2045	3.450%	4,925,000	5,972,967
09/11/2049	2.950%	3,590,000	4,024,206
Broadcom, Inc.
11/15/2030	4.150%	7,590,000	8,776,242
Corning, Inc.
11/15/2079	5.450%	1,130,000	1,536,596
Intel Corp.
05/11/2047	4.100%	6,690,000	8,461,034
International Business Machines Corp.
05/15/2040	2.850%	4,070,000	4,366,528
05/15/2050	2.950%	6,007,000	6,400,062
Microsoft Corp.
08/08/2046	3.700%	11,545,000	14,610,008
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	1,255,000	1,425,751
Oracle Corp.
07/08/2034	4.300%	3,110,000	3,933,687
07/15/2046	4.000%	2,500,000	3,064,012
04/01/2050	3.600%	9,405,000	10,979,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QUALCOMM, Inc.(a)
05/20/2032	1.650%	3,240,000	3,251,130
QUALCOMM, Inc.
05/20/2050	3.250%	2,460,000	2,854,355
Total			79,655,623
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%	3,270,000	3,630,875
Transportation Services 0.4%
FedEx Corp.
11/15/2045	4.750%	3,390,000	4,421,833
04/01/2046	4.550%	220,000	280,907
United Parcel Service, Inc.
09/01/2049	3.400%	2,540,000	3,046,601
Total			7,749,341
Wireless 1.6%
American Tower Corp.
08/15/2029	3.800%	5,695,000	6,612,151
Crown Castle International Corp.
01/15/2031	2.250%	2,410,000	2,496,403
Rogers Communications, Inc.
11/15/2049	3.700%	5,755,000	6,787,355
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	2,395,000	2,768,843
02/15/2041	3.000%	5,900,000	6,100,205
Vodafone Group PLC
09/17/2050	4.250%	2,695,000	3,323,686
Total			28,088,643
Wirelines 3.6%
AT&T, Inc.(a)
09/15/2055	3.550%	12,650,000	12,704,986
12/01/2057	3.800%	21,826,000	22,797,873
Telefonica Emisiones SAU
03/06/2048	4.895%	5,450,000	6,757,434
Verizon Communications, Inc.
11/20/2040	2.650%	7,430,000	7,506,438
08/21/2046	4.862%	10,905,000	14,649,033
Total			64,415,764
Total Corporate Bonds & Notes (Cost $873,779,128)			993,732,159

Foreign Government Obligations(c) 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.7%
Mexico Government International Bond
01/15/2047	4.350%	11,300,000	12,906,152
Total Foreign Government Obligations (Cost $10,736,479)			12,906,152

U.S. Treasury Obligations 39.7%

U.S. Treasury
08/15/2027	2.250%	6,400,000	7,096,000
05/15/2028	2.875%	5,000,000	5,792,188
05/15/2029	2.375%	3,500,000	3,955,547
02/15/2031	5.375%	4,000,000	5,741,250
02/15/2036	4.500%	30,000,000	44,020,313
05/15/2038	4.500%	30,000,000	45,281,250
02/15/2039	3.500%	49,000,000	66,502,187
08/15/2040	3.875%	10,000,000	14,329,688
02/15/2041	4.750%	8,000,000	12,780,000
05/15/2041	4.375%	25,383,000	38,911,346
05/15/2043	2.875%	17,600,000	22,253,000
08/15/2044	3.125%	16,500,000	21,767,109
11/15/2044	3.000%	10,000,000	12,946,875
11/15/2045	3.000%	12,000,000	15,620,625
11/15/2046	2.875%	8,000,000	10,226,250
11/15/2047	2.750%	20,750,000	26,057,461
02/15/2048	3.000%	101,200,000	132,904,062
08/15/2049	2.250%	2,235,000	2,559,424
02/15/2050	2.000%	2,900,000	3,151,484
U.S. Treasury(d)
05/15/2047	3.000%	122,157,900	160,065,023
U.S. Treasury(e)
STRIPS
02/15/2040	0.000%	38,410,800	29,507,297
11/15/2041	0.000%	13,661,000	10,026,427
05/15/2043	0.000%	19,069,000	13,463,757
Total U.S. Treasury Obligations (Cost $550,040,951)			704,958,563

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(f),(g)	34,596,210	34,592,750
Total Money Market Funds (Cost $34,592,697)		34,592,750
Total Investments in Securities (Cost: $1,486,641,402)		1,764,945,004
Other Assets & Liabilities, Net		11,593,112
Net Assets		1,776,538,116

At December 31, 2020, securities and/or cash totaling $2,744,430 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	458	03/2021	USD	79,319,875	—	(1,020,705)
U.S. Ultra Treasury Bond	64	03/2021	USD	13,668,000	—	(141,666)
Total					—	(1,162,371)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(328)	03/2021	USD	(45,289,625)	7,032	—
U.S. Ultra Bond 10-Year Note	(28)	03/2021	USD	(4,378,063)	25,972	—
Total					33,004	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $107,868,043, which represents 6.07% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	61,434,341	382,780,147	(409,621,791)	53	34,592,750	11,581	384,617	34,596,210
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	18,755,380	—	18,755,380
Corporate Bonds & Notes	—	993,732,159	—	993,732,159
Foreign Government Obligations	—	12,906,152	—	12,906,152
U.S. Treasury Obligations	651,961,082	52,997,481	—	704,958,563
Money Market Funds	34,592,750	—	—	34,592,750
Total Investments in Securities	686,553,832	1,078,391,172	—	1,764,945,004
Investments in Derivatives
Asset
Futures Contracts	33,004	—	—	33,004
Liability
Futures Contracts	(1,162,371)	—	—	(1,162,371)
Total	685,424,465	1,078,391,172	—	1,763,815,637
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,452,048,705)	$1,730,352,254
Affiliated issuers (cost $34,592,697)	34,592,750
Receivable for:
Dividends	3,955
Interest	12,063,740
Foreign tax reclaims	40,105
Variation margin for futures contracts	198,508
Prepaid expenses	6,440
Trustees’ deferred compensation plan	132,964
Total assets	1,777,390,716
Liabilities
Payable for:
Capital shares purchased	622,853
Variation margin for futures contracts	42,000
Management services fees	23,716
Distribution and/or service fees	196
Service fees	1,443
Compensation of board members	1,483
Compensation of chief compliance officer	146
Other expenses	27,799
Trustees’ deferred compensation plan	132,964
Total liabilities	852,600
Net assets applicable to outstanding capital stock	$1,776,538,116
Represented by
Paid in capital	1,382,172,381
Total distributable earnings (loss)	394,365,735
Total - representing net assets applicable to outstanding capital stock	$1,776,538,116
Class 1
Net assets	$1,747,791,745
Shares outstanding	141,124,310
Net asset value per share	$12.38
Class 2
Net assets	$28,746,371
Shares outstanding	2,329,043
Net asset value per share	$12.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	15

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$384,617
Interest	49,775,917
Interfund lending	173
Total income	50,160,707
Expenses:
Management services fees	8,538,171
Distribution and/or service fees
Class 2	59,382
Service fees	14,378
Compensation of board members	40,206
Custodian fees	14,413
Printing and postage fees	10,685
Audit fees	39,500
Legal fees	45,166
Compensation of chief compliance officer	596
Other	45,794
Total expenses	8,808,291
Net investment income	41,352,416
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	68,397,090
Investments — affiliated issuers	11,581
Futures contracts	15,906,312
Net realized gain	84,314,983
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	147,899,912
Investments — affiliated issuers	53
Futures contracts	1,899,235
Net change in unrealized appreciation (depreciation)	149,799,200
Net realized and unrealized gain	234,114,183
Net increase in net assets resulting from operations	$275,466,599
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$41,352,416	$45,787,560
Net realized gain	84,314,983	42,806,326
Net change in unrealized appreciation (depreciation)	149,799,200	188,344,624
Net increase in net assets resulting from operations	275,466,599	276,938,510
Distributions to shareholders
Net investment income and net realized gains
Class 1	(70,758,692)	(43,558,568)
Class 2	(965,457)	(352,059)
Total distributions to shareholders	(71,724,149)	(43,910,627)
Decrease in net assets from capital stock activity	(50,548,013)	(34,041,963)
Total increase in net assets	153,194,437	198,985,920
Net assets at beginning of year	1,623,343,679	1,424,357,759
Net assets at end of year	$1,776,538,116	$1,623,343,679

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,410,371	40,618,650	2,085,164	21,680,904
Distributions reinvested	5,584,743	70,758,692	4,180,285	43,558,568
Redemptions	(14,172,654)	(172,321,382)	(9,611,724)	(101,225,037)
Net decrease	(5,177,540)	(60,944,040)	(3,346,275)	(35,985,565)
Class 2
Subscriptions	1,069,779	12,981,471	369,821	3,918,512
Distributions reinvested	76,381	965,457	33,819	352,059
Redemptions	(295,242)	(3,550,901)	(228,212)	(2,326,969)
Net increase	850,918	10,396,027	175,428	1,943,602
Total net decrease	(4,326,622)	(50,548,013)	(3,170,847)	(34,041,963)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$10.99	0.29	1.62	1.91	(0.33)	(0.19)	(0.52)
Year Ended 12/31/2019	$9.44	0.31	1.54	1.85	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.63	0.31	(0.85)	(0.54)	(0.35)	(0.30)	(0.65)
Year Ended 12/31/2017	$9.92	0.34	0.77	1.11	(0.36)	(0.04)	(0.40)
Year Ended 12/31/2016	$9.81	0.30	0.01	0.31	(0.20)	—	(0.20)
Class 2
Year Ended 12/31/2020	$10.95	0.26	1.62	1.88	(0.30)	(0.19)	(0.49)
Year Ended 12/31/2019	$9.41	0.28	1.53	1.81	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.60	0.28	(0.85)	(0.57)	(0.32)	(0.30)	(0.62)
Year Ended 12/31/2017	$9.90	0.31	0.76	1.07	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2016	$9.79	0.28	0.00(c)	0.28	(0.17)	—	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$12.38	17.25%	0.50%	0.50%	2.38%	46%	$1,747,792
Year Ended 12/31/2019	$10.99	19.74%	0.50%	0.50%	2.94%	49%	$1,607,152
Year Ended 12/31/2018	$9.44	(5.11%)	0.51%	0.51%	3.13%	80%	$1,412,097
Year Ended 12/31/2017	$10.63	11.35%	0.54%	0.54%	3.32%	161%	$1,434,026
Year Ended 12/31/2016	$9.92	3.02%	0.57%	0.56%	2.96%	394%	$1,464,843
Class 2
Year Ended 12/31/2020	$12.34	17.07%	0.75%	0.75%	2.11%	46%	$28,746
Year Ended 12/31/2019	$10.95	19.42%	0.75%	0.75%	2.68%	49%	$16,192
Year Ended 12/31/2018	$9.41	(5.37%)	0.76%	0.76%	2.87%	80%	$12,261
Year Ended 12/31/2017	$10.60	10.99%	0.79%	0.79%	3.07%	161%	$16,156
Year Ended 12/31/2016	$9.90	2.78%	0.82%	0.81%	2.73%	394%	$17,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	19

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	33,004*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,162,371*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	15,906,312

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,899,235
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	91,811,258
Futures contracts — short	56,638,879

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $2,969,386, respectively. The sale transactions resulted in a net realized loss of $13,137.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.00% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.55%
Class 2	0.80
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
55,293	(55,293)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
63,288,473	8,435,676	71,724,149	43,910,627	—	43,910,627
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
87,814,794	48,345,838	—	258,318,934
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,505,496,703	258,926,247	(607,313)	258,318,934
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $781,469,420 and $816,267,078, respectively, for the year ended December 31, 2020, of which $3,367,625 and $49,697,138, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	975,000	0.79	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Capital gain dividend
$50,847,559
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
32	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
36	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020	37

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
38	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2020

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1876 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Company Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Company Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	71.12	28.08	17.63
Class 2	06/01/00	70.67	27.76	17.33
Russell 2000 Growth Index		34.63	16.36	13.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	96.3
Money Market Funds	3.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	1.3
Consumer Discretionary	16.3
Energy	0.6
Financials	4.5
Health Care	36.5
Industrials	17.1
Information Technology	17.8
Materials	3.6
Real Estate	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 91.61% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 70.67%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 34.63% for the same time period.
Market overview
While U.S. equities finished 2020 with a gain, the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and we saw a rotation out of economically sensitive stocks and into the stay at home cohort of stocks. This included stocks leveraged to online retail channels, digital technologies allowing us to work effectively from home and increased commercial investments into the digitization of both large and small businesses. In addition, stocks tied directly to treating people as COVID-19 spread saw tremendous gains. The stock market at large started a remarkable recovery, with stocks in leisure and retail recovering as well as more economically sensitive stocks. The second half of 2020 saw a robust IPO market and there were several strongly positioned companies with the types of business models that we look for that went public. We saw an additional benefit from the Fund’s participation in this segment of the small-cap growth recovery.
The Fund’s positioning in secular leaders like software-as-a-service (SaaS) stocks and health care holdings initially helped us during the immediate downturn. As the groundwork was laid for a recovery through unprecedented monetary and fiscal action, we shifted capital into what we viewed as the most oversold areas of the market. We also deployed money in areas that we believed would see a lift in the coming years, like the semiconductor capital equipment industry, benefiting from the accelerating intensity of computing in the overall economy. This pivot to stocks that were trading at well under our estimation of their fair value allowed the Fund to capture meaningful recoveries in valuation once the reflation took hold in earnest.
The Fund’s notable contributors during the period
•	Stock selection in the information technology, health care, consumer discretionary and industrials sectors led the Fund’s strong performance over the benchmark during the period.
•	Etsy, Inc., in the consumer discretionary sector, operates the world’s leading online marketplace for handmade and artisanal items. The company saw a dramatic increase in sales in April 2020, as gross merchandise sales rose over 100% year-over-year in April 2020, as compared to a mid-20% growth rate in January-February 2020. While demand for face masks accounted for a large portion of the company’s growth boom, gross merchandise sales, excluding face masks, rose 79% as shoppers gravitated to other sales categories on the platform.
•	Quidel Corp., in the health care sector, develops rapid diagnostic tests for infectious diseases, women’s health and gastrointestinal diseases. Quidel has developed a molecular test as well as a rapid immunoassay antigen test for COVID-19 and expects to have a rapid antibody serology test that will be performed on their installed base of over 65,000 Sofia instruments in doctors’ offices.
•	Coupa Software, Inc., in information technology, provides a cloud-based spend management platform that connects several organizations with roughly 5 million global suppliers, and offers procurement, invoicing and expense modules that provides analytics and contract and inventory management capabilities. The company had eclipsed our expected value by the end of the period, and the Fund harvested gains in the name.
•	Avalara, Inc., in the information technology sector, develops cloud-based software solutions designed to improve accuracy and efficiency by automating the process of determining taxability, identifying applicable tax rates, determining
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
and collecting taxes, preparing and filing returns and maintaining tax records and compliance documents. Avalara continued to benefit from the increasing penetration of online commerce and the necessity of meticulous calculation of sales tax payable in multiple jurisdictions.
•	Five9, Inc., within information technology, develops cloud-based customer contact software that assists contact centers in customer service and sales and marketing functions. Five9 benefited from the modernization of communications equipment as customer call centers transition to unified communications with their clients.
•	Teledoc, in the health care sector, provides on-demand health care services via mobile devices, internet, video and phone and serves thousands of employers, health plans and health systems. Teledoc benefited from the fast tracking of the trend to telemedicine brought on by COVID-19. Its recent merger with “health-care coach” Livongo looked to us to be a significant step in building out a digital end-to-end interface within the health care industry. Following the merger, the company’s market capitalization and valuation reached such a level that we decided to harvest gains, exiting the Fund’s position before the end of the fourth quarter.
The Fund’s notable detractors during the period
•	Selections within the energy and communication services sectors modestly detracted from performance during the period.
•	Health care holding Cantel Medical Corp. was the largest detractor in the Fund’s portfolio. Cantel develops infection prevention and control devices for endoscopy labs in hospitals as well as the dental industry. The past few years have been challenging for growth as Cantel has faced hurdles with their dialysis-industry sales as well as in their medical-segment sales.
•	LendingTree, in the financials sector, is an operator of an online loan marketplace for consumers seeking loans and other credit-based offerings detracted. The company’s stock declined after their business slowed due to slower credit card issuance by providers.
Fund positioning
One year into this decade, we can already see what we believe to be some exciting developments that are either trends that have been strong and we believe will remain strong or industry developments that have accelerated due to scientific achievements. SaaS opportunities continue to be robust and, in particular, the digitization of small and medium businesses is now in full swing, accelerated by the COVID-19 pandemic. Productivity-enhancing software like accounts payable software leader Bill.com is revolutionizing the back-office of small and medium businesses throughout the country. New financial technology-focused companies are changing the way businesses think about how they’re using banking services and how the banking experience can be enhanced. Finally, the Cambrian Explosion occurring in life sciences is breathtaking. The last decade saw the rise of genomics in both drug discovery and diagnostics. The mysteries initially unlocked by the Human Genome Project some two decades ago have finally taken hold as new types of therapies have begun to gain traction. Innovation has finally taken hold in the area of the proteome, which we believe should allow for an acceleration in targeting diseases like neurodegenerative disorders. It has been difficult, traditionally, to target Alzheimer’s Disease, for example, with an effective therapy; trial after trial has failed. On the back of effective analysis of the proteome, we believe this decade may usher in the understanding of how to finally create effective treatments for these diseases. Technological innovation across the board should continue to transform the global economy, lengthening life expectancy and enhancing the quality of life for all. We believe we stand well-positioned to benefit from these trends in the coming years.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,423.00	1,020.61	5.48	4.57	0.90
Class 2	1,000.00	1,000.00	1,421.50	1,019.36	7.00	5.84	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Communication Services 1.3%
Interactive Media & Services 1.3%
EverQuote, Inc., Class A(a)	200,115	7,474,295
Total Communication Services		7,474,295
Consumer Discretionary 15.8%
Diversified Consumer Services 0.6%
Vivint Smart Home, Inc.(a)	156,620	3,249,865
Hotels, Restaurants & Leisure 9.5%
Caesars Entertainment, Inc.(a)	217,257	16,135,677
GAN Ltd.(a)	258,009	5,232,423
Papa John’s International, Inc.	65,995	5,599,676
Penn National Gaming, Inc.(a)	42,614	3,680,571
Planet Fitness, Inc., Class A(a)	238,205	18,491,854
Texas Roadhouse, Inc.	44,402	3,470,460
Wingstop, Inc.	14,045	1,861,665
Total		54,472,326
Internet & Direct Marketing Retail 2.6%
Etsy, Inc.(a)	52,569	9,352,551
Fiverr International Ltd.(a)	28,898	5,638,000
Total		14,990,551
Specialty Retail 3.1%
Floor & Decor Holdings, Inc.(a)	99,570	9,245,074
Leslie’s, Inc.(a)	124,783	3,462,728
Lithia Motors, Inc., Class A	16,465	4,818,812
Total		17,526,614
Total Consumer Discretionary		90,239,356
Energy 0.6%
Energy Equipment & Services 0.2%
Frank’s International NV(a)	440,662	1,207,414
Oil, Gas & Consumable Fuels 0.4%
Delek U.S. Holdings, Inc.	121,090	1,945,916
Total Energy		3,153,330
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 4.4%
Capital Markets 1.9%
Oaktree Acquisition Corp., Class A(a)	376,479	5,496,593
Skillz, Inc.(a)	260,339	5,206,780
Total		10,703,373
Consumer Finance 1.7%
LendingTree, Inc.(a)	35,279	9,659,038
Thrifts & Mortgage Finance 0.8%
Essent Group Ltd.	106,127	4,584,686
Total Financials		24,947,097
Health Care 35.4%
Biotechnology 6.4%
Annexon, Inc.(a)	46,543	1,164,971
Arrowhead Pharmaceuticals, Inc.(a)	43,751	3,357,014
Insmed, Inc.(a)	68,161	2,269,080
Iovance Biotherapeutics, Inc.(a)	41,563	1,928,523
IVERIC bio, Inc.(a)	157,951	1,091,441
Natera, Inc.(a)	114,803	11,425,195
Novavax, Inc.(a)	26,653	2,972,076
Nurix Therapeutics, Inc.(a)	25,158	827,195
Olema Pharmaceuticals, Inc.(a)	45,535	2,189,323
Revolution Medicines, Inc.(a)	39,427	1,560,915
Silverback Therapeutics, Inc.(a)	52,386	2,427,567
SpringWorks Therapeutics, Inc.(a)	37,977	2,754,092
uniQure NV(a)	73,946	2,671,669
Total		36,639,061
Health Care Equipment & Supplies 9.2%
Acutus Medical, Inc.(a)	32,767	944,017
BioLife Solutions, Inc.(a)	171,790	6,852,703
Cantel Medical Corp.	28,870	2,276,688
GenMark Diagnostics, Inc.(a)	82,111	1,198,821
Glaukos Corp.(a)	68,663	5,167,577
Heska Corp.(a)	85,027	12,384,183
Neogen Corp.(a)	104,055	8,251,562
Quidel Corp.(a)	25,496	4,580,356
Quotient Ltd.(a)	436,205	2,272,628
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Silk Road Medical, Inc.(a)	55,803	3,514,473
Tandem Diabetes Care, Inc.(a)	53,487	5,117,636
Total		52,560,644
Health Care Providers & Services 7.1%
Addus HomeCare Corp.(a)	48,842	5,718,910
Amedisys, Inc.(a)	38,836	11,391,764
Chemed Corp.	25,804	13,743,469
HealthEquity, Inc.(a)	134,602	9,383,105
Total		40,237,248
Health Care Technology 2.3%
Accolade, Inc.(a)	113,399	4,932,856
American Well Corp., Class A(a)	36,206	917,098
Schrodinger, Inc.(a)	90,433	7,160,485
Total		13,010,439
Life Sciences Tools & Services 10.4%
10X Genomics, Inc., Class A(a)	76,314	10,806,063
AbCellera Biologics, Inc.(a)	56,243	2,263,218
Adaptive Biotechnologies Corp.(a)	130,717	7,729,296
Bio-Techne Corp.	52,832	16,776,802
Codexis, Inc.(a)	132,240	2,886,799
NeoGenomics, Inc.(a)	165,736	8,923,226
Quanterix Corp.(a)	165,055	7,675,058
Seer, Inc.(a)	39,880	2,238,863
Total		59,299,325
Total Health Care		201,746,717
Industrials 16.6%
Aerospace & Defense 2.3%
Aerojet Rocketdyne Holdings, Inc.(a)	102,696	5,427,484
Axon Enterprise, Inc.(a)	38,146	4,674,029
Spirit AeroSystems Holdings, Inc., Class A	75,114	2,936,206
Total		13,037,719
Building Products 1.2%
Simpson Manufacturing Co., Inc.	71,387	6,671,115
Commercial Services & Supplies 2.8%
Casella Waste Systems, Inc., Class A(a)	57,839	3,583,126
Healthcare Services Group, Inc.	241,316	6,780,980
McGrath Rentcorp	80,622	5,409,736
Total		15,773,842
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 4.5%
Array Technologies, Inc.(a)	94,630	4,082,338
Plug Power, Inc.(a)	210,209	7,128,187
Sunrun, Inc.(a)	66,591	4,620,084
Vertiv Holdings Co.	529,174	9,879,679
Total		25,710,288
Machinery 1.6%
Kornit Digital Ltd.(a)	104,657	9,328,078
Road & Rail 1.5%
Saia, Inc.(a)	49,226	8,900,061
Trading Companies & Distributors 2.7%
SiteOne Landscape Supply, Inc.(a)	96,539	15,313,982
Total Industrials		94,735,085
Information Technology 17.2%
Electronic Equipment, Instruments & Components 0.5%
908 Devices, Inc.(a)	51,392	2,926,775
IT Services 3.0%
Euronet Worldwide, Inc.(a)	51,591	7,476,568
Shift4 Payments, Inc., Class A(a)	132,413	9,983,940
Total		17,460,508
Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc.(a)	53,057	5,144,937
CMC Materials, Inc.	13,799	2,087,789
Ichor Holdings Ltd.(a)	196,753	5,931,119
MKS Instruments, Inc.	17,944	2,699,675
Total		15,863,520
Software 10.9%
Alarm.com Holdings, Inc.(a)	41,861	4,330,520
Alteryx, Inc., Class A(a)	33,871	4,125,149
Avalara, Inc.(a)	85,366	14,076,000
Bill.com Holdings, Inc.(a)	101,259	13,821,853
Blackline, Inc.(a)	57,248	7,635,738
Five9, Inc.(a)	32,759	5,713,170
Medallia, Inc.(a)	161,554	5,366,824
Mimecast Ltd.(a)	36,293	2,062,894

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
PubMatic, Inc., Class A(a)	59,935	1,675,783
Tenable Holdings, Inc.(a)	63,307	3,308,424
Total		62,116,355
Total Information Technology		98,367,158
Materials 3.5%
Chemicals 2.7%
Balchem Corp.	53,352	6,147,217
Livent Corp.(a)	483,138	9,102,320
Total		15,249,537
Metals & Mining 0.8%
Worthington Industries, Inc.	90,064	4,623,886
Total Materials		19,873,423
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Coresite Realty Corp.	42,948	5,380,526
STORE Capital Corp.	212,650	7,225,847
Total		12,606,373
Total Real Estate		12,606,373
Total Common Stocks (Cost $369,199,359)		553,142,834

Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	21,201,819	21,199,698
Total Money Market Funds (Cost $21,199,698)		21,199,698
Total Investments in Securities (Cost: $390,399,057)		574,342,532
Other Assets & Liabilities, Net		(3,710,326)
Net Assets		570,632,206

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	6,713,926	200,556,820	(186,071,200)	152	21,199,698	3,661	82,160	21,201,819
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,474,295	—	—	7,474,295
Consumer Discretionary	90,239,356	—	—	90,239,356
Energy	3,153,330	—	—	3,153,330
Financials	24,947,097	—	—	24,947,097
Health Care	201,746,717	—	—	201,746,717
Industrials	94,735,085	—	—	94,735,085
Information Technology	98,367,158	—	—	98,367,158
Materials	19,873,423	—	—	19,873,423
Real Estate	12,606,373	—	—	12,606,373
Total Common Stocks	553,142,834	—	—	553,142,834
Money Market Funds	21,199,698	—	—	21,199,698
Total Investments in Securities	574,342,532	—	—	574,342,532
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $369,199,359)	$553,142,834
Affiliated issuers (cost $21,199,698)	21,199,698
Receivable for:
Capital shares sold	22,762
Dividends	169,124
Expense reimbursement due from Investment Manager	42
Prepaid expenses	1,557
Trustees’ deferred compensation plan	76,364
Total assets	574,612,381
Liabilities
Payable for:
Investments purchased	3,424,585
Capital shares purchased	404,164
Management services fees	13,527
Distribution and/or service fees	13
Service fees	7,714
Compensation of board members	29,229
Compensation of chief compliance officer	35
Other expenses	24,544
Trustees’ deferred compensation plan	76,364
Total liabilities	3,980,175
Net assets applicable to outstanding capital stock	$570,632,206
Represented by
Paid in capital	316,848,758
Total distributable earnings (loss)	253,783,448
Total - representing net assets applicable to outstanding capital stock	$570,632,206
Class 1
Net assets	$568,792,118
Shares outstanding	18,980,863
Net asset value per share	$29.97
Class 2
Net assets	$1,840,088
Shares outstanding	65,231
Net asset value per share	$28.21
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,252,367
Dividends — affiliated issuers	82,160
Interfund lending	284
Total income	1,334,811
Expenses:
Management services fees	3,520,593
Distribution and/or service fees
Class 2	2,266
Service fees	51,843
Compensation of board members	22,247
Custodian fees	17,150
Printing and postage fees	13,438
Audit fees	33,700
Legal fees	10,184
Compensation of chief compliance officer	153
Other	18,304
Total expenses	3,689,878
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(58,334)
Total net expenses	3,631,544
Net investment loss	(2,296,733)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	72,878,782
Investments — affiliated issuers	3,661
Foreign currency translations	(903)
Net realized gain	72,881,540
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	168,915,152
Investments — affiliated issuers	152
Net change in unrealized appreciation (depreciation)	168,915,304
Net realized and unrealized gain	241,796,844
Net increase in net assets resulting from operations	$239,500,111
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment loss	$(2,296,733)	$(429,095)
Net realized gain	72,881,540	7,273,513
Net change in unrealized appreciation (depreciation)	168,915,304	16,447,388
Net increase in net assets resulting from operations	239,500,111	23,291,806
Distributions to shareholders
Net investment income and net realized gains
Class 1	(7,383,529)	(6,000,386)
Class 2	(15,805)	(116,037)
Total distributions to shareholders	(7,399,334)	(6,116,423)
Increase in net assets from capital stock activity	390,919	295,855,272
Total increase in net assets	232,491,696	313,030,655
Net assets at beginning of year	338,140,510	25,109,855
Net assets at end of year	$570,632,206	$338,140,510

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	285,674	5,528,828	17,276,396	294,484,935
Distributions reinvested	331,100	7,383,529	344,652	6,000,386
Redemptions	(578,014)	(13,198,373)	(252,661)	(4,629,598)
Net increase (decrease)	38,760	(286,016)	17,368,387	295,855,723
Class 2
Subscriptions	37,571	810,632	1,128	19,974
Distributions reinvested	752	15,805	7,062	116,037
Redemptions	(7,168)	(149,502)	(7,597)	(136,462)
Net increase (decrease)	31,155	676,935	593	(451)
Total net increase	69,915	390,919	17,368,980	295,855,272
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

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Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$17.82	(0.12)	12.66	12.54	(0.39)	(0.39)
Year Ended 12/31/2019	$15.64	(0.06)	6.33	6.27	(4.09)	(4.09)
Year Ended 12/31/2018	$18.71	(0.06)	0.02	(0.04)	(3.03)	(3.03)
Year Ended 12/31/2017	$15.31	(0.06)	4.43	4.37	(0.97)	(0.97)
Year Ended 12/31/2016	$16.85	(0.02)	1.93	1.91	(3.45)	(3.45)
Class 2
Year Ended 12/31/2020	$16.80	(0.17)	11.92	11.75	(0.34)	(0.34)
Year Ended 12/31/2019	$14.91	(0.11)	6.04	5.93	(4.04)	(4.04)
Year Ended 12/31/2018	$17.97	(0.10)	0.03	(0.07)	(2.99)	(2.99)
Year Ended 12/31/2017	$14.75	(0.10)	4.25	4.15	(0.93)	(0.93)
Year Ended 12/31/2016	$16.34	(0.06)	1.87	1.81	(3.40)	(3.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$29.97	71.12%	0.91%	0.90%	(0.57%)	80%	$568,792
Year Ended 12/31/2019	$17.82	40.70%	0.97%	0.89%	(0.36%)	100%	$337,568
Year Ended 12/31/2018	$15.64	(1.75%)	1.24%	0.90%	(0.31%)	156%	$24,611
Year Ended 12/31/2017	$18.71	29.25%	1.25%	0.93%	(0.38%)	153%	$30,341
Year Ended 12/31/2016	$15.31	12.74%	1.29%	0.94%	(0.13%)	183%	$26,912
Class 2
Year Ended 12/31/2020	$28.21	70.67%	1.17%	1.15%	(0.81%)	80%	$1,840
Year Ended 12/31/2019	$16.80	40.39%	1.22%	1.14%	(0.62%)	100%	$572
Year Ended 12/31/2018	$14.91	(2.00%)	1.49%	1.15%	(0.55%)	156%	$499
Year Ended 12/31/2017	$17.97	28.84%	1.50%	1.18%	(0.63%)	153%	$540
Year Ended 12/31/2016	$14.75	12.53%	1.54%	1.19%	(0.38%)	183%	$454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
20	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap July 1, 2020 through April 30, 2021	Voluntary expense cap May 1, 2020 through June 30, 2020	Contractual expense cap prior to May 1, 2020
Class 1	0.90%	0.89%	0.89%
Class 2	1.15	1.14	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
891,423	(891,423)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,163,270	2,236,064	7,399,334	3,378,154	2,738,269	6,116,423
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
50,454,314	21,795,666	—	181,627,320
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
392,715,212	186,895,823	(5,268,503)	181,627,320
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $311,004,113 and $334,939,154, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
22	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,900,000	0.64	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
24	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 91.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend
6.05%	$22,911,603
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
28	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
30	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
32	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2020	33

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Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1506 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA*
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
*Colin Lundgren has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, effective March 1, 2021.
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	6.82	6.40	5.28
Class 2	06/01/00	6.62	6.16	5.03
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.84
ICE BofA US Cash Pay High Yield Constrained Index		6.10	8.39	6.60
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		10.78	5.17	1.88
JPMorgan Emerging Markets Bond Index - Global		5.88	6.84	5.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Asset-Backed Securities — Non-Agency	9.7
Commercial Mortgage-Backed Securities - Non-Agency	5.4
Common Stocks	0.0(a)
Corporate Bonds & Notes	38.8
Foreign Government Obligations	7.8
Money Market Funds	4.1
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	9.9
Residential Mortgage-Backed Securities - Non-Agency	16.8
Senior Loans	7.0
U.S. Treasury Obligations	0.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2020)
AAA rating	11.0
AA rating	4.6
A rating	3.9
BBB rating	22.1
BB rating	25.3
B rating	18.4
CCC rating	4.3
D rating	0.1
Not rated	10.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	664.4	(535.4)	129.0
Foreign Currency Derivative Contracts	—	(29.0)	(29.0)
Total Notional Market Value of Derivative Contracts	664.4	(564.4)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
At December 31, 2020, approximately 45.42% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 6.62%. The Fund posted solid absolute gains but underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period. During the same time period, the ICE BofA US Cash Pay High Yield Constrained Index returned 6.10%, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 10.78% and the JPMorgan Emerging Markets Bond Index — Global returned 5.88%.
Market overview
2020 ended up being a strong year for fixed-income returns, with the Bloomberg Barclays U.S. Aggregate Bond Index enjoying its second-best year since 2011, beaten only by the strong returns of 2019. That said, volatility was extraordinarily high.
The annual period started out relatively calm, but that did not last long, as financial markets experienced a historic disruption with the emergence of the COVID-19 pandemic bringing the global economy to a near halt. Investors aggressively sold out of riskier assets in favor of perceived safe havens, which pushed 10-year U.S. Treasury yields to a new intra-day low of 0.31% in early March from 1.92% at the start of the year. Policy makers globally responded with dramatic measures in an effort to keep businesses and consumers afloat. The U.S. Federal Reserve (the Fed) cut its short-term interest rate to zero, resurrected 2008 financial crisis-era lending facilities and launched an asset purchase program that included U.S. Treasuries, mortgage-backed securities, municipal bonds and corporate bonds. On the fiscal side, in late March, the U.S. Government passed a $2.2 trillion stimulus package. U.S. Treasury yields nonetheless finished the first quarter of 2020 near all-time lows, with the 10-year U.S. Treasury yield ending March at 0.70%.
Many of the themes that dramatically weighed on markets in March reversed. Economies slowly began to reopen, which enabled previously displaced employees to return to work and gave consumers both the confidence and ability to start spending again. The Fed’s emergency stimulus measures successfully restored liquidity and function to financial markets. The combination of aggressive actions by global central banks and gradually improving economic data fueled an appetite for risk that supported most credit-sensitive fixed income sectors.
The second half of the annual period was generally a continuation of investors increasing their risk appetite in a search for yield in ever-deeper areas of the fixed income market. This trend was catalyzed in November, as the U.S. election results hinted at a stable tax policy and, more importantly, several COVID-19 vaccines were shown to have impressive efficacy and anticipated distribution timeliness that would potentially allow economic activity to return to a more normal state by mid-2021.
For the annual period as a whole, interest rates fell precipitously, especially at the short-term end of the U.S. Treasury yield curve (spectrum of maturities). Fed policy was the main driver behind the drop in short-term interest rates. The decrease in economic growth and inflation expectations drove much of the decrease in longer term yields, although inflation expectations moved dramatically higher during the fourth quarter of 2020. The U.S. Treasury yield, in turn, steepened during the annual period overall, especially in the fourth quarter when the differential in yields between two-year U.S. Treasuries and 30-year U.S. Treasuries reached its highest levels since May 2017. With the significant drop in U.S. Treasury yields, duration-sensitive sectors performed well during the annual period overall. Credit sectors recovered more than many had anticipated, with most sectors of the fixed-income universe posting positive returns for the annual period. The best performing credit sector for the annual period was high-yield corporate bonds, followed by asset-backed securities. The weakest performing credit sector was emerging markets debt.
The Fund’s notable detractors during the period
•	While the Fund’s duration positioning was a positive contributor to its absolute performance, it detracted on a relative basis. Such results were mainly due to the Fund having a duration stance approximately three years shorter than that of
6	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
the benchmark when interest rates dropped significantly during the first quarter 2020 sell-off. This was partially offset by the Fund having a shorter duration than the benchmark during the fourth calendar quarter when interest rates moved higher, which contributed positively to the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
•	Overall, the only credit sector that detracted from the Fund’s relative performance during the annual period was investment-grade credit, due primarily to the Fund having a modest overweight to the sector during the first quarter of 2020.
The Fund’s notable contributors during the period
•	Sector allocation decisions as a whole contributed positively to the Fund’s relative results during the annual period.
•	The relatively high-quality bias the Fund had coming into 2020 was beneficial when markets were in free-fall during March and April. One surprise was the degree to which the higher-rated structured products exposure experienced selling pressure, much of which was due to the elevated level of leverage utilized by some large investors in the sector. Despite that development, we were able to effectively rotate a material amount of the Fund’s exposure from higher quality securities into lower quality securities that had sold off in extreme fashion. Specifically, we increased the Fund’s allocation to high-yield corporate bonds from approximately 10% of the Fund’s total net asset in early 2020 to nearly 30% of the Fund’s total net assets by the end of April.
•	Additionally, some of the Fund’s exposure within the structured products and investment grade corporate bond sectors was repositioned to lower rated, higher yielding securities that we felt were fundamentally intact. The sector rotation as well as repositioning within sectors contributed positively to the Fund’s relative results for the annual period.
Fund positioning
As mentioned, we made changes in the Fund’s sector allocation and credit quality positioning as market conditions shifted during the annual period. We also made changes to the Fund’s duration, or interest rate risk, and yield curve positioning during the annual period. While the Fund had a shorter duration stance than the benchmark throughout the annual period, it was to varying degrees. After the first quarter 2020 sell-off, we increased duration and focused primarily on investments at the intermediate portion of the yield curve. This was done to express both our relative certainty that interest rates would stay low, as central banks, including the Fed, reacted to COVID-19 as well as our concerns that swift changes in inflation or economic growth expectations would push long-term U.S. Treasury yields higher. Also, we were increasing credit risk in the Fund and wanted to ensure there was what we believe to be an adequate amount of interest rate risk to create enhanced balance in the portfolio. During the fourth quarter of 2020, we steadily reduced the Fund’s duration, a strategy carried out in concert with its credit risk being reduced. In our view, the U.S. election results increased the likelihood of greater fiscal stimulus ahead, which with the COVID-19 vaccine rollout getting underway, raised the probability, we believed, of economic activity improving in 2021.
Derivative positions in the Fund
The Fund utilized U.S. Treasury futures, German bund futures and European government bond futures to manage and adjust the Fund’s duration positioning. The Fund used CMBX and CDX, a high-yield credit default swap index, to hedge its credit exposure. The Fund also used inflation swaps, interest rate swaps, currency forwards and swaptions to maintain and modify target duration, yield curve, credit and currency positioning. On a stand-alone basis, these derivative instruments had an overall positive effect on the Fund’s performance during the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.80	1,021.67	3.61	3.51	0.69
Class 2	1,000.00	1,000.00	1,081.60	1,020.41	4.92	4.77	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-4 Class F
10/13/2025	6.940%	500,000	530,269
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	6.787%	500,000	479,251
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	1.709%	1,300,000	1,277,825
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	319,606	321,097
Series 2019-B Class B
10/15/2026	3.150%	1,500,000	1,521,108
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	1.818%	500,000	496,076
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	1.637%	2,500,000	2,476,482
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	2.018%	600,000	592,577
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	60,604	60,781
Series 2019-A Class B
10/16/2023	4.360%	131,122	131,276
Series 2019-B Class B
06/17/2024	3.620%	900,000	887,831
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	513,400	524,808
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	244,634	246,826
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class BR
3-month USD LIBOR + 1.300% Floor 1.300% 04/15/2031	1.537%	335,000	328,130
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	1,000,000	1,018,652
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	353,442	351,800
Series 2019-11 Class A
12/15/2045	3.750%	212,107	211,408
Series 2019-3 Class A
10/15/2025	3.750%	541,291	538,829
Series 2019-7 Class A
01/15/2027	3.750%	537,404	535,301
Series 2019-8 Class A
12/15/2045	3.750%	232,724	231,871
Series 2020-1 Class A
01/16/2046	3.500%	636,218	634,489
Series 2020-2 Class A
02/15/2046	3.600%	361,051	360,047
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.737%	400,000	396,012
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.968%	600,000	597,694
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	4.316%	500,000	500,143
NRZ Excess Spread-Collateralized Notes(a),(c)
Series 2020-PLS1 Class A
12/25/2025	3.844%	500,000	501,358
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	1.709%	1,000,000	990,567
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	855,000	862,758
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.668%	800,000	787,191
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class A
06/15/2026	3.690%	452,330	457,136
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	595,603	604,662
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	1,200,000	1,206,056
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	79,935	79,959
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	1,000,000	978,876
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	504,070	507,397
Series 2020-1A Class B
10/15/2026	3.950%	150,000	155,230
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	500,000	500,404
Upstart Securitization Trust(a)
Subordinated Series 2018-2 Class C
12/22/2025	5.494%	131,615	133,456
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	400,000	407,019
Total Asset-Backed Securities — Non-Agency (Cost $23,436,216)			23,422,652

Commercial Mortgage-Backed Securities - Non-Agency 5.8%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.109%	550,000	447,978
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.699%	250,000	223,156
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.999%	150,000	143,051
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.559%	300,000	262,139
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	900,000	898,411
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(d)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%	150,000	156,059
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.559%	500,000	491,259
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.409%	750,000	727,520
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.159%	400,000	383,014
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.880%	200,000	175,004
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.576%	650,000	526,517
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.651%	700,000	697,392
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class F
02/10/2037	3.633%	150,000	126,383
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	300,000	247,662
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	500,000	366,100
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	400,000	260,050
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	250,000	253,182
CSMC Trust(a),(d)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	600,000	471,636
Hilton USA Trust(a),(d)
Series 2016-HHV Class F
11/05/2038	4.194%	1,000,000	953,989

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	600,000	600,266
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	457,174
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	500,000	515,456
Series 2020-SFR1 Class F
04/17/2037	3.431%	650,000	661,587
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	630,000	630,663
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	500,000	532,773
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.259%	600,000	576,028
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	1.659%	400,000	392,910
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.059%	450,000	431,136
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.650% Floor 1.650% 12/15/2034	1.934%	400,000	336,047
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $13,244,605)			12,944,542

Common Stocks 0.0%
Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Fieldwood Energy LLC(c),(e)	8,596	0
Total Energy		0
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(c),(e),(f)	2,000	—
Total Financials		—
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Energy Corp.(e)	10,418	11,460
Total Utilities		11,460
Total Common Stocks (Cost $200,545)		11,460

Corporate Bonds & Notes 41.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Bombardier, Inc.(a)
10/15/2022	6.000%	70,000	68,671
12/01/2024	7.500%	38,000	36,406
03/15/2025	7.500%	69,000	64,321
04/15/2027	7.875%	10,000	9,194
Moog, Inc.(a)
12/15/2027	4.250%	48,000	50,197
Northrop Grumman Corp.
01/15/2028	3.250%	310,000	350,793
TransDigm, Inc.
07/15/2024	6.500%	137,000	139,475
05/15/2025	6.500%	59,000	60,806
06/15/2026	6.375%	17,000	17,597
03/15/2027	7.500%	73,000	78,171
Subordinated
11/15/2027	5.500%	59,000	62,060
TransDigm, Inc.(a)
12/15/2025	8.000%	110,000	121,423
03/15/2026	6.250%	480,000	511,507
Total			1,570,621
Airlines 0.1%
American Airlines, Inc.(a)
07/15/2025	11.750%	72,000	83,060
Delta Air Lines, Inc.
01/15/2026	7.375%	21,000	24,060
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	44,000	47,506
Total			154,626
Automotive 0.8%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	8,000	8,420
Clarios Global LP(a)
05/15/2025	6.750%	36,000	38,790

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Co.
04/21/2023	8.500%	49,000	55,102
04/22/2025	9.000%	30,000	36,787
04/22/2030	9.625%	9,000	12,729
Ford Motor Credit Co. LLC
03/18/2024	5.584%	99,000	107,093
09/08/2024	3.664%	147,000	151,243
11/01/2024	4.063%	120,000	125,937
06/16/2025	5.125%	265,000	287,935
11/13/2025	3.375%	63,000	64,371
08/17/2027	4.125%	287,000	300,038
11/13/2030	4.000%	30,000	31,520
IAA Spinco, Inc.(a)
06/15/2027	5.500%	89,000	94,340
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	218,000	224,192
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	156,000	169,250
Tenneco, Inc.(a)
01/15/2029	7.875%	36,000	40,421
Total			1,748,168
Banking 0.6%
Capital One Financial Corp.
01/31/2028	3.800%	270,000	311,839
Citigroup, Inc.(g)
06/03/2031	2.572%	300,000	319,730
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	270,000	290,485
JPMorgan Chase & Co.(g)
10/15/2030	2.739%	360,000	391,649
Total			1,313,703
Brokerage/Asset Managers/Exchanges 0.2%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	28,000	30,828
AG Issuer LLC(a)
03/01/2028	6.250%	28,000	28,498
NFP Corp.(a)
05/15/2025	7.000%	26,000	28,077
08/15/2028	6.875%	311,000	332,124
Total			419,527
Building Materials 0.7%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	161,000	167,555
01/15/2028	4.000%	170,000	176,654
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	249,000	254,862
11/15/2026	4.500%	142,000	147,879
Cemex SAB de CV(a)
11/19/2029	5.450%	389,000	427,044
Core & Main LP(a)
08/15/2025	6.125%	218,000	224,585
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	70,000	72,800
Interface, Inc.(a)
12/01/2028	5.500%	21,000	22,127
James Hardie International Finance DAC(a)
01/15/2028	5.000%	66,000	70,246
White Cap Buyer LLC(a)
10/15/2028	6.875%	51,000	54,400
Total			1,618,152
Cable and Satellite 2.9%
Cable One, Inc.(a)
11/15/2030	4.000%	53,000	55,099
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	164,000	173,899
02/01/2028	5.000%	23,000	24,286
06/01/2029	5.375%	94,000	103,118
03/01/2030	4.750%	172,000	185,607
08/15/2030	4.500%	289,000	307,982
02/01/2031	4.250%	47,000	49,523
05/01/2032	4.500%	136,000	145,188
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	30,000	37,540
03/01/2050	4.800%	565,000	671,045
04/01/2061	3.850%	35,000	35,326
Comcast Corp.
01/15/2051	2.800%	90,000	93,739
CSC Holdings LLC(a)
02/01/2028	5.375%	338,000	361,175
02/01/2029	6.500%	275,000	310,203
01/15/2030	5.750%	117,000	128,240
12/01/2030	4.125%	40,000	41,800
12/01/2030	4.625%	224,000	234,287
DISH DBS Corp.
11/15/2024	5.875%	165,000	172,920
07/01/2026	7.750%	373,000	417,548
07/01/2028	7.375%	78,000	83,373
Quebecor Media, Inc.
Subordinated
01/15/2023	5.750%	199,000	214,781
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	84,000	86,620
09/15/2028	6.500%	162,000	171,149

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	40,000	41,464
07/15/2026	5.375%	22,000	22,986
07/01/2029	5.500%	51,000	56,226
07/01/2030	4.125%	211,000	224,571
Sky PLC(a)
09/16/2024	3.750%	750,000	835,482
Viasat, Inc.(a)
04/15/2027	5.625%	32,000	33,638
Virgin Media Finance PLC(a)
07/15/2030	5.000%	247,000	257,157
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	155,000	168,159
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	217,000	228,873
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	172,000	180,845
Ziggo BV(a)
01/15/2027	5.500%	257,000	269,363
Total			6,423,212
Chemicals 0.9%
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	109,820
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	116,000	117,802
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	88,000	88,370
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	90,000	95,632
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	411,941
Element Solutions, Inc.(a)
09/01/2028	3.875%	169,000	173,881
HB Fuller Co.
10/15/2028	4.250%	52,000	53,404
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	13,000	14,365
INEOS Group Holdings SA(a)
08/01/2024	5.625%	117,000	118,727
Ingevity Corp.(a)
11/01/2028	3.875%	135,000	135,662
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	100,000	110,227
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	61,000	63,888
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp.(a)
12/15/2025	5.750%	117,000	119,979
SPCM SA(a)
09/15/2025	4.875%	67,000	69,073
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	174,000	185,495
WR Grace & Co.(a)
06/15/2027	4.875%	159,000	169,068
Total			2,037,334
Construction Machinery 0.2%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	165,000	166,724
Herc Holdings, Inc.(a)
07/15/2027	5.500%	78,000	83,329
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	28,000	28,801
United Rentals North America, Inc.
09/15/2026	5.875%	145,000	153,458
07/15/2030	4.000%	35,000	36,900
02/15/2031	3.875%	62,000	65,148
Total			534,360
Consumer Cyclical Services 0.6%
APX Group, Inc.
12/01/2022	7.875%	260,000	260,522
09/01/2023	7.625%	224,000	232,515
11/01/2024	8.500%	144,000	151,758
Arches Buyer, Inc.(a)
06/01/2028	4.250%	42,000	42,544
12/01/2028	6.125%	25,000	25,812
ASGN, Inc.(a)
05/15/2028	4.625%	120,000	124,912
Expedia Group, Inc.(a)
05/01/2025	6.250%	14,000	16,237
05/01/2025	7.000%	7,000	7,682
Frontdoor, Inc.(a)
08/15/2026	6.750%	105,000	112,111
Match Group, Inc.(a)
06/01/2028	4.625%	57,000	59,763
Staples, Inc.(a)
04/15/2026	7.500%	92,000	95,981
04/15/2027	10.750%	19,000	18,884
Uber Technologies, Inc.(a)
05/15/2025	7.500%	152,000	164,065
01/15/2028	6.250%	65,000	70,682
Total			1,383,468

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.5%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	88,000	94,202
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	73,000	81,114
03/31/2029	4.375%	59,000	61,092
Mattel, Inc.(a)
12/15/2027	5.875%	77,000	85,491
Mattel, Inc.
11/01/2041	5.450%	73,000	80,153
Newell Brands, Inc.
06/01/2025	4.875%	31,000	34,067
Prestige Brands, Inc.(a)
03/01/2024	6.375%	115,000	117,549
01/15/2028	5.125%	37,000	39,394
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	33,000	35,511
Spectrum Brands, Inc.
07/15/2025	5.750%	59,000	60,916
Valvoline, Inc.
08/15/2025	4.375%	101,000	104,319
Valvoline, Inc.(a)
02/15/2030	4.250%	241,000	255,734
Total			1,049,542
Diversified Manufacturing 0.6%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	25,000	25,963
06/30/2028	4.125%	74,000	77,053
Carrier Global Corp.
04/05/2040	3.377%	185,000	202,856
CFX Escrow Corp.(a)
02/15/2024	6.000%	23,000	23,834
02/15/2026	6.375%	53,000	56,684
Gates Global LLC/Co.(a)
01/15/2026	6.250%	195,000	205,416
MTS Systems Corp.(a)
08/15/2027	5.750%	34,000	36,869
Resideo Funding, Inc.(a)
11/01/2026	6.125%	185,000	195,112
TriMas Corp.(a)
10/15/2025	4.875%	38,000	38,950
Vertical Holdco GmbH(a)
07/15/2028	7.625%	77,000	84,029
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	37,000	39,150
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.
06/15/2024	5.375%	84,000	86,122
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	139,000	152,828
06/15/2028	7.250%	76,000	86,343
Total			1,311,209
Electric 4.5%
AEP Texas, Inc.
01/15/2050	3.450%	435,000	494,838
Calpine Corp.(a)
06/01/2026	5.250%	35,000	36,225
02/15/2028	4.500%	108,000	112,799
03/15/2028	5.125%	99,000	104,252
02/01/2029	4.625%	21,000	21,554
Clearway Energy Operating LLC
10/15/2025	5.750%	68,000	71,655
09/15/2026	5.000%	59,000	61,254
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	230,000	246,271
CMS Energy Corp.
03/01/2024	3.875%	600,000	653,697
02/15/2027	2.950%	165,000	178,933
03/31/2043	4.700%	80,000	102,508
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	50,000	60,867
DTE Energy Co.
06/01/2024	3.500%	340,000	369,203
10/01/2026	2.850%	1,220,000	1,339,830
Duke Energy Corp.
06/01/2030	2.450%	760,000	809,788
Emera U.S. Finance LP
06/15/2046	4.750%	675,000	861,885
Eversource Energy
01/15/2028	3.300%	170,000	190,761
Georgia Power Co.
03/15/2042	4.300%	125,000	158,437
01/30/2050	3.700%	80,000	97,048
Indiana Michigan Power Co.
07/01/2047	3.750%	186,000	222,132
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	50,000	53,610
09/15/2027	4.500%	389,000	433,861
NRG Energy, Inc.
01/15/2027	6.625%	41,000	43,322
NRG Energy, Inc.(a)
02/15/2029	3.375%	75,000	76,765
06/15/2029	5.250%	151,000	165,988
02/15/2031	3.625%	145,000	149,237

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	41,000	43,294
PG&E Corp.
07/01/2028	5.000%	75,000	80,127
Progress Energy, Inc.
04/01/2022	3.150%	382,000	392,131
Southern Co. (The)
07/01/2046	4.400%	572,000	719,678
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	97,000	108,934
01/15/2030	4.750%	130,000	139,728
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	76,000	80,796
07/31/2027	5.000%	184,000	196,006
Xcel Energy, Inc.
06/01/2030	3.400%	1,100,000	1,263,997
Total			10,141,411
Environmental 0.3%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	26,000	27,452
07/15/2029	5.125%	18,000	19,682
GFL Environmental, Inc.(a)
06/01/2025	4.250%	135,000	140,360
08/01/2025	3.750%	99,000	101,509
12/15/2026	5.125%	85,000	90,549
05/01/2027	8.500%	45,000	50,075
08/01/2028	4.000%	79,000	79,703
09/01/2028	3.500%	167,000	169,970
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	80,000	81,566
Total			760,866
Finance Companies 1.3%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,420,000	1,694,737
Global Aircraft Leasing Co., Ltd.(a),(h)
09/15/2024	6.500%	76,682	68,431
Navient Corp.
07/26/2021	6.625%	43,000	44,044
06/15/2022	6.500%	166,000	175,178
01/25/2023	5.500%	62,000	65,123
09/25/2023	7.250%	46,000	50,466
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	186,000	188,296
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	107,000	109,141
03/01/2031	3.875%	182,000	188,736
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Corp.
10/29/2025	4.200%	67,000	70,835
Springleaf Finance Corp.
05/15/2022	6.125%	46,000	48,813
03/15/2023	5.625%	52,000	56,040
03/15/2024	6.125%	137,000	149,799
03/15/2025	6.875%	35,000	40,687
Total			2,950,326
Food and Beverage 2.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	1,102,000	1,431,901
Aramark Services, Inc.(a)
05/01/2025	6.375%	30,000	32,063
Bacardi Ltd.(a)
05/15/2048	5.300%	670,000	925,513
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	43,000	43,633
Conagra Brands, Inc.
11/01/2048	5.400%	330,000	470,625
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	296,000	304,085
JBS USA LUX SA/USA Finance, Inc.(a)
02/15/2028	6.750%	80,000	89,652
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	1,141,000	1,229,625
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	33,000	34,496
11/01/2026	4.875%	76,000	79,361
05/15/2028	4.875%	36,000	40,402
Mondelez International, Inc.
04/13/2030	2.750%	150,000	164,727
Performance Food Group, Inc.(a)
05/01/2025	6.875%	68,000	72,828
10/15/2027	5.500%	94,000	99,158
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	108,000	110,825
09/30/2027	5.875%	134,000	145,276
Post Holdings, Inc.(a)
08/15/2026	5.000%	169,000	174,759
03/01/2027	5.750%	252,000	266,898
01/15/2028	5.625%	33,000	35,251
04/15/2030	4.625%	180,000	189,332
Total			5,940,410
Gaming 1.2%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	79,000	87,782

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.
04/01/2026	6.375%	104,000	107,885
08/15/2026	6.000%	58,000	60,361
12/01/2027	4.750%	74,000	76,813
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	129,000	130,218
CCM Merger, Inc.(a)
05/01/2026	6.375%	89,000	93,970
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	95,000	100,618
07/01/2025	6.250%	183,000	194,853
07/01/2027	8.125%	121,000	133,926
International Game Technology PLC(a)
02/15/2022	6.250%	139,000	142,526
02/15/2025	6.500%	144,000	161,029
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,000	1,085
09/01/2026	4.500%	151,000	162,713
02/01/2027	5.750%	46,000	51,589
01/15/2028	4.500%	161,000	171,475
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	54,000	57,812
Scientific Games International, Inc.(a)
10/15/2025	5.000%	242,000	249,585
03/15/2026	8.250%	121,000	130,311
05/15/2028	7.000%	56,000	60,120
11/15/2029	7.250%	174,000	190,697
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	52,000	54,808
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	61,000	63,323
02/15/2027	3.750%	38,000	38,846
12/01/2029	4.625%	48,000	51,587
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	69,000	72,040
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	20,000	21,654
Total			2,667,626
Health Care 2.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	125,000	127,958
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	19,000	20,427
04/15/2029	5.000%	82,000	87,495
Avantor Funding, Inc.(a)
07/15/2028	4.625%	108,000	114,886
Becton Dickinson and Co.
05/20/2030	2.823%	515,000	566,361
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	272,000	276,873
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	74,000	77,471
05/01/2028	4.250%	27,000	28,339
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	93,000	97,894
03/15/2026	8.000%	99,000	107,003
03/15/2027	5.625%	35,000	37,603
01/15/2029	6.000%	17,000	18,350
Cigna Corp.
12/15/2048	4.900%	235,000	323,157
CVS Health Corp.
03/25/2048	5.050%	785,000	1,061,337
Encompass Health Corp.
02/01/2028	4.500%	62,000	64,954
02/01/2030	4.750%	74,000	79,206
04/01/2031	4.625%	5,000	5,302
HCA, Inc.
02/01/2025	5.375%	92,000	103,386
09/01/2028	5.625%	186,000	219,403
02/01/2029	5.875%	104,000	125,217
09/01/2030	3.500%	106,000	112,077
Hologic, Inc.(a)
02/01/2028	4.625%	75,000	79,678
IQVIA, Inc.(a)
05/15/2027	5.000%	95,000	101,078
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	68,000	72,206
02/01/2028	7.250%	25,000	26,373
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	81,000	84,630
Select Medical Corp.(a)
08/15/2026	6.250%	159,000	170,997
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	110,000	112,113
04/15/2027	10.000%	83,000	91,339
Syneos Health, Inc.(a)
01/15/2029	3.625%	43,000	43,105
Teleflex, Inc.
06/01/2026	4.875%	57,000	59,333
11/15/2027	4.625%	53,000	56,957
Teleflex, Inc.(a)
06/01/2028	4.250%	28,000	29,762
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	79,000	86,456
02/01/2027	6.250%	148,000	156,019
11/01/2027	5.125%	194,000	205,655
06/15/2028	4.625%	29,000	30,509

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2028	6.125%	285,000	296,747
Total			5,357,656
Healthcare Insurance 0.3%
Centene Corp.
12/15/2027	4.250%	144,000	153,267
12/15/2029	4.625%	97,000	107,567
02/15/2030	3.375%	119,000	125,166
10/15/2030	3.000%	184,000	194,454
Total			580,454
Home Construction 0.3%
Lennar Corp.
11/29/2027	4.750%	111,000	131,201
Meritage Homes Corp.
04/01/2022	7.000%	44,000	46,728
06/06/2027	5.125%	93,000	103,904
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	110,000	113,717
04/01/2029	4.750%	12,000	12,374
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	58,857
08/01/2030	5.125%	165,000	184,769
TRI Pointe Group, Inc.
06/15/2028	5.700%	21,000	23,731
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	35,000	38,131
Total			713,412
Independent Energy 1.9%
Apache Corp.
11/15/2025	4.625%	48,000	50,549
11/15/2027	4.875%	117,000	123,844
01/15/2030	4.250%	30,000	31,460
02/01/2042	5.250%	25,000	26,929
04/15/2043	4.750%	11,000	11,410
01/15/2044	4.250%	79,000	77,915
Callon Petroleum Co.
10/01/2024	6.125%	14,000	8,021
07/01/2026	6.375%	252,000	130,392
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	11,000	7,111
CNX Resources Corp.(a)
03/14/2027	7.250%	122,000	131,055
01/15/2029	6.000%	33,000	33,852
Comstock Resources, Inc.
08/15/2026	9.750%	26,000	28,170
08/15/2026	9.750%	23,000	24,541
Continental Resources, Inc.(a)
01/15/2031	5.750%	80,000	88,826
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	197,000	200,958
Double Eagle III Midco 1 LLC/Finance Corp.(a)
12/15/2025	7.750%	168,000	178,003
Encana Corp.
08/15/2034	6.500%	5,000	5,755
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	33,000	35,360
01/30/2028	5.750%	113,000	121,562
EQT Corp.
10/01/2027	3.900%	126,000	124,939
01/15/2029	5.000%	70,000	73,778
EQT Corp.(g)
02/01/2030	8.750%	118,000	144,774
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	95,000	95,759
11/01/2028	6.250%	54,000	55,243
Matador Resources Co.
09/15/2026	5.875%	201,000	196,905
Newfield Exploration Co.
07/01/2024	5.625%	14,000	14,982
01/01/2026	5.375%	73,000	78,312
Noble Energy, Inc.
11/15/2043	5.250%	125,000	177,170
Occidental Petroleum Corp.
08/15/2024	2.900%	282,000	271,802
07/15/2025	8.000%	151,000	171,797
04/15/2026	3.400%	178,000	169,680
08/15/2029	3.500%	70,000	64,023
09/01/2030	6.625%	190,000	206,202
01/01/2031	6.125%	26,000	27,833
04/15/2046	4.400%	306,000	266,054
Ovintiv, Inc.
11/01/2031	7.200%	10,000	11,757
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	78,000	85,403
02/15/2028	4.125%	73,000	77,824
QEP Resources, Inc.
03/01/2026	5.625%	70,000	76,787
SM Energy Co.
06/01/2025	5.625%	32,000	26,454
09/15/2026	6.750%	85,000	69,257
01/15/2027	6.625%	142,000	112,537
Tullow Oil PLC(a)
03/01/2025	7.000%	200,000	131,826
WPX Energy, Inc.
09/15/2024	5.250%	107,000	116,488
01/15/2030	4.500%	107,000	113,481
Total			4,276,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.1%
Cenovus Energy, Inc.
07/15/2025	5.375%	142,000	160,070
04/15/2027	4.250%	20,000	21,749
11/15/2039	6.750%	70,000	91,247
Total			273,066
Leisure 0.5%
Carnival Corp.(a)
03/01/2026	7.625%	61,000	66,451
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	61,000	61,340
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	81,000	84,617
10/01/2028	6.500%	46,000	49,795
Cinemark USA, Inc.
06/01/2023	4.875%	274,000	261,438
Cinemark USA, Inc.(a)
05/01/2025	8.750%	104,000	113,435
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	49,000	54,820
NCL Corp Ltd.(a)
03/15/2026	5.875%	41,000	43,028
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	93,000	93,612
03/15/2028	3.700%	81,000	71,834
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	127,000	138,109
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	55,000	56,960
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	75,000	75,075
Vail Resorts, Inc.(a)
05/15/2025	6.250%	17,000	18,226
Viking Cruises Ltd.(a)
05/15/2025	13.000%	20,000	23,980
VOC Escrow Ltd.(a)
02/15/2028	5.000%	21,000	20,727
Total			1,233,447
Life Insurance 1.9%
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,089,000	1,207,660
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	389,000	531,092
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	300,000	414,312
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,230,000	1,363,569
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	340,000	458,511
Voya Financial, Inc.
06/15/2046	4.800%	170,000	214,710
Total			4,189,854
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	39,000	41,669
05/01/2028	5.750%	43,000	46,948
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	113,000	117,206
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	11,000	11,173
Wyndham Hotels & Resorts, Inc.(a)
04/15/2026	5.375%	48,000	49,598
08/15/2028	4.375%	170,000	176,711
Total			443,305
Media and Entertainment 1.2%
Clear Channel International BV(a)
08/01/2025	6.625%	120,000	126,382
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	102,000	103,392
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	201,000	205,541
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	37,000	30,066
08/15/2027	6.625%	49,000	29,641
Discovery Communications LLC
05/15/2049	5.300%	362,000	479,787
iHeartCommunications, Inc.
05/01/2026	6.375%	47,791	51,048
05/01/2027	8.375%	218,130	232,639
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	29,000	30,561
01/15/2028	4.750%	116,000	119,015
Lamar Media Corp.
02/15/2028	3.750%	39,000	40,080
01/15/2029	4.875%	80,000	85,154
02/15/2030	4.000%	24,000	24,898

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
02/15/2025	5.875%	24,000	27,552
04/15/2028	4.875%	194,000	218,817
11/15/2028	5.875%	160,000	191,693
05/15/2029	6.375%	17,000	21,083
Netflix, Inc.(a)
11/15/2029	5.375%	53,000	62,416
06/15/2030	4.875%	81,000	93,264
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	49,000	51,306
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	67,000	72,856
10/01/2030	5.875%	26,000	29,418
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	85,000	87,209
03/15/2030	4.625%	125,000	127,397
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	21,000	21,850
01/15/2031	5.375%	41,000	43,005
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	30,000	31,345
TEGNA, Inc.(a)
03/15/2026	4.750%	35,000	37,299
TEGNA, Inc.
09/15/2029	5.000%	73,000	77,125
Twitter, Inc.(a)
12/15/2027	3.875%	55,000	58,560
Total			2,810,399
Metals and Mining 1.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	9,000	9,377
09/30/2026	7.000%	108,000	115,284
Constellium NV(a)
05/15/2024	5.750%	38,000	38,751
03/01/2025	6.625%	61,000	62,325
02/15/2026	5.875%	295,000	302,615
Constellium SE(a)
06/15/2028	5.625%	107,000	115,046
Freeport-McMoRan, Inc.
09/01/2029	5.250%	139,000	154,508
08/01/2030	4.625%	111,000	122,289
03/15/2043	5.450%	294,000	366,104
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%	118,000	122,805
04/01/2029	6.125%	308,000	333,071
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
09/30/2026	5.875%	269,000	281,725
01/30/2030	4.750%	118,000	127,165
Total			2,151,065
Midstream 3.2%
Cheniere Energy Partners LP
10/01/2026	5.625%	91,000	94,925
10/01/2029	4.500%	107,000	113,084
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	118,000	124,305
DCP Midstream Operating LP
05/15/2029	5.125%	93,000	103,214
04/01/2044	5.600%	208,000	214,357
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	118,000	115,926
Enterprise Products Operating LLC
01/31/2060	3.950%	285,000	318,063
EQM Midstream Partners LP(a)
07/01/2025	6.000%	51,000	55,815
07/01/2027	6.500%	48,000	53,998
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	200,000	211,187
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	11,000	10,691
02/01/2028	7.750%	47,000	45,075
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	98,000	98,756
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	835,000	987,177
Kinder Morgan, Inc.
02/15/2046	5.050%	305,000	371,474
MPLX LP
04/15/2048	4.700%	230,000	273,148
NuStar Logistics LP
10/01/2025	5.750%	107,000	113,679
06/01/2026	6.000%	45,000	48,646
04/28/2027	5.625%	97,000	103,510
10/01/2030	6.375%	51,000	57,688
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	836,000	870,893
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	279,000	287,371
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	157,000	157,441
Sunoco LP/Finance Corp.
02/15/2026	5.500%	165,000	169,791

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco LP/Finance Corp.(a)
05/15/2029	4.500%	35,000	36,379
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	26,000	26,949
01/15/2028	5.500%	50,000	51,062
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	67,000	70,375
01/15/2028	5.000%	28,000	29,538
03/01/2030	5.500%	386,000	418,727
Targa Resources Partners LP/Finance Corp.(a)
02/01/2031	4.875%	83,000	90,349
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	94,000	94,690
Western Gas Partners LP
08/15/2048	5.500%	580,000	568,936
Williams Companies, Inc. (The)
09/15/2045	5.100%	676,000	841,339
Total			7,228,558
Natural Gas 0.8%
NiSource, Inc.
05/01/2030	3.600%	320,000	370,865
02/15/2043	5.250%	55,000	75,285
05/15/2047	4.375%	605,000	770,556
Sempra Energy
06/15/2027	3.250%	450,000	502,215
Total			1,718,921
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	84,000	84,454
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	68,000	70,785
Nabors Industries Ltd.(a)
01/15/2028	7.500%	40,000	27,344
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	249,772	227,292
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	48,000	51,090
Total			460,965
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	54,000	55,702
Hillenbrand, Inc.
06/15/2025	5.750%	20,000	21,720
Total			77,422
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.2%
Hospitality Properties Trust
03/15/2024	4.650%	57,000	56,483
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	80,000	80,461
10/01/2025	5.250%	201,000	200,081
02/01/2027	4.250%	10,000	9,834
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	108,000	115,372
Service Properties Trust
10/01/2024	4.350%	26,000	25,750
Total			487,981
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	107,000	110,850
08/15/2026	4.125%	205,000	213,856
08/15/2027	5.250%	148,000	154,847
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	50,000	53,682
Berry Global, Inc.
07/15/2023	5.125%	34,000	34,483
Berry Global, Inc.(a)
02/15/2026	4.500%	82,000	83,937
BWAY Holding Co.(a)
04/15/2024	5.500%	152,000	154,870
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	60,000	60,605
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	114,000	120,459
Novolex(a)
01/15/2025	6.875%	29,000	29,485
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	27,000	28,902
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	159,000	168,032
08/15/2027	8.500%	61,000	67,274
Total			1,281,282
Pharmaceuticals 1.4%
AbbVie, Inc.
06/15/2044	4.850%	170,000	224,360
11/21/2049	4.250%	630,000	792,412
Amgen, Inc.
02/21/2050	3.375%	265,000	295,768

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	10,000	10,283
04/15/2025	6.125%	399,000	411,100
04/01/2026	9.250%	145,000	161,918
01/31/2027	8.500%	103,000	114,603
01/30/2028	5.000%	50,000	51,492
02/15/2029	5.000%	43,000	44,210
02/15/2029	6.250%	100,000	108,518
01/30/2030	5.250%	50,000	52,418
02/15/2031	5.250%	65,000	67,895
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	95,000	96,355
07/15/2027	5.000%	14,000	14,779
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	23,000	23,811
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	64,000	71,310
06/30/2028	6.000%	140,000	116,484
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	39,000	41,142
06/15/2028	5.000%	131,000	140,980
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	234,000	252,686
Total			3,092,524
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	91,000	92,676
10/15/2027	6.750%	184,000	196,509
AssuredPartners, Inc.(a)
01/15/2029	5.625%	101,000	105,315
HUB International Ltd.(a)
05/01/2026	7.000%	147,000	153,675
MGIC Investment Corp.
08/15/2028	5.250%	16,000	17,111
Radian Group, Inc.
03/15/2025	6.625%	6,000	6,802
03/15/2027	4.875%	38,000	41,723
USI, Inc.(a)
05/01/2025	6.875%	39,000	39,989
Total			653,800
Railroads 0.0%
Union Pacific Corp.
08/15/2059	3.950%	51,000	62,814
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	67,000	71,829
01/15/2028	3.875%	39,000	39,698
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Golden Nugget, Inc.(a)
10/15/2024	6.750%	28,000	27,762
IRB Holding Corp.(a)
06/15/2025	7.000%	169,000	184,389
02/15/2026	6.750%	199,000	205,966
Yum! Brands, Inc.(a)
04/01/2025	7.750%	13,000	14,399
01/15/2030	4.750%	100,000	109,540
Yum! Brands, Inc.
03/15/2031	3.625%	72,000	72,981
Total			726,564
Retailers 0.5%
Asbury Automotive Group, Inc.
03/01/2028	4.500%	19,000	19,848
03/01/2030	4.750%	12,000	12,833
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	46,000	49,015
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	33,000	33,982
L Brands, Inc.(a)
07/01/2025	6.875%	69,000	74,872
07/01/2025	9.375%	21,000	25,779
10/01/2030	6.625%	35,000	38,671
L Brands, Inc.
02/01/2028	5.250%	41,000	42,749
06/15/2029	7.500%	23,000	25,544
11/01/2035	6.875%	93,000	104,326
Lowe’s Companies, Inc.
05/03/2047	4.050%	305,000	381,324
Michaels Stores, Inc.(a)
07/15/2027	8.000%	22,000	23,804
Penske Automotive Group, Inc.
09/01/2025	3.500%	29,000	29,483
PetSmart, Inc.(a)
03/15/2023	7.125%	154,000	154,006
06/01/2025	5.875%	65,000	66,677
Total			1,082,913
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	18,000	18,550
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	44,000	49,127
02/15/2028	5.875%	92,000	100,127
03/15/2029	3.500%	28,000	28,317

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	139,000	141,162
01/15/2027	4.625%	19,000	20,188
02/15/2030	4.875%	44,000	48,418
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	30,000	31,681
Total			437,570
Technology 2.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	92,000	94,906
08/01/2025	6.875%	78,000	80,298
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	19,000	20,517
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	137,000	140,176
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	27,000	29,296
03/01/2026	9.125%	16,000	17,213
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	870,000	976,038
Broadcom, Inc.
11/15/2030	4.150%	175,000	202,351
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	29,000	29,770
Camelot Finance SA(a)
11/01/2026	4.500%	54,000	56,392
CDK Global, Inc.
06/01/2027	4.875%	57,000	60,264
CommScope Technologies LLC(a)
06/15/2025	6.000%	77,000	78,725
Gartner, Inc.(a)
07/01/2028	4.500%	89,000	93,948
10/01/2030	3.750%	97,000	102,136
Iron Mountain, Inc.(a)
07/15/2028	5.000%	61,000	64,647
09/15/2029	4.875%	39,000	41,140
07/15/2030	5.250%	154,000	166,669
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	175,000	183,247
Microchip Technology, Inc.(a)
09/01/2025	4.250%	77,000	81,391
MSCI, Inc.(a)
08/01/2026	4.750%	36,000	37,515
NCR Corp.(a)
04/15/2025	8.125%	56,000	62,280
10/01/2028	5.000%	167,000	175,913
09/01/2029	6.125%	67,000	74,315
10/01/2030	5.250%	66,000	70,901
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	90,000	102,245
Oracle Corp.
04/01/2050	3.600%	575,000	671,233
Plantronics, Inc.(a)
05/31/2023	5.500%	397,000	398,282
PTC, Inc.(a)
02/15/2025	3.625%	21,000	21,609
02/15/2028	4.000%	63,000	66,092
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	160,000	162,803
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	250,000	266,479
11/15/2026	8.250%	113,000	123,578
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	21,000	25,032
09/01/2025	7.375%	113,000	122,926
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	41,000	44,301
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	102,000	105,652
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	50,000	51,859
Switch Ltd.(a)
09/15/2028	3.750%	33,000	33,590
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	43,000	45,659
06/01/2025	6.750%	79,000	81,511
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	400,000	415,264
Verscend Escrow Corp.(a)
08/15/2026	9.750%	151,000	164,135
Total			5,842,298
Transportation Services 0.4%
Adani Ports & Special Economic Zone Ltd.(a)
07/03/2029	4.375%	200,000	217,074
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	41,000	41,459
FedEx Corp.
04/01/2046	4.550%	385,000	491,586
XPO Logistics, Inc.(a)
06/15/2022	6.500%	50,000	50,129
Total			800,248
Wireless 1.1%
Altice France Holding SA(a)
02/15/2028	6.000%	208,000	211,598

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice France SA(a)
05/01/2026	7.375%	317,000	333,439
02/01/2027	8.125%	68,000	74,933
01/15/2028	5.500%	142,000	148,396
SBA Communications Corp.
09/01/2024	4.875%	305,000	312,987
SBA Communications Corp.(a)
02/15/2027	3.875%	69,000	72,246
Sprint Capital Corp.
11/15/2028	6.875%	221,000	291,484
03/15/2032	8.750%	71,000	112,397
Sprint Corp.
03/01/2026	7.625%	134,000	166,323
T-Mobile USA, Inc.
02/01/2026	4.500%	50,000	51,184
02/01/2028	4.750%	147,000	157,934
T-Mobile USA, Inc.(a)
04/15/2030	3.875%	390,000	450,876
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	55,000	56,285
Total			2,440,082
Wirelines 1.4%
AT&T, Inc.(a)
09/15/2055	3.550%	974,000	978,234
12/01/2057	3.800%	346,000	361,407
CenturyLink, Inc.
12/01/2023	6.750%	52,000	57,867
04/01/2024	7.500%	102,000	115,148
04/01/2025	5.625%	102,000	110,735
CenturyLink, Inc.(a)
12/15/2026	5.125%	109,000	115,035
02/15/2027	4.000%	44,000	45,207
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	179,000	179,920
03/01/2028	6.125%	111,000	117,630
Level 3 Financing, Inc.(a)
07/01/2028	4.250%	151,000	155,452
01/15/2029	3.625%	220,000	219,905
Network i2i Ltd.(a),(g)
12/31/2049	5.650%	400,000	426,225
Telecom Italia Capital SA
09/30/2034	6.000%	34,000	41,390
Telefonica Emisiones SAU
03/06/2048	4.895%	190,000	235,580
Total			3,159,735
Total Corporate Bonds & Notes (Cost $85,502,536)			93,607,676

Foreign Government Obligations(i),(j) 8.4%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Angola 0.2%
Angolan Government International Bond(a)
11/26/2029	8.000%		400,000	376,014
Brazil 0.2%
Brazilian Government International Bond
06/12/2030	3.875%		202,000	213,172
01/07/2041	5.625%		210,000	248,319
Total				461,491
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		200,000	225,101
NOVA Chemicals Corp.(a)
08/01/2023	5.250%		79,000	79,611
06/01/2027	5.250%		87,000	92,835
Total				397,547
China 0.3%
China Government Bond
06/04/2027	2.850%	CNY	2,110,000	316,593
05/21/2030	2.680%	CNY	2,100,000	308,148
Total				624,741
Colombia 0.7%
Colombia Government International Bond
01/30/2030	3.000%		400,000	421,051
04/15/2031	3.125%		200,000	212,621
05/15/2049	5.200%		273,000	345,648
Ecopetrol SA
04/29/2030	6.875%		400,000	515,599
Total				1,494,919
Dominican Republic 0.9%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	10,000,000	198,825
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	3,012,000	51,802
03/04/2022	10.375%	DOP	17,800,000	319,125
02/10/2023	14.500%	DOP	3,600,000	70,643
01/25/2027	5.950%		218,000	257,353
01/30/2030	4.500%		150,000	163,451
04/30/2044	7.450%		486,000	629,693
01/27/2045	6.850%		200,000	243,851
Total				1,934,743

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 0.3%
Egypt Government International Bond(a)
04/11/2031	6.375%	EUR	100,000	131,339
01/31/2047	8.500%		250,000	283,888
02/21/2048	7.903%		200,000	217,545
Total				632,772
El Salvador 0.1%
El Salvador Government International Bond(a)
01/18/2027	6.375%		200,000	189,403
Ghana 0.3%
Ghana Government International Bond(a)
02/11/2035	7.875%		400,000	411,499
03/26/2051	8.950%		200,000	208,625
Total				620,124
Guatemala 0.1%
Guatemala Government Bond(a)
04/24/2032	5.375%		200,000	244,041
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		200,000	214,532
Indonesia 0.9%
Indonesia Government International Bond(a)
01/17/2038	7.750%		100,000	157,316
Indonesia Government International Bond
10/30/2049	3.700%		409,000	448,481
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		200,000	221,439
11/15/2048	6.757%		200,000	273,296
PT Pertamina Persero(a)
05/30/2044	6.450%		200,000	272,081
01/21/2050	4.175%		320,000	345,917
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		250,000	242,168
05/05/2024	4.450%		200,000	193,734
Total				2,154,432
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	400,000	538,974
06/15/2033	6.125%		200,000	225,485
Total				764,459
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		200,000	232,026
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		200,000	230,445
Mexico 0.7%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,536
05/31/2029	8.500%	MXN	8,500,000	520,606
Mexico Government International Bond
04/16/2030	3.250%		200,000	216,579
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	260,000	11,895
Petroleos Mexicanos
01/23/2026	4.500%		80,000	79,956
08/04/2026	6.875%		350,000	382,072
11/12/2026	7.470%	MXN	4,700,000	198,402
01/23/2030	6.840%		135,000	140,715
01/28/2031	5.950%		22,000	21,907
Total				1,574,668
Morocco 0.1%
OCP SA(a)
04/25/2024	5.625%		200,000	221,348
Netherlands 0.1%
Petrobras Global Finance BV
03/19/2049	6.900%		200,000	254,704
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		200,000	233,472
08/11/2044	6.100%		200,000	268,423
Total				501,895
Qatar 0.4%
Qatar Government International Bond(a)
03/14/2049	4.817%		725,000	990,119
Romania 0.5%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	700,000	1,153,551
Russian Federation 0.3%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		400,000	466,780
03/28/2035	5.100%		200,000	253,078
Total				719,858
Serbia 0.1%
Serbia International Bond(a)
09/28/2021	7.250%		250,000	262,049

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	200,000	212,669
Switzerland 0.3%
Syngenta Finance NV(a)
04/24/2028	5.182%	600,000	642,106
Turkey 0.3%
Turkey Government International Bond
02/17/2028	5.125%	600,000	607,834
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2026	7.750%	200,000	225,577
09/25/2032	7.375%	220,000	242,225
Total			467,802
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%	400,000	439,013
DP World PLC(a)
09/25/2048	5.625%	200,000	255,333
Total			694,346
Total Foreign Government Obligations (Cost $17,287,463)			18,874,638

Residential Mortgage-Backed Securities - Agency 10.6%

Federal Home Loan Mortgage Corp.(b),(k)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.791%	2,459,093	461,934
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.902%	1,772,454	386,093
Federal Home Loan Mortgage Corp.(k)
CMO Series 4120 Class AI
11/15/2039	3.500%	1,026,697	34,608
Federal Home Loan Mortgage Corp.(d),(k)
CMO Series 4620 Class AS
11/15/2042	2.490%	1,009,887	63,581
Federal National Mortgage Association
05/01/2041	4.000%	72,392	78,061
Federal National Mortgage Association(d),(k)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	2,130,051	2
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(k)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	693,569	34,058
CMO Series 2012-139 Class IL
04/25/2040	3.500%	948,004	42,235
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,216,421	160,511
Federal National Mortgage Association(b),(k)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.002%	417,782	76,371
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.852%	822,003	180,319
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.852%	1,509,626	334,160
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	5.952%	596,750	150,550
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.002%	1,202,589	255,181
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.002%	561,518	117,582
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.902%	1,581,641	350,517
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	5.852%	1,770,772	373,158
Government National Mortgage Association(k)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	1,168,987	119,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(k)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	5.948%	711,180	152,863
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.048%	647,024	127,996
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	6.098%	736,342	143,094
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.048%	1,480,852	252,456
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	5.948%	1,045,576	184,036
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	5.948%	864,317	143,141
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.048%	1,483,379	292,150
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	5.898%	1,832,554	288,840
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.898%	564,931	118,045
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.898%	1,718,916	341,073
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.898%	1,429,805	232,801
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	5.898%	1,113,494	225,367
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.998%	858,551	175,781
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.998%	900,774	164,262
Government National Mortgage Association TBA(l)
01/21/2051	3.000%	2,000,000	2,091,406
Uniform Mortgage-Backed Security TBA(l)
01/17/2034	3.000%	1,000,000	1,049,444
01/14/2051- 02/11/2051	2.000%	10,000,000	10,384,384
01/14/2051	2.500%	4,000,000	4,216,563
Total Residential Mortgage-Backed Securities - Agency (Cost $23,244,519)			23,801,777

Residential Mortgage-Backed Securities - Non-Agency 18.1%

Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	371,372	383,244
Arroyo Mortgage Trust(a),(d)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	293,217	303,701
Banc of America Funding Trust(a),(c),(d),(f)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	507,334	517,024
Bayview Opportunity Master Fund IIIb Trust(a),(d)
Series 2019-LT2 Class A1
10/28/2034	3.376%	47,489	47,450
Bayview Opportunity Master Fund IVa Trust(a),(d)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	472,934	476,530
Bayview Opportunity Master Fund IVb Trust(a),(d)
CMO Series 2019-RN4 Class A1
10/28/2034	3.278%	180,942	180,615

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund Trust(a),(d)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	240,582	240,036
Bayview Opportunity Master Fund V Trust(a),(d)
CMO Series 2020-RN3 Class A1
09/25/2035	3.105%	373,048	373,580
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.748%	251,007	249,019
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.450%	20,604	20,602
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	1.598%	261,182	260,471
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	3.248%	400,000	400,363
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.750%	1,200,000	1,178,827
CMO Series 2020-1A Class M1B
1-month USD LIBOR + 3.400% 06/25/2030	3.572%	200,000	202,294
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.148%	650,000	663,926
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.998%	550,000	556,124
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.750%	500,000	500,334
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	3.750%	300,000	300,125
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.900%	500,000	492,606
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.298%	566,796	556,736
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.198%	300,000	298,410
CSMC Trust(a),(d)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.498%	824,087	827,177
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	418,702	400,925
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class B1
12/25/2057	4.340%	250,000	255,763
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.948%	330,861	329,318
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.598%	1,550,000	1,534,123
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.948%	350,000	331,564
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.300%	1,050,000	1,059,693
FMC GMSR Issuer Trust(a),(d)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	2,200,000	2,224,037
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.148%	700,000	738,437
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	3.077%	600,000	600,473
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.148%	550,000	552,991
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.682%	1,450,000	1,456,804

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.082%	750,000	770,594
GCAT LLC(a),(d)
CMO Series 2020-4 Class A1
12/25/2025	2.611%	700,000	700,009
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.048%	700,000	698,750
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.898%	300,000	281,164
Subordinated CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 02/25/2030	2.148%	300,000	295,547
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	366,246	366,241
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	1,458,391	1,461,803
OMSR(a),(c),(f)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	375,725	371,968
OSAT Trust(a),(d)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	693,483	697,201
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.147%	508,509	484,632
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.897%	684,126	659,714
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.998%	2,350,000	2,310,273
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	3,450,000	3,330,974
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC(a),(d)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	365,246	365,420
CMO Series 2020-RPL1 Class A2
05/27/2060	6.170%	434,788	437,053
RCO V Mortgage LLC(a),(d)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	1,154,638	1,156,089
Stonnington Mortgage Trust(a),(c),(d)
CMO Series 2020-1 Class A
07/28/2024	5.500%	873,792	873,792
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	744,127	744,703
CMO Series 2019-1 Class A1
03/25/2022	4.458%	600,000	603,800
VCAT Asset Securitization LLC(a),(d)
CMO Series 2019-NPL2 Class A1
11/25/2049	3.573%	343,454	344,078
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(d)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	724,406	726,442
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	600,000	599,775
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(d)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	222,806	223,056
Vericrest Opportunity Loan Trust(a),(d)
CMO Series 2019-NPL5 Class A1B
09/25/2049	4.250%	250,000	249,596
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	92,158	92,252
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	272,178	272,431
CMO Series 2020-NPL6 Class A1B
04/25/2050	4.949%	550,000	540,974
Vericrest Opportunity Loan Trust LXXXV LLC(a),(d)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	300,000	300,162
Verus Securitization Trust(a),(d)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	500,000	507,843
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	909,524	909,481
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	300,000	300,579

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(d)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	100,983
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	205,163
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $39,697,218)			40,495,864

Senior Loans 7.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
TransDigm, Inc.(b),(m)
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.397%	492,494	481,979
Airlines 0.2%
American Airlines, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	1.898%	494,792	423,047
Automotive 0.2%
Clarios Global LP(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	3.647%	484,821	482,296
Building Materials 0.2%
CP Atlas Buyer, Inc./American Bath Group LLC(b),(m),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 11/19/2027		375,000	375,469
Tranche B2 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 11/19/2027		125,000	125,156
Total			500,625
Cable and Satellite 0.5%
Cogeco Communications II LP(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.147%	48,739	48,069
Virgin Media Bristol LLC(b),(m)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.659%	500,000	494,910
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Bristol LLC(b),(m),(n)
Tranche Q Term Loan
1-month USD LIBOR + 3.252% 01/31/2029		600,000	599,028
Total			1,142,007
Chemicals 0.9%
Chemours Co. (The)(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.900%	496,174	485,734
ColourOz Investment 1 GmbH(b),(m)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	67,931	63,402
ColourOz Investment 2 LLC(b),(m)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	410,926	383,530
Ineos US Finance LLC(b),(m)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.147%	493,639	487,606
Nouryon Finance BV/AkzoNobel(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 10/01/2025	3.153%	478,577	472,992
Total			1,893,264
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.652%	33,914	33,799
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.902%	63,566	62,454
Uber Technologies, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	3.647%	708,933	707,161
Total			803,414
Diversified Manufacturing 0.4%
Ingersoll Rand Services Co.(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.897%	496,250	489,178

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Vertical Midco GmbH(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 07/14/2027	4.567%	498,750	500,441
Total			989,619
Electric 0.5%
Exgen Renewables IV LLC(b),(m)
Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 12/15/2027	3.750%	500,000	499,250
PG&E Corp.(b),(m)
Term Loan
1-month USD LIBOR + 4.500% Floor 1.000% 06/23/2025	5.500%	497,500	502,599
Total			1,001,849
Gaming 0.4%
Caesars Resort Collection LLC(b),(m),(n)
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025		498,750	498,905
Scientific Games International, Inc.(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	2.897%	496,174	483,893
Total			982,798
Leisure 0.2%
Metro-Goldwyn-Mayer, Inc.(b),(m),(n)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026		500,000	497,500
Lodging 0.2%
Four Seasons Holdings, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/30/2023	2.147%	498,701	494,692
Media and Entertainment 0.4%
Gray Television, Inc.(b),(m)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	2.655%	425,886	422,513
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Meredith Corp.(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	2.647%	467,033	461,517
Total			884,030
Oil Field Services 0.0%
Fieldwood Energy LLC(m),(o)
1st Lien Term Loan
04/11/2022	0.000%	275,952	62,089
2nd Lien Term Loan
04/11/2023	0.000%	372,536	86
Total			62,175
Packaging 0.0%
ProAmpac PG Borrower LLC(b),(c),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	4.500%	95,404	95,165
Pharmaceuticals 0.2%
Grifols Worldwide Operations Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.102%	420,918	416,974
Property & Casualty 0.2%
Asurion LLC(b),(m)
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	3.397%	447,248	442,194
Restaurants 0.2%
New Red Finance, Inc./Burger King/Tim Hortons(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.897%	451,569	444,655
Technology 2.0%
Arches Buyer, Inc./Ancestry.com(b),(m),(n)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 12/06/2027		500,000	500,250
Ascend Learning LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	35,650	35,428

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Avaya, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	4.409%	222,992	223,382
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	4.409%	277,008	276,892
CommScope, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.397%	496,231	491,889
Dun & Bradstreet Corp. (The)(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 02/06/2026	3.898%	498,744	498,534
MA FinanceCo LLC(b),(m),(n)
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025		500,000	503,335
Project Alpha Intermediate Holding, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	58,294	58,003
Refinitiv US Holdings, Inc.(a),(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	3.397%	1,489,918	1,486,819
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.647%	295,515	293,774
Total			4,368,306
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.2%
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.900%	496,183	490,115
Total Senior Loans (Cost $17,468,867)			16,896,704

U.S. Treasury Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2048	3.000%	340,000	447,525
Total U.S. Treasury Obligations (Cost $337,238)			447,525

Options Purchased Puts 0.3%
Value ($)
(Cost $582,600)	667,749

Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(p),(q)	10,028,790	10,027,788
Total Money Market Funds (Cost $10,025,758)		10,027,788
Total Investments in Securities (Cost: $231,027,565)		241,198,375
Other Assets & Liabilities, Net		(16,963,244)
Net Assets		224,235,131

At December 31, 2020, securities and/or cash totaling $2,513,388 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,538,852 MXN	765,416 USD	Morgan Stanley	01/11/2021	—	(14,907)
1,513,077 EUR	1,793,206 USD	UBS	01/11/2021	—	(55,519)
Total				—	(70,426)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
December 31, 2020
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	47	03/2021	EUR	7,144,470	63,532	—
U.S. Treasury 5-Year Note	38	03/2021	USD	4,794,234	9,112	—
Total					72,644	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(23)	03/2021	EUR	(4,085,720)	—	(23,125)
U.S. Treasury 10-Year Note	(72)	03/2021	USD	(9,941,625)	1,526	—
U.S. Ultra Treasury Bond	(65)	03/2021	USD	(13,881,563)	269,246	—
U.S. Ultra Treasury Bond	(5)	03/2021	USD	(1,067,813)	—	(11,747)
Total					270,772	(34,872)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	14,000,000	14,000,000	1.00	09/30/2021	243,600	310,086
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	14,000,000	14,000,000	1.25	12/03/2021	217,000	212,278
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	10,000,000	10,000,000	1.25	11/18/2021	122,000	145,385
Total							582,600	667,749

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	63,108	—	—	63,108	—
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	23,307	—	—	23,307	—
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	57,757	—	—	57,757	—
Fixed rate of 2.165%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Morgan Stanley	12/18/2030	USD	4,800,000	(32,599)	—	—	—	(32,599)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	2,100,000	(211,610)	—	—	—	(211,610)
Total							(100,037)	—	—	144,172	(244,209)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	200,000	15,802	(117)	7,222	—	8,463	—

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 35	Morgan Stanley	12/20/2025	5.000	Quarterly	USD	7,997,000	(83,814)	—	—	—	(83,814)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,954)	292	—	(114,995)	53,333	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,954)	292	—	(107,740)	46,078	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	4.368	USD	400,000	(31,602)	233	—	(109,808)	78,439	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	800,000	(99,124)	466	—	(156,083)	57,425	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,954)	292	—	(113,880)	52,218	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	292	—	(88,215)	26,554	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	292	—	(84,946)	23,285	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	291	—	(82,203)	20,541	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.368	USD	500,000	(39,503)	292	—	(88,050)	48,839	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.368	USD	300,000	(23,702)	175	—	(46,441)	22,914	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	292	—	(113,552)	51,891	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	291	—	(103,065)	41,403	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.517	USD	500,000	(61,953)	292	—	(84,946)	23,285	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.368	USD	300,000	(23,701)	175	—	(45,858)	22,332	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.247	USD	300,000	(23,906)	175	—	(46,707)	22,976	—
Total								(799,118)	4,142	—	(1,386,489)	591,513	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
December 31, 2020
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	4.481%
3-Month USD LIBOR	London Interbank Offered Rate	0.228%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.362%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $138,736,124, which represents 61.87% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.
(e)	Non-income producing investment.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2020, the total value of these securities amounted to $888,992, which represents 0.40% of total net assets.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2020.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	Represents a security purchased on a forward commitment basis.
(o)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2020, the total value of these securities amounted to $62,175, which represents 0.03% of total net assets.
(p)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	12,682,033	84,434,701	(87,091,049)	2,103	10,027,788	(1,068)	54,655	10,028,790
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
CNY	China Yuan Renminbi
DOP	Dominican Republic Peso
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	35

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	22,464,158	958,494	23,422,652
Commercial Mortgage-Backed Securities - Non-Agency	—	12,944,542	—	12,944,542
Common Stocks
Energy	—	—	0*	0*
Financials	—	—	—	—
Utilities	—	11,460	—	11,460
Total Common Stocks	—	11,460	0*	11,460
Corporate Bonds & Notes	—	93,607,676	—	93,607,676
Foreign Government Obligations	—	18,874,638	—	18,874,638
Residential Mortgage-Backed Securities - Agency	—	23,801,777	—	23,801,777
Residential Mortgage-Backed Securities - Non-Agency	—	38,733,080	1,762,784	40,495,864
Senior Loans	—	16,801,539	95,165	16,896,704
U.S. Treasury Obligations	447,525	—	—	447,525
Options Purchased Puts	—	667,749	—	667,749
Money Market Funds	10,027,788	—	—	10,027,788
Total Investments in Securities	10,475,313	227,906,619	2,816,443	241,198,375
Investments in Derivatives
Asset
Futures Contracts	343,416	—	—	343,416
Swap Contracts	—	744,148	—	744,148
Liability
Forward Foreign Currency Exchange Contracts	—	(70,426)	—	(70,426)
Futures Contracts	(34,872)	—	—	(34,872)
Swap Contracts	—	(328,023)	—	(328,023)
Total	10,783,857	228,252,318	2,816,443	241,852,618

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2020 ($)
Asset-Backed Securities — Non-Agency	1,581,662	9,714	(669,480)	510,276	499,999	(973,677)	—	—	958,494
Common Stocks	—	—	—	(173,356)	—	—	173,356	—	0
Residential Mortgage-Backed Securities — Non-Agency	495,158	26,529	—	83,452	1,523,305	(365,660)	—	—	1,762,784
Senior Loans	—	(818)	(2,363)	10,867	—	(378,364)	465,843	—	95,165
Total	2,076,820	35,425	(671,843)	431,239	2,023,304	(1,717,701)	639,199	—	2,816,443
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2020 was $(77,805), which is comprised of Asset-Backed Securities — Non-Agency of $1,232, Common Stocks of $(173,356), Residential Mortgage-Backed Securities — Non-Agency of $83,452 and Senior Loans of $10,867.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities, asset backed securities, senior loans and common stocks classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Financial assets were transferred from Level 2 to Level 3 due to the utilization of unobservable market inputs. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	37

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $220,419,207)	$230,502,838
Affiliated issuers (cost $10,025,758)	10,027,788
Options purchased (cost $582,600)	667,749
Cash	44,690
Foreign currency (cost $86,656)	86,999
Cash collateral held at broker for:
Swap contracts	422,000
Margin deposits on:
Futures contracts	1,032,572
Swap contracts	1,058,816
Unrealized appreciation on swap contracts	599,976
Upfront payments on swap contracts	7,222
Receivable for:
Investments sold	510,851
Investments sold on a delayed delivery basis	2,120,541
Capital shares sold	100,090
Dividends	841
Interest	1,682,236
Foreign tax reclaims	7,383
Variation margin for futures contracts	1,781
Variation margin for swap contracts	352
Expense reimbursement due from Investment Manager	303
Prepaid expenses	742
Trustees’ deferred compensation plan	114,675
Total assets	248,990,445
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	70,426
Upfront receipts on swap contracts	1,386,489
Payable for:
Investments purchased on a delayed delivery basis	22,896,787
Capital shares purchased	116,038
Variation margin for futures contracts	60,375
Variation margin for swap contracts	49,973
Management services fees	3,675
Distribution and/or service fees	720
Service fees	14,855
Compensation of board members	724
Compensation of chief compliance officer	17
Other expenses	40,560
Trustees’ deferred compensation plan	114,675
Total liabilities	24,755,314
Net assets applicable to outstanding capital stock	$224,235,131
Represented by
Paid in capital	207,944,349
Total distributable earnings (loss)	16,290,782
Total - representing net assets applicable to outstanding capital stock	$224,235,131
Class 1
Net assets	$118,832,445
Shares outstanding	26,977,726
Net asset value per share	$4.40
Class 2
Net assets	$105,402,686
Shares outstanding	24,193,963
Net asset value per share	$4.36
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$89,043
Dividends — affiliated issuers	54,655
Interest	8,756,235
Foreign taxes withheld	(6,563)
Total income	8,893,370
Expenses:
Management services fees	1,247,470
Distribution and/or service fees
Class 2	245,135
Service fees	125,851
Compensation of board members	16,693
Custodian fees	44,845
Printing and postage fees	20,874
Audit fees	54,768
Legal fees	5,409
Interest on collateral	1,009
Compensation of chief compliance officer	71
Other	25,101
Total expenses	1,787,226
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(98,753)
Total net expenses	1,688,473
Net investment income	7,204,897
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,462,944
Investments — affiliated issuers	(1,068)
Foreign currency translations	29,337
Forward foreign currency exchange contracts	(71,486)
Futures contracts	(2,986,067)
Options purchased	1,070,030
Options contracts written	(1,160,266)
Swap contracts	3,171,151
Net realized gain	1,514,575
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,762,884
Investments — affiliated issuers	2,103
Foreign currency translations	10,981
Forward foreign currency exchange contracts	(32,075)
Futures contracts	(382,588)
Options purchased	85,149
Swap contracts	1,207,048
Foreign capital gains tax	228
Net change in unrealized appreciation (depreciation)	4,653,730
Net realized and unrealized gain	6,168,305
Net increase in net assets resulting from operations	$13,373,202
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	39

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$7,204,897	$7,715,100
Net realized gain (loss)	1,514,575	(2,033,813)
Net change in unrealized appreciation (depreciation)	4,653,730	12,477,049
Net increase in net assets resulting from operations	13,373,202	18,158,336
Distributions to shareholders
Net investment income and net realized gains
Class 1	(3,974,116)	(4,041,068)
Class 2	(3,277,059)	(3,062,256)
Total distributions to shareholders	(7,251,175)	(7,103,324)
Increase in net assets from capital stock activity	5,642,391	33,123,976
Total increase in net assets	11,764,418	44,178,988
Net assets at beginning of year	212,470,713	168,291,725
Net assets at end of year	$224,235,131	$212,470,713

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	979,700	4,110,151	653,187	2,757,690
Distributions reinvested	946,218	3,974,116	966,763	4,041,068
Redemptions	(624,669)	(2,616,503)	(760,175)	(3,203,096)
Net increase	1,301,249	5,467,764	859,775	3,595,662
Class 2
Subscriptions	4,936,010	20,522,083	8,274,326	34,581,903
Distributions reinvested	787,754	3,277,059	739,675	3,062,256
Redemptions	(5,842,822)	(23,624,515)	(1,933,639)	(8,115,845)
Net increase (decrease)	(119,058)	174,627	7,080,362	29,528,314
Total net increase	1,182,191	5,642,391	7,940,137	33,123,976
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

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Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	41

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$4.27	0.15	0.13	0.28	(0.15)	—	(0.15)
Year Ended 12/31/2019	$4.02	0.18	0.23	0.41	(0.16)	—	(0.16)
Year Ended 12/31/2018	$4.18	0.19	(0.21)	(0.02)	(0.14)	—	(0.14)
Year Ended 12/31/2017	$4.05	0.18	0.08	0.26	(0.13)	—	(0.13)
Year Ended 12/31/2016	$4.45	0.19	0.21	0.40	(0.53)	(0.27)	(0.80)
Class 2
Year Ended 12/31/2020	$4.23	0.14	0.13	0.27	(0.14)	—	(0.14)
Year Ended 12/31/2019	$3.98	0.16	0.24	0.40	(0.15)	—	(0.15)
Year Ended 12/31/2018	$4.14	0.17	(0.20)	(0.03)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$4.02	0.17	0.07	0.24	(0.12)	—	(0.12)
Year Ended 12/31/2016	$4.41	0.18	0.21	0.39	(0.51)	(0.27)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$4.40	6.82%	0.74%(c)	0.69%(c)	3.58%	166%	$118,832
Year Ended 12/31/2019	$4.27	10.38%	0.74%(c)	0.69%(c)	4.19%	193%	$109,698
Year Ended 12/31/2018	$4.02	(0.39%)	0.77%(c)	0.69%(c)	4.49%	157%	$99,738
Year Ended 12/31/2017	$4.18	6.36%	0.77%	0.71%	4.42%	162%	$99,806
Year Ended 12/31/2016	$4.05	9.15%	0.73%	0.66%	4.50%	179%	$95,971
Class 2
Year Ended 12/31/2020	$4.36	6.62%	0.99%(c)	0.94%(c)	3.33%	166%	$105,403
Year Ended 12/31/2019	$4.23	10.22%	0.99%(c)	0.94%(c)	3.92%	193%	$102,773
Year Ended 12/31/2018	$3.98	(0.64%)	1.02%(c)	0.94%(c)	4.24%	157%	$68,554
Year Ended 12/31/2017	$4.14	5.90%	1.03%	0.96%	4.19%	162%	$63,882
Year Ended 12/31/2016	$4.02	9.05%	0.98%	0.90%	4.24%	179%	$46,676
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	43

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
44	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
December 31, 2020
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
46	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
December 31, 2020
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
48	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	49

Notes to Financial Statements  (continued)
December 31, 2020
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	599,976*
Credit risk	Upfront payments on swap contracts	7,222
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	343,416*
Interest rate risk	Investments, at value — Options purchased	667,749
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	144,172*
Total		1,762,535

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	83,814*
Credit risk	Upfront receipts on swap contracts	1,386,489
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	70,426
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	34,872*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	244,209*
Total		1,819,810

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
50	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	2,792,250	2,792,250
Foreign exchange risk	(71,486)	—	—	—	—	(71,486)
Interest rate risk	—	(2,986,067)	(1,160,266)	1,070,030	378,901	(2,697,402)
Total	(71,486)	(2,986,067)	(1,160,266)	1,070,030	3,171,151	23,362

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,383,210	1,383,210
Foreign exchange risk	(32,075)	—	—	—	(32,075)
Interest rate risk	—	(382,588)	85,149	(176,162)	(473,601)
Total	(32,075)	(382,588)	85,149	1,207,048	877,534
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	19,599,451
Futures contracts — short	26,499,395
Credit default swap contracts — buy protection	2,199,250
Credit default swap contracts — sell protection	12,343,892

Derivative instrument	Average value ($)
Options contracts — purchased	610,068*
Options contracts — written	(276,763)**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	36,251	(19,217)
Interest rate swap contracts	172,167	(588,068)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2020.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	51

Notes to Financial Statements  (continued)
December 31, 2020
rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
52	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	352	-	352
Options purchased puts	522,364	-	-	145,385	-	-	667,749
OTC credit default swap contracts (c)	-	177,850	267,461	161,887	-	-	607,198
Total assets	522,364	177,850	267,461	307,272	352	-	1,275,299
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	49,973	-	49,973
Forward foreign currency exchange contracts	-	-	-	14,907	-	55,519	70,426
OTC credit default swap contracts (c)	-	332,543	659,818	394,128	-	-	1,386,489
Total liabilities	-	332,543	659,818	409,035	49,973	55,519	1,506,888
Total financial and derivative net assets	522,364	(154,693)	(392,357)	(101,763)	(49,621)	(55,519)	(231,589)
Total collateral received (pledged) (d)	-	-	(392,357)	(2,000)	-	-	(394,357)
Net amount (e)	522,364	(154,693)	-	(99,763)	(49,621)	(55,519)	162,768

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	53

Notes to Financial Statements  (continued)
December 31, 2020
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
54	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.600% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	55

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $399,000 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
56	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(85,780)	85,780	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,251,175	—	7,251,175	7,103,324	—	7,103,324
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	57

Notes to Financial Statements  (continued)
December 31, 2020
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,105,779	—	(244,779)	9,518,306
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
232,334,312	12,783,573	(3,265,267)	9,518,306
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(244,779)	(244,779)	2,496,031
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $359,247,706 and $351,973,580, respectively, for the year ended December 31, 2020, of which $232,364,265 and $236,951,549, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
58	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	59

Notes to Financial Statements  (continued)
December 31, 2020
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
60	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 80.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, affiliated and unaffiliated shareholders of the Fund redeemed $105,491,732, which represented approximately 47.0% of the Fund’s net assets as December 31, 2020.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	61

Notes to Financial Statements  (continued)
December 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
62	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	63

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
64	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	65

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
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TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	67

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
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TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020	69

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
70	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2020

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1522 AV (02/21)

Annual Report
December 31, 2020
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	8.80	10.48	8.42
Class 2	06/01/00	8.59	10.22	8.19
Russell 2000 Value Index		4.63	9.65	8.66
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.9
Money Market Funds	0.1
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	1.4
Consumer Discretionary	12.9
Consumer Staples	2.4
Energy	4.5
Financials	33.3
Health Care	3.7
Industrials	17.4
Information Technology	8.2
Materials	9.0
Real Estate	6.7
Utilities	0.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 52.56% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 8.59%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 4.63% for the same time period.
Market overview
While U.S. equities finished 2020 with a gain, the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility in response to headlines around increasing coronavirus cases and stalled talks on further stimulus.
The year was characterized by a bifurcation between companies that benefited from stay at home orders versus those that were more dependent on the functioning of the physical world. Companies that benefit from stay at home involve a much higher technology contribution and tend to be larger and growth-oriented, which drove large-cap growth stocks ahead of the pack during much of 2020. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of COVID-19 vaccines spurred a rotation into value-oriented sectors and companies, with small-cap value stocks leading the way in the fourth quarter of 2020.
The Fund’s notable contributors during the period
•	Stock selection drove the Fund to outperform its benchmark during the period, particularly within the materials, consumer discretionary, industrials, financials, real estate and information technology sectors.
•	Capstone Mining Corp., a copper miner, benefited from outstanding execution and higher demand for copper in the face of supply shortages.
•	Thor Industries, Inc., the largest manufacturer of RVs in the US, benefited as stay-at-home orders across the country hastened a boom in outdoor recreation. The company graduated out of the small-cap space into the mid-cap space and was no longer viable as a portfolio holding.
•	Immunomedics, Inc., a biotech company in the health care sector was acquired at a significant premium during the period by Gilead Sciences.
•	MicroStrategy Incorporated, a software company that has been investing in the cryptocurrency boom, saw its stock price rise as cryptocurrency soared in 2020.
•	Silvergate Capital Corp., a leading agent in the cryptocurrency market, saw strong growth as cryptocurrency trading soared. We exited the position in the company when it hit our valuation target.
•	Livent, a leader in manufacturing and selling performance-based lithium chemicals essential for lithium ion batteries, started to see supply and demand prospects improve with global electric vehicle adoption accelerating beyond many investors’ previous expectations.
•	Dycom Industries, Inc., which provides contracting services to the telecom and infrastructure industry, benefited from the increased demand for communication services such as broadband as much of the country transitioned to stay-at-home as a result of the COVID-19 pandemic.
The Fund’s notable detractors during the period
•	The Fund’s underweight to, and stock selection within, the health care sector.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Stock selection within the consumer staples sector.
•	Fresh Del Monte Produce was negatively impacted by the shift away from food service, as demand by restaurants for fresh ingredients declined significantly in the wake of the COVID-19 pandemic shutdowns.
•	Callon Petroleum Company, engaged in the exploration and production of oil and gas properties, suffered from the decline in oil prices and a write-down of oil and gas properties. We sold the position before the close of the period.
•	Allegheny Technologies Incorporated, a specialty metals company focused primarily on products for aerospace and defense, struggled during the period over concerns for future demands for airplanes and rising materials costs. We sold the position before the close of the period.
•	Not owning positions in Penn National Gaming and Darling Ingredients Inc., both of which returned strongly for the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,372.70	1,020.71	5.25	4.47	0.88
Class 2	1,000.00	1,000.00	1,371.70	1,019.46	6.74	5.74	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.9%
Issuer	Shares	Value ($)
Communication Services 1.4%
Diversified Telecommunication Services 0.3%
Liberty Latin America Ltd., Class C(a)	163,830	1,816,875
Entertainment 0.2%
Lions Gate Entertainment Corp., Class B(a)	154,331	1,601,956
Interactive Media & Services 0.2%
Trivago NV, ADR(a)	655,296	1,585,816
Media 0.4%
Criteo SA, ADR(a)	132,338	2,714,253
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	45,289	1,958,749
Total Communication Services		9,677,649
Consumer Discretionary 12.9%
Auto Components 2.7%
Cooper Tire & Rubber Co.	141,806	5,743,143
Gentherm, Inc.(a)	67,199	4,382,719
Modine Manufacturing Co.(a)	272,652	3,424,509
Visteon Corp.(a)	43,080	5,407,401
Total		18,957,772
Distributors 0.3%
Educational Development Corp.	149,601	2,297,871
Diversified Consumer Services 0.9%
American Public Education, Inc.(a)	60,806	1,853,367
Carriage Services, Inc.	146,150	4,577,418
Total		6,430,785
Household Durables 3.4%
Cavco Industries, Inc.(a)	16,047	2,815,446
Ethan Allen Interiors, Inc.	146,643	2,963,655
Hamilton Beach Brands Holding Co.	133,702	2,341,122
Hooker Furniture Corp.	85,024	2,742,024
Legacy Housing Corp.(a)	129,976	1,963,937
Lifetime Brands, Inc.	149,359	2,270,257
Skyline Champion Corp.(a)	119,950	3,711,253
TRI Pointe Group, Inc.(a)	272,567	4,701,781
Total		23,509,475
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.5%
Malibu Boats, Inc., Class A(a)	56,552	3,531,107
Multiline Retail 0.9%
Big Lots, Inc.	137,687	5,910,903
Specialty Retail 1.2%
Aaron’s Co., Inc. (The)(a)	153,470	2,909,791
Children’s Place, Inc. (The)(a)	50,688	2,539,469
Urban Outfitters, Inc.(a)	107,098	2,741,709
Total		8,190,969
Textiles, Apparel & Luxury Goods 3.0%
Canada Goose Holdings, Inc.(a)	93,730	2,790,342
Capri Holdings Ltd.(a)	105,172	4,417,224
Culp, Inc.	169,780	2,694,409
Movado Group, Inc.(a)	214,043	3,557,395
Skechers U.S.A., Inc., Class A(a)	78,181	2,809,825
Steven Madden Ltd.	138,510	4,892,173
Total		21,161,368
Total Consumer Discretionary		89,990,250
Consumer Staples 2.4%
Beverages 0.6%
MGP Ingredients, Inc.	90,560	4,261,754
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	168,344	4,126,112
Food Products 0.8%
Fresh Del Monte Produce, Inc.	245,489	5,908,920
Personal Products 0.4%
Inter Parfums, Inc.	43,482	2,630,226
Total Consumer Staples		16,927,012
Energy 4.5%
Energy Equipment & Services 3.1%
ChampionX Corp.(a)	323,830	4,954,599
Core Laboratories NV	97,220	2,577,302
Dawson Geophysical Co.(a)	691,944	1,466,921
Frank’s International NV(a)	616,981	1,690,528
Natural Gas Services Group, Inc.(a)	193,895	1,838,125
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Newpark Resources, Inc.(a)	1,183,846	2,272,984
Pason Systems, Inc.	317,258	1,964,014
Profire Energy, Inc.(a)	909,331	775,205
ProPetro Holding Corp.(a)	212,550	1,570,744
TechnipFMC PLC	244,590	2,299,146
Total		21,409,568
Oil, Gas & Consumable Fuels 1.4%
HollyFrontier Corp.	107,020	2,766,467
Range Resources Corp.(a)	498,780	3,341,826
Talos Energy, Inc.(a)	251,420	2,071,701
W&T Offshore, Inc.(a)	625,040	1,356,337
Total		9,536,331
Total Energy		30,945,899
Financials 33.3%
Banks 19.5%
Altabancorp	108,385	3,026,109
Ameris Bancorp	168,702	6,422,485
Atlantic Union Bankshares Corp.	117,337	3,865,081
BancFirst Corp.	91,694	5,382,438
BankUnited, Inc.	214,803	7,470,848
Banner Corp.	96,477	4,494,863
Boston Private Financial Holdings, Inc.	547,076	4,622,792
Brookline Bancorp, Inc.	299,028	3,600,297
Capital Bancorp, Inc.(a)	173,408	2,415,573
Capital City Bank Group, Inc.	128,405	3,156,195
Central Pacific Financial Corp.	113,870	2,164,669
Columbia Banking System, Inc.	152,594	5,478,125
Community Trust Bancorp, Inc.	82,938	3,072,853
First BanCorp	742,940	6,849,907
First BanCorp	121,959	4,125,873
First Community Corp.	188,350	3,200,066
First Financial Corp.	108,339	4,208,970
First Hawaiian, Inc.	141,470	3,335,863
First of Long Island Corp. (The)	177,525	3,168,821
Heritage Financial Corp.	157,643	3,687,270
Hilltop Holdings, Inc.	201,130	5,533,086
Investors Bancorp, Inc.	296,206	3,127,935
National Bank Holdings Corp., Class A	102,931	3,372,020
Northrim BanCorp, Inc.	141,844	4,815,604
Common Stocks (continued)
Issuer	Shares	Value ($)
OFG Bancorp	248,249	4,602,536
Popular, Inc.	179,599	10,115,016
Sierra Bancorp	78,301	1,872,960
Southern First Bancshares, Inc.(a)	87,394	3,089,378
Spirit of Texas Bancshares, Inc.	181,957	3,056,878
Towne Bank	209,356	4,915,679
UMB Financial Corp.	108,324	7,473,273
Total		135,723,463
Capital Markets 0.7%
StoneX Group, Inc.(a)	80,836	4,680,404
Consumer Finance 1.6%
Ezcorp, Inc., Class A(a)	879,080	4,210,793
FirstCash, Inc.	45,374	3,177,995
PROG Holdings, Inc.	66,940	3,606,058
Total		10,994,846
Insurance 5.5%
American Equity Investment Life Holding Co.	200,517	5,546,300
American National Group, Inc.	45,687	4,391,434
Crawford & Co., Class A	232,670	1,719,431
Employers Holdings, Inc.	86,655	2,789,425
FBL Financial Group, Inc., Class A	85,530	4,491,180
Global Indemnity Group LLC	193,366	5,528,334
Heritage Insurance Holdings, Inc.	217,195	2,200,185
Horace Mann Educators Corp.	68,091	2,862,546
National Western Life Group, Inc., Class A	13,188	2,722,531
ProAssurance Corp.	217,030	3,860,964
Protective Insurance Corp., Class B	152,422	2,089,706
Total		38,202,036
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Blackstone Mortgage Trust, Inc.	115,500	3,179,715
Starwood Property Trust, Inc.	131,535	2,538,625
Total		5,718,340
Thrifts & Mortgage Finance 5.2%
HomeStreet, Inc.	131,232	4,429,080
MGIC Investment Corp.	482,816	6,059,341
NMI Holdings, Inc., Class A(a)	210,909	4,777,089
Provident Financial Holdings, Inc.	152,452	2,395,021
Radian Group, Inc.	347,640	7,039,710

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	180,325	4,641,565
Western New England Bancorp, Inc.	529,513	3,648,345
WSFS Financial Corp.	74,865	3,359,941
Total		36,350,092
Total Financials		231,669,181
Health Care 3.7%
Biotechnology 0.8%
Atara Biotherapeutics, Inc.(a)	75,620	1,484,421
Coherus Biosciences, Inc.(a)	124,211	2,158,787
Spero Therapeutics, Inc.(a)	100,470	1,948,113
Total		5,591,321
Health Care Equipment & Supplies 0.8%
Inogen, Inc.(a)	88,040	3,933,627
Quotient Ltd.(a)	361,202	1,881,862
Total		5,815,489
Health Care Providers & Services 0.4%
Triple-S Management Corp., Class B(a)	118,028	2,519,898
Pharmaceuticals 1.7%
Aerie Pharmaceuticals, Inc.(a)	205,590	2,777,521
ANI Pharmaceuticals, Inc.(a)	72,872	2,116,203
Supernus Pharmaceuticals, Inc.(a)	126,382	3,179,771
Taro Pharmaceutical Industries Ltd.(a)	25,847	1,897,687
TherapeuticsMD, Inc.(a)	1,761,010	2,130,822
Total		12,102,004
Total Health Care		26,028,712
Industrials 17.4%
Aerospace & Defense 2.2%
Aerojet Rocketdyne Holdings, Inc.(a)	89,890	4,750,687
Curtiss-Wright Corp.	41,390	4,815,726
Moog, Inc., Class A	75,590	5,994,287
Total		15,560,700
Airlines 0.5%
Skywest, Inc.	88,910	3,583,962
Building Products 1.9%
Caesarstone Ltd.	203,792	2,626,879
Resideo Technologies, Inc.(a)	240,956	5,122,724
UFP Industries, Inc.	96,896	5,382,573
Total		13,132,176
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.3%
HNI Corp.	108,970	3,755,106
IBEX Holdings Ltd.(a)	134,968	2,523,902
KAR Auction Services, Inc.	132,803	2,471,464
Total		8,750,472
Construction & Engineering 0.8%
Dycom Industries, Inc.(a)	74,880	5,654,938
Electrical Equipment 2.4%
Acuity Brands, Inc.	31,800	3,850,662
AZZ, Inc.	80,200	3,804,688
Encore Wire Corp.	112,763	6,830,055
Thermon(a)	146,060	2,282,918
Total		16,768,323
Machinery 4.1%
Commercial Vehicle Group, Inc.(a)	383,743	3,319,377
Gorman-Rupp Co.	102,264	3,318,467
Greenbrier Companies, Inc. (The)	107,470	3,909,758
LB Foster Co., Class A(a)	121,247	1,824,767
Lydall, Inc.(a)	121,891	3,660,387
Manitex International, Inc.(a)	318,886	1,645,452
Mueller Industries, Inc.	172,209	6,046,258
Standex International Corp.	56,663	4,392,516
Total		28,116,982
Marine 0.9%
Atlas Corp.	375,538	4,070,832
Costamare, Inc.	287,347	2,379,233
Total		6,450,065
Professional Services 1.0%
Korn/Ferry International	152,966	6,654,021
Road & Rail 1.7%
Heartland Express, Inc.	114,100	2,065,210
Marten Transport Ltd.	211,950	3,651,898
Schneider National, Inc., Class B	169,571	3,510,120
Werner Enterprises, Inc.	65,138	2,554,712
Total		11,781,940

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.6%
Textainer Group Holdings Ltd.(a)	221,559	4,249,502
Total Industrials		120,703,081
Information Technology 8.2%
Communications Equipment 2.7%
Casa Systems, Inc.(a)	402,958	2,486,251
Digi International, Inc.(a)	171,905	3,249,004
KVH Industries, Inc.(a)	213,619	2,424,576
NETGEAR, Inc.(a)	124,290	5,049,903
Netscout Systems, Inc.(a)	211,233	5,792,009
Total		19,001,743
Electronic Equipment, Instruments & Components 1.7%
Airgain, Inc.(a)	131,990	2,346,782
Vishay Intertechnology, Inc.	366,240	7,584,830
Vishay Precision Group, Inc.(a)	49,847	1,569,184
Total		11,500,796
IT Services 0.4%
International Money Express, Inc.(a)	188,115	2,919,545
Semiconductors & Semiconductor Equipment 0.8%
Cohu, Inc.	152,423	5,819,510
Software 2.0%
Asure Software, Inc.(a)	317,942	2,257,388
CDK Global, Inc.	99,744	5,169,732
MicroStrategy, Inc., Class A(a)	17,270	6,710,258
Total		14,137,378
Technology Hardware, Storage & Peripherals 0.6%
Stratasys Ltd.(a)	188,285	3,901,265
Total Information Technology		57,280,237
Materials 8.9%
Chemicals 2.0%
FutureFuel Corp.	215,243	2,733,586
Livent Corp.(a)	363,312	6,844,798
Tronox Holdings PLC, Class A	307,174	4,490,884
Total		14,069,268
Construction Materials 0.7%
Eagle Materials, Inc.	44,380	4,497,913
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.6%
Greif, Inc., Class A	91,517	4,290,317
Metals & Mining 4.4%
Ampco-Pittsburgh Corp.(a)	467,171	2,560,097
Capstone Mining Corp.(a)	2,888,034	5,399,891
Centerra Gold, Inc.	312,460	3,618,242
Commercial Metals Co.	283,660	5,826,377
Ferroglobe PLC(a)	1,147,838	1,882,454
Olympic Steel, Inc.	178,597	2,380,698
Pretium Resources, Inc.(a)	340,529	3,903,149
Schnitzer Steel Industries, Inc., Class A	120,098	3,832,327
Universal Stainless & Alloy Products, Inc.(a)	174,440	1,304,811
Total		30,708,046
Paper & Forest Products 1.2%
Clearwater Paper Corp.(a)	80,303	3,031,438
Louisiana-Pacific Corp.	147,760	5,492,239
Total		8,523,677
Total Materials		62,089,221
Real Estate 6.7%
Equity Real Estate Investment Trusts (REITS) 6.7%
American Assets Trust, Inc.	167,030	4,823,826
Braemar Hotels & Resorts, Inc.(a)	486,650	2,243,457
Brixmor Property Group, Inc.	160,280	2,652,634
Farmland Partners, Inc.	485,872	4,227,086
Highwoods Properties, Inc.	80,200	3,178,326
Hudson Pacific Properties, Inc.	109,220	2,623,464
Macerich Co. (The)	226,150	2,413,021
Pebblebrook Hotel Trust	283,754	5,334,575
PotlatchDeltic Corp.	133,602	6,682,772
RLJ Lodging Trust	475,378	6,726,599
Sunstone Hotel Investors, Inc.	495,558	5,614,672
Total		46,520,432
Total Real Estate		46,520,432

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.5%
Gas Utilities 0.5%
National Fuel Gas Co.	83,010	3,414,201
Total Utilities		3,414,201
Total Common Stocks (Cost $612,293,103)		695,245,875

Warrants 0.1%

Materials 0.1%
Metals & Mining 0.1%
Ampco-Pittsburgh Corp.(a)	421,509	370,923
Total Materials		370,923
Total Warrants (Cost $164,961)		370,923

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	461,107	461,061
Total Money Market Funds (Cost $461,061)		461,061
Total Investments in Securities (Cost: $612,919,125)		696,077,859
Other Assets & Liabilities, Net		(488,336)
Net Assets		695,589,523

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	8,853,077	131,929,018	(140,321,239)	205	461,061	2,448	27,231	461,107
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,677,649	—	—	9,677,649
Consumer Discretionary	89,990,250	—	—	89,990,250
Consumer Staples	16,927,012	—	—	16,927,012
Energy	30,945,899	—	—	30,945,899
Financials	231,669,181	—	—	231,669,181
Health Care	26,028,712	—	—	26,028,712
Industrials	120,703,081	—	—	120,703,081
Information Technology	57,280,237	—	—	57,280,237
Materials	62,089,221	—	—	62,089,221
Real Estate	46,520,432	—	—	46,520,432
Utilities	3,414,201	—	—	3,414,201
Total Common Stocks	695,245,875	—	—	695,245,875
Warrants
Materials	370,923	—	—	370,923
Total Warrants	370,923	—	—	370,923
Money Market Funds	461,061	—	—	461,061
Total Investments in Securities	696,077,859	—	—	696,077,859
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	13

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $612,458,064)	$695,616,798
Affiliated issuers (cost $461,061)	461,061
Receivable for:
Investments sold	433,225
Dividends	594,904
Expense reimbursement due from Investment Manager	1,924
Prepaid expenses	1,965
Trustees’ deferred compensation plan	115,346
Total assets	697,225,223
Liabilities
Due to custodian	258
Payable for:
Capital shares purchased	1,302,828
Management services fees	16,262
Distribution and/or service fees	2,204
Service fees	108,749
Compensation of board members	888
Compensation of chief compliance officer	44
Other expenses	89,121
Trustees’ deferred compensation plan	115,346
Total liabilities	1,635,700
Net assets applicable to outstanding capital stock	$695,589,523
Represented by
Paid in capital	610,686,087
Total distributable earnings (loss)	84,903,436
Total - representing net assets applicable to outstanding capital stock	$695,589,523
Class 1
Net assets	$373,199,845
Shares outstanding	23,075,996
Net asset value per share	$16.17
Class 2
Net assets	$322,389,678
Shares outstanding	20,079,397
Net asset value per share	$16.06
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$10,657,514
Dividends — affiliated issuers	27,231
Foreign taxes withheld	(76,780)
Total income	10,607,965
Expenses:
Management services fees	4,705,573
Distribution and/or service fees
Class 2	667,188
Service fees	537,421
Compensation of board members	21,534
Custodian fees	28,575
Printing and postage fees	73,362
Audit fees	33,700
Legal fees	13,908
Interest on interfund lending	83
Compensation of chief compliance officer	199
Other	119,277
Total expenses	6,200,820
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(651,111)
Total net expenses	5,549,709
Net investment income	5,058,256
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,720,327)
Investments — affiliated issuers	2,448
Foreign currency translations	(532)
Net realized loss	(2,718,411)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	60,767,892
Investments — affiliated issuers	205
Foreign currency translations	(20)
Net change in unrealized appreciation (depreciation)	60,768,077
Net realized and unrealized gain	58,049,666
Net increase in net assets resulting from operations	$63,107,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$5,058,256	$2,535,826
Net realized gain (loss)	(2,718,411)	23,050,204
Net change in unrealized appreciation (depreciation)	60,768,077	51,584,475
Net increase in net assets resulting from operations	63,107,922	77,170,505
Distributions to shareholders
Net investment income and net realized gains
Class 1	(13,046,266)	(535,774)
Class 2	(12,850,112)	(27,808,189)
Total distributions to shareholders	(25,896,378)	(28,343,963)
Increase in net assets from capital stock activity	26,626,467	292,643,666
Total increase in net assets	63,838,011	341,470,208
Net assets at beginning of year	631,751,512	290,281,304
Net assets at end of year	$695,589,523	$631,751,512

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,580,910	45,222,558	19,898,420	293,885,795
Distributions reinvested	1,090,825	13,046,266	36,422	535,774
Redemptions	(1,796,080)	(23,336,890)	(122,954)	(1,845,073)
Net increase	2,875,655	34,931,934	19,811,888	292,576,496
Class 2
Subscriptions	2,679,431	31,305,869	1,352,923	20,253,011
Distributions reinvested	1,080,749	12,850,112	1,903,367	27,808,189
Redemptions	(3,950,806)	(52,461,448)	(3,156,935)	(47,994,030)
Net increase (decrease)	(190,626)	(8,305,467)	99,355	67,170
Total net increase	2,685,029	26,626,467	19,911,243	292,643,666
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$15.67	0.14	1.01	1.15	(0.08)	(0.57)	(0.65)
Year Ended 12/31/2019	$14.22	0.15	2.79	2.94	(0.09)	(1.40)	(1.49)
Year Ended 12/31/2018	$20.30	0.10	(3.12)	(3.02)	(0.08)	(2.98)	(3.06)
Year Ended 12/31/2017	$19.11	0.08	2.52	2.60	(0.10)	(1.31)	(1.41)
Year Ended 12/31/2016	$16.02	0.10	4.82	4.92	(0.11)	(1.72)	(1.83)
Class 2
Year Ended 12/31/2020	$15.55	0.10	1.02	1.12	(0.04)	(0.57)	(0.61)
Year Ended 12/31/2019	$14.12	0.08	2.79	2.87	(0.04)	(1.40)	(1.44)
Year Ended 12/31/2018	$20.17	0.05	(3.08)	(3.03)	(0.04)	(2.98)	(3.02)
Year Ended 12/31/2017	$19.01	0.03	2.50	2.53	(0.06)	(1.31)	(1.37)
Year Ended 12/31/2016	$15.94	0.06	4.80	4.86	(0.07)	(1.72)	(1.79)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$16.17	8.80%	1.02%(c)	0.90%(c)	1.05%	57%	$373,200
Year Ended 12/31/2019	$15.67	21.34%	1.04%(c)	0.92%(c)	1.00%	60%	$316,513
Year Ended 12/31/2018	$14.22	(18.01%)	1.05%	0.92%	0.51%	49%	$5,525
Year Ended 12/31/2017	$20.30	14.31%	1.01%(d)	0.93%(d)	0.41%	52%	$7,186
Year Ended 12/31/2016	$19.11	33.04%	0.98%	0.93%	0.60%	62%	$6,081
Class 2
Year Ended 12/31/2020	$16.06	8.59%	1.27%(c)	1.15%(c)	0.80%	57%	$322,390
Year Ended 12/31/2019	$15.55	20.98%	1.31%(c)	1.17%(c)	0.52%	60%	$315,238
Year Ended 12/31/2018	$14.12	(18.17%)	1.30%	1.17%	0.26%	49%	$284,756
Year Ended 12/31/2017	$20.17	13.98%	1.26%(d)	1.18%(d)	0.14%	52%	$374,640
Year Ended 12/31/2016	$19.01	32.74%	1.23%	1.18%	0.37%	62%	$398,105
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.86% of the Fund’s average daily net assets.
22	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.10% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.88%	0.92%
Class 2	1.13	1.17
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, re-characterization of distributions for investments, distribution reclassifications, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(290,947)	290,947	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,836,498	19,059,880	25,896,378	3,042,526	25,301,437	28,343,963
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,810,749	—	(2,536,831)	82,729,195
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
613,348,664	125,005,153	(42,275,958)	82,729,195
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
24	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(2,536,831)	(2,536,831)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $323,264,080 and $307,639,404, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	408,333	0.62	12
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
26	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, two unaffiliated shareholders of record owned 36.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction
97.26%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
30	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
36	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2020

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Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1501 AV (02/21)

Columbia Variable Portfolio – Small Cap Value Fund

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.

Annual Report
December 31, 2020
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Contrarian Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Contrarian Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	22.35	14.45	14.66
Class 2	04/30/12	22.00	14.16	14.38
Russell 1000 Index		20.96	15.60	14.59
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	12.8
Consumer Discretionary	11.7
Consumer Staples	5.5
Energy	2.6
Financials	12.5
Health Care	11.6
Industrials	8.4
Information Technology	28.9
Materials	4.0
Real Estate	0.2
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 91.39% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 22.00%. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 20.96% during the same time period.
Market overview
U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the emergence of COVID-19 created a black swan event that led to a massive market correction followed by a short-lived recession. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility in response to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
The growth style outperformed value by a wide margin for the 12-month period, largely reflecting outsize gains in mega-cap technology stocks. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of COVID-19 vaccines spurred a rotation into value-oriented sectors and companies.
We believe our contrarian process and training helped us maintain consistency throughout the turmoil. Our process requires the constant evaluation of our universe of out-of-favor companies, which expanded to over a thousand names during the heart of the crisis. It was a year in which getting close to companies and understanding how they were handling the crisis was paramount. We outperformed during the growth phase of the year and during the fourth quarter when value outperformed growth.
The Fund’s notable contributors during the period
•	Stock selection within communications services, industrials, consumer discretionary and real estate benefited Fund results during the period.
•	The Fund’s overweight to the information technology sector helped as the sector was a benchmark winner during the period.
•	Specific companies that contributed to Fund results included Apple, Inc. (information technology), Amazon.com, Inc. (consumer discretionary), Lam Research Corp. (information technology), PayPal Holdings, Inc. (information technology), eBay, Inc. (consumer discretionary), T-Mobile U.S.A., Inc. (communication services), Uber Technologies, Inc. (industrials), Activision Blizzard, Inc. (communication services), Carrier Global Corp. (industrials), Stryker Corp. (health care), Corteva, Inc. (materials), BlackRock, Inc. (financials) and Newmont Corp. (materials).
The Fund’s notable detractors during the period
•	Overweight allocations to energy and financials detracted as both sectors delivered negative results for the benchmark.
•	Stock selection within the health care and information technology sectors detracted from Fund results.
•	The Fund’s bias toward medical devices within health care detracted from Fund results, as the industry suffered as medical procedures were halted during the pandemic. This bias started to help during the second half when procedures resumed. A value-oriented focus within health care further hampered results as growth-oriented companies outperformed.
•	Specific companies that detracted from results included EOG Resources, Inc. (energy), Chevron Corp. (energy), Citigroup, Inc. (financials) and Philip Morris International, Inc. (consumer staples).
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,241.60	1,021.67	3.89	3.51	0.69
Class 2	1,000.00	1,000.00	1,239.90	1,020.41	5.29	4.77	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 12.7%
Entertainment 2.9%
Activision Blizzard, Inc.	254,823	23,660,316
Walt Disney Co. (The)(a)	123,501	22,375,911
Total		46,036,227
Interactive Media & Services 5.3%
Alphabet, Inc., Class A(a)	14,279	25,025,947
Alphabet, Inc., Class C(a)	16,674	29,210,847
Facebook, Inc., Class A(a)	107,618	29,396,933
Total		83,633,727
Media 3.0%
Comcast Corp., Class A	884,716	46,359,118
Wireless Telecommunication Services 1.5%
T-Mobile USA, Inc.(a)	178,071	24,012,874
Total Communication Services		200,041,946
Consumer Discretionary 11.5%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	99,268	11,824,804
McDonald’s Corp.	18,475	3,964,366
Total		15,789,170
Internet & Direct Marketing Retail 6.2%
Amazon.com, Inc.(a)	23,522	76,609,508
eBay, Inc.	430,189	21,616,997
Total		98,226,505
Multiline Retail 1.1%
Dollar Tree, Inc.(a)	157,165	16,980,106
Specialty Retail 2.6%
AutoZone, Inc.(a)	8,669	10,276,579
Lowe’s Companies, Inc.	175,817	28,220,387
Ulta Beauty, Inc.(a)	12,267	3,522,592
Total		42,019,558
Textiles, Apparel & Luxury Goods 0.6%
Tapestry, Inc.	182,990	5,687,329
Under Armour, Inc., Class A(a)	208,263	3,575,876
Total		9,263,205
Total Consumer Discretionary		182,278,544
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.4%
Beverages 1.7%
Coca-Cola Co. (The)	492,409	27,003,709
Food & Staples Retailing 0.8%
Sysco Corp.	179,234	13,309,917
Food Products 1.1%
Mondelez International, Inc., Class A	296,172	17,317,177
Household Products 0.4%
Colgate-Palmolive Co.	73,794	6,310,125
Tobacco 1.4%
Philip Morris International, Inc.	264,363	21,886,613
Total Consumer Staples		85,827,541
Energy 2.5%
Oil, Gas & Consumable Fuels 2.5%
Canadian Natural Resources Ltd.	681,847	16,398,420
Chevron Corp.	180,692	15,259,439
EOG Resources, Inc.	167,712	8,363,798
Total		40,021,657
Total Energy		40,021,657
Financials 12.4%
Banks 4.2%
Bank of America Corp.	501,850	15,211,073
Citigroup, Inc.	418,482	25,803,600
JPMorgan Chase & Co.	205,738	26,143,128
Total		67,157,801
Capital Markets 3.6%
BlackRock, Inc.	36,739	26,508,658
Morgan Stanley	351,771	24,106,867
State Street Corp.	93,432	6,799,981
Total		57,415,506
Consumer Finance 1.0%
American Express Co.	126,441	15,287,981
Diversified Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(a)	183,089	42,452,847
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.9%
Aon PLC, Class A	63,720	13,462,124
Total Financials		195,776,259
Health Care 11.4%
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc.(a)	81,018	12,658,252
BioMarin Pharmaceutical, Inc.(a)	63,862	5,600,059
Total		18,258,311
Health Care Equipment & Supplies 5.0%
Abbott Laboratories	128,665	14,087,531
Becton Dickinson and Co.	63,465	15,880,212
Dentsply Sirona, Inc.	181,797	9,518,891
Medtronic PLC	262,856	30,790,952
Stryker Corp.	39,202	9,606,058
Total		79,883,644
Health Care Providers & Services 2.0%
Anthem, Inc.	35,405	11,368,191
Cigna Corp.	56,040	11,666,407
CVS Health Corp.	129,489	8,844,099
Total		31,878,697
Pharmaceuticals 3.2%
Eli Lilly and Co.	77,435	13,074,125
Johnson & Johnson	239,057	37,622,791
Total		50,696,916
Total Health Care		180,717,568
Industrials 8.3%
Aerospace & Defense 1.6%
Raytheon Technologies Corp.	355,841	25,446,190
Airlines 0.1%
Southwest Airlines Co.	49,546	2,309,339
Building Products 1.0%
Carrier Global Corp.	409,523	15,447,208
Industrial Conglomerates 1.2%
Honeywell International, Inc.	87,000	18,504,900
Machinery 1.5%
Stanley Black & Decker, Inc.	137,259	24,508,967
Road & Rail 2.9%
Common Stocks (continued)
Issuer	Shares	Value ($)
Uber Technologies, Inc.(a)	398,505	20,323,755
Union Pacific Corp.	121,284	25,253,754
Total		45,577,509
Total Industrials		131,794,113
Information Technology 28.5%
Communications Equipment 0.9%
Cisco Systems, Inc.	312,105	13,966,699
Electronic Equipment, Instruments & Components 1.6%
TE Connectivity Ltd.	206,296	24,976,257
IT Services 6.0%
Fidelity National Information Services, Inc.	157,934	22,341,344
Fiserv, Inc.(a)	187,817	21,384,843
MasterCard, Inc., Class A	91,321	32,596,118
PayPal Holdings, Inc.(a)	76,686	17,959,861
Total		94,282,166
Semiconductors & Semiconductor Equipment 3.4%
Lam Research Corp.	43,289	20,444,096
Marvell Technology Group Ltd.	99,451	4,727,900
NVIDIA Corp.	29,305	15,303,071
NXP Semiconductors NV	85,362	13,573,412
Total		54,048,479
Software 9.7%
Adobe, Inc.(a)	38,388	19,198,607
Autodesk, Inc.(a)	48,238	14,728,991
Intuit, Inc.	47,172	17,918,284
Microsoft Corp.	377,820	84,034,724
Palo Alto Networks, Inc.(a)	51,543	18,317,867
Total		154,198,473
Technology Hardware, Storage & Peripherals 6.9%
Apple, Inc.	738,912	98,046,233
Western Digital Corp.	214,342	11,872,403
Total		109,918,636
Total Information Technology		451,390,710

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 4.0%
Chemicals 2.6%
Air Products & Chemicals, Inc.	22,908	6,258,924
Corteva, Inc.	320,255	12,400,274
International Flavors & Fragrances, Inc.	27,392	2,981,345
Nutrien Ltd.	328,300	15,810,928
Sherwin-Williams Co. (The)	5,616	4,127,254
Total		41,578,725
Metals & Mining 1.4%
Newmont Corp.	357,555	21,413,969
Total Materials		62,992,694
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.2%
American Tower Corp.	14,043	3,152,092
Total Real Estate		3,152,092
Utilities 1.8%
Electric Utilities 0.9%
American Electric Power Co., Inc.	161,212	13,424,123
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)	625,313	14,694,856
Total Utilities		28,118,979
Total Common Stocks (Cost $1,052,535,379)		1,562,112,103

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	18,643,780	18,641,916
Total Money Market Funds (Cost $18,641,916)		18,641,916
Total Investments in Securities (Cost: $1,071,177,295)		1,580,754,019
Other Assets & Liabilities, Net		1,061,732
Net Assets		1,581,815,751

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	12,377,570	425,029,236	(418,764,890)	—	18,641,916	8,318	120,844	18,643,780
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	200,041,946	—	—	200,041,946
Consumer Discretionary	182,278,544	—	—	182,278,544
Consumer Staples	85,827,541	—	—	85,827,541
Energy	40,021,657	—	—	40,021,657
Financials	195,776,259	—	—	195,776,259
Health Care	180,717,568	—	—	180,717,568
Industrials	131,794,113	—	—	131,794,113
Information Technology	451,390,710	—	—	451,390,710
Materials	62,992,694	—	—	62,992,694
Real Estate	3,152,092	—	—	3,152,092
Utilities	28,118,979	—	—	28,118,979
Total Common Stocks	1,562,112,103	—	—	1,562,112,103
Money Market Funds	18,641,916	—	—	18,641,916
Total Investments in Securities	1,580,754,019	—	—	1,580,754,019
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,052,535,379)	$1,562,112,103
Affiliated issuers (cost $18,641,916)	18,641,916
Receivable for:
Investments sold	5,016,593
Capital shares sold	516
Dividends	1,121,034
Foreign tax reclaims	75,653
Expense reimbursement due from Investment Manager	1,831
Prepaid expenses	5,177
Trustees’ deferred compensation plan	167,602
Total assets	1,587,142,425
Liabilities
Payable for:
Investments purchased	3,004,655
Capital shares purchased	2,080,174
Management services fees	30,787
Distribution and/or service fees	902
Service fees	8,234
Compensation of board members	1,337
Compensation of chief compliance officer	120
Other expenses	32,863
Trustees’ deferred compensation plan	167,602
Total liabilities	5,326,674
Net assets applicable to outstanding capital stock	$1,581,815,751
Represented by
Trust capital	$1,581,815,751
Total - representing net assets applicable to outstanding capital stock	$1,581,815,751
Class 1
Net assets	$1,449,079,381
Shares outstanding	44,265,513
Net asset value per share	$32.74
Class 2
Net assets	$132,736,370
Shares outstanding	4,141,613
Net asset value per share	$32.05
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$23,209,189
Dividends — affiliated issuers	120,844
Foreign taxes withheld	(193,314)
Total income	23,136,719
Expenses:
Management services fees	10,453,669
Distribution and/or service fees
Class 2	281,694
Service fees	73,135
Compensation of board members	35,513
Custodian fees	14,728
Printing and postage fees	14,788
Audit fees	29,500
Legal fees	37,625
Interest on interfund lending	46
Compensation of chief compliance officer	490
Other	55,717
Total expenses	10,996,905
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(699,823)
Total net expenses	10,297,082
Net investment income	12,839,637
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	161,416,348
Investments — affiliated issuers	8,318
Foreign currency translations	2,418
Net realized gain	161,427,084
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	117,164,940
Foreign currency translations	(558)
Net change in unrealized appreciation (depreciation)	117,164,382
Net realized and unrealized gain	278,591,466
Net increase in net assets resulting from operations	$291,431,103
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$12,839,637	$17,172,229
Net realized gain	161,427,084	75,122,014
Net change in unrealized appreciation (depreciation)	117,164,382	335,016,025
Net increase in net assets resulting from operations	291,431,103	427,310,268
Decrease in net assets from capital stock activity	(255,795,429)	(274,808,345)
Total increase in net assets	35,635,674	152,501,923
Net assets at beginning of year	1,546,180,077	1,393,678,154
Net assets at end of year	$1,581,815,751	$1,546,180,077

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	11,065,514	337,414,644	216,231	5,144,391
Redemptions	(20,359,651)	(588,975,938)	(11,411,795)	(271,813,544)
Net decrease	(9,294,137)	(251,561,294)	(11,195,564)	(266,669,153)
Class 2
Subscriptions	261,970	6,908,429	169,748	4,008,986
Redemptions	(414,807)	(11,142,564)	(522,680)	(12,148,178)
Net decrease	(152,837)	(4,234,135)	(352,932)	(8,139,192)
Total net decrease	(9,446,974)	(255,795,429)	(11,548,496)	(274,808,345)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

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Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$26.76	0.25	5.73	5.98
Year Ended 12/31/2019	$20.10	0.27	6.39	6.66
Year Ended 12/31/2018	$22.07	0.24	(2.21)	(1.97)
Year Ended 12/31/2017	$18.12	0.21	3.74	3.95
Year Ended 12/31/2016	$16.67	0.20	1.25	1.45
Class 2
Year Ended 12/31/2020	$26.27	0.17	5.61	5.78
Year Ended 12/31/2019	$19.78	0.21	6.28	6.49
Year Ended 12/31/2018	$21.77	0.19	(2.18)	(1.99)
Year Ended 12/31/2017	$17.92	0.16	3.69	3.85
Year Ended 12/31/2016	$16.53	0.16	1.23	1.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$32.74	22.35%	0.74%(c)	0.69%(c)	0.91%	58%	$1,449,079
Year Ended 12/31/2019	$26.76	33.13%	0.74%(c)	0.70%(c)	1.16%	43%	$1,433,380
Year Ended 12/31/2018	$20.10	(8.93%)	0.71%	0.71%	1.09%	63%	$1,301,755
Year Ended 12/31/2017	$22.07	21.80%	0.72%	0.72%	1.04%	46%	$2,383,772
Year Ended 12/31/2016	$18.12	8.70%	0.76%	0.76%	1.18%	53%	$2,216,643
Class 2
Year Ended 12/31/2020	$32.05	22.00%	0.99%(c)	0.94%(c)	0.65%	58%	$132,736
Year Ended 12/31/2019	$26.27	32.81%	0.99%(c)	0.95%(c)	0.90%	43%	$112,800
Year Ended 12/31/2018	$19.78	(9.14%)	0.96%	0.96%	0.86%	63%	$91,923
Year Ended 12/31/2017	$21.77	21.49%	0.97%	0.97%	0.78%	46%	$110,867
Year Ended 12/31/2016	$17.92	8.41%	1.01%	1.01%	0.94%	53%	$82,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.72% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $830,415,676 and $1,072,959,233, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	866,667	0.65	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
22	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 99.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
30	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020	31

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
32	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2020

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Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1543 AV (02/21)

Annual Report
December 31, 2020
CTIVP® – Lazard International Equity Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Lazard International Equity Advantage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Lazard International Equity Advantage Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Lazard Asset Management LLC
Paul Moghtader, CFA
Taras Ivanenko, CFA, PhD
Ciprian Marin
Craig Scholl, CFA
Susanne Willumsen
Alex Lai, CFA
Jason Williams, CFA
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	4.45	5.76	4.05
Class 2	04/30/13	4.17	5.50	3.79
MSCI EAFE Index (Net)		7.82	7.45	5.42
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns acheived by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Lazard International Equity Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	6.5
Consumer Discretionary	12.1
Consumer Staples	11.2
Energy	2.9
Financials	16.7
Health Care	13.9
Industrials	14.7
Information Technology	7.7
Materials	8.3
Real Estate	2.2
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2020)
Australia	7.6
Austria	0.2
Belgium	0.2
China	0.3
Denmark	3.4
Finland	1.3
Country breakdown (%) (at December 31, 2020)
France	9.2
Germany	8.6
Hong Kong	2.3
Ireland	0.6
Israel	0.3
Italy	1.9
Japan	24.7
Luxembourg	0.2
Netherlands	4.0
New Zealand	0.6
Norway	1.8
Singapore	1.2
Spain	2.5
Sweden	4.9
Switzerland	9.9
United Kingdom	13.8
United States(a)	0.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Manager Discussion of Fund Performance
At December 31, 2020, approximately 98.02% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2020, the Fund’s Class 2 shares returned 4.17%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 7.82% over the same period.
Market overview
2020 will always be remembered for the onslaught of the COVID-19 global pandemic. From a year that began with reasonable optimism with surges in employment and favorable economic growth, the global economy went into a virtual paralysis in the space of six weeks. Beginning in February, equity markets plunged as the virus spread rapidly throughout the world. The economic slowdown sent commodity prices tumbling, with oil prices falling to decade lows and energy stocks falling over 40% as oil stockpiles reached new highs. Central banks responded with extraordinary stimulative measures that were successful in backstopping the panic, priming the system with ample liquidity. This went a long way to calming investor fears. While the sell-off was broadly spread across all segments of the market, the recovery was more targeted, with the stocks of the work from home movement among those leading the market. Information technology stocks held up well in the sell-off and led the market through its recovery. Select consumer discretionary stocks also surged as discretionary funds were diverted from travel and entertainment to home projects. By comparison, retailers, restaurants, energy companies and the travel industry all struggled, with bankruptcies becoming a weekly occurrence. Leadership changed again in November with the announcement of successful trials of the Pfizer COVID-19 vaccine. Investors rotated almost overnight from the COVID-19 beneficiaries into cyclical companies that would benefit from an economic recovery. Airlines soared and bank stocks came to life despite continued low interest rates.
The Fund’s notable contributors during the period
•	The Fund benefited from holdings in the materials, communication services and energy sectors.
•	In materials, holdings in hard metals companies (gold and iron ore) and underweight holdings, relative to the benchmark, in several major chemical companies contributed to performance.
•	The communication services sector was dominated by the global rollout of 5G with several of the European telecoms suffering losses as they announced capital expenditures to upgrade their infrastructure. The Fund’s strong stock selection benefited relative performance. In particular, the Fund benefitted from the decision by NTT to buy their remaining interest in NTT DoCoMo.
•	Although energy was the worst-performing sector in the benchmark due to excess supply, weakening demand due in part to the pandemic and a shift to alternative energy sources, all of which weighed on the sector, the Fund’s lack of exposure to the largest integrated oils in the sector helped as integrated oils suffered losses averaging close to 40%.
•	Among countries, Australia was the greatest contributor to the Fund’s relative return as a small overweight position to the country, relative to the benchmark, and successful stock selection benefited the portfolio. With the rally in commodity prices, the resource-dominated exchange enjoyed strong returns, helped by a strengthening in the Australian dollar. Fortescue Metals was the leading contributor to Fund performance as the Australian mining concern benefited from the sharp increase in iron ore prices throughout the year.
•	An overweight and stock selection in Netherlands provided the greatest benefit to the portfolio as we took significant technology positions in semiconductor manufacturers that posted strong gains. Our holding in Unilever, which was sold at mid-year, also benefitted the portfolio.
•	France also contributed to the Fund’s 2020 return although a modest underweight position relative to the market detracted. This was more than offset by favorable stock selection.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
•	Evolution Gaming, the Swedish gaming company, benefitted from high consumer demand during the quarantine. A significant acquisition broadened its casino game offerings and lowered its operating costs. The company also benefitted from signing an exclusive distribution agreement with Golden Nugget for US distribution of their games in the United States.
The Fund’s notable detractors during the period
•	The industrial sector was challenging for all of 2020. Our positions in many airline and related stocks at the beginning of the year (Qantas Airways, Japan Airlines Fly Leasing, MTU Aero) hurt as the COVID-19 virus effectively curtailed all air travel. Qantas Airways sold off as airline travel virtually stopped with the outbreak of the pandemic, sending the stock down nearly 70%. We sold the Fund’s position in Qantas. Our exposure to the sector overall was conservatively positioned throughout most of the final three quarters of the year, missing the sharp rally in more cyclical names in the period, including Airbus, Rolls Royce and Siemens.
•	The consumer discretionary sector also saw significant rotation where we sold homebuilders and more economically sensitive stocks in March and rotated into lower risk names.
•	In terms of country allocations, Japan was the single largest detractor from performance. Stock selection within the country accounted for the vast majority of the deficit as all underperformed significantly. Real estate, financial and transportation issues all hurt performance.
•	East Japan Railway struggled throughout the year with low passenger revenue, reporting a drop of over 54% in the first half of the year. Despite efforts to control costs and additional debt, it is estimated that the company will need to regain approximately 90% of their traffic to turn profitable.
•	Germany also lagged as an underweight to the market and stock selection combined to detract more than 100 basis points in return.
•	The United Kingdom also detracted as stock selection more than offset the benefit of a modest underweight to the market.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,192.20	1,020.91	4.63	4.27	0.84
Class 2	1,000.00	1,000.00	1,190.30	1,019.61	6.06	5.58	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Australia 7.6%
AGL Energy Ltd.	351,345	3,243,046
Aristocrat Leisure Ltd.	105,313	2,528,668
BHP Group Ltd.	195,898	6,400,882
Breville Group Ltd.	123,636	2,433,485
Charter Hall Group	341,082	3,873,541
CSL Ltd.	29,186	6,376,924
Data#3 Ltd.	315,502	1,368,484
Fortescue Metals Group Ltd.	2,107,491	38,066,347
Goodman Group	225,665	3,298,652
IGO Ltd.	478,907	2,360,253
Inghams Group Ltd.	657,568	1,579,675
Netwealth Group Ltd.	245,455	3,028,161
REA Group Ltd.	19,132	2,191,521
Regis Resources Ltd.	1,014,464	2,927,458
Santos Ltd.	3,753,702	18,178,093
Stockland	2,465,478	7,959,973
Total		105,815,163
Austria 0.2%
OMV AG	27,846	1,112,255
Raiffeisen Bank International AG(a)	54,714	1,111,879
Total		2,224,134
Belgium 0.2%
UCB SA	23,298	2,406,622
China 0.3%
S-Enjoy Service Group Co., Ltd.(a)	722,000	1,654,676
SITC International Holdings Co., Ltd.	857,000	1,850,828
Total		3,505,504
Denmark 3.4%
Coloplast A/S, Class B	63,601	9,726,429
Genmab A/S(a)	3,074	1,246,488
Novo Nordisk A/S, Class B	524,333	36,577,037
Total		47,549,954
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 1.3%
Metso OYJ	123,508	1,637,960
Neste OYJ	67,644	4,911,209
UPM-Kymmene OYJ	29,219	1,089,625
Valmet OYJ	376,917	10,836,547
Total		18,475,341
France 9.2%
Air Liquide SA	37,777	6,193,422
Cie de Saint-Gobain(a)	478,182	21,992,738
Cie Generale des Etablissements Michelin CSA	126,096	16,235,724
Electricite de France SA(a)	207,031	3,276,128
Elis SA(a)	61,641	1,021,147
Gaztransport Et Technigaz SA	26,020	2,520,781
Hermes International	3,221	3,463,472
L’Oreal SA	45,228	17,256,843
Orange SA	520,546	6,197,114
Peugeot SA(a)	243,241	6,661,313
Sartorius Stedim Biotech	3,651	1,298,823
Schneider Electric SE	251,467	36,343,880
Societe Generale SA(a)	288,413	5,995,708
Total		128,457,093
Germany 7.2%
Allianz SE, Registered Shares	143,022	35,136,643
Continental AG	19,248	2,864,781
Daimler AG, Registered Shares	237,319	16,821,005
Deutsche Bank AG, Registered Shares(a)	1,100,287	12,102,043
Deutsche Post AG	474,534	23,506,410
DWS Group GmbH & Co. KGaA	77,597	3,298,914
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	24,201	7,190,752
Total		100,920,548
Hong Kong 2.3%
CK Hutchison Holdings Ltd.	1,136,000	7,931,364
Hong Kong Exchanges and Clearing Ltd.	93,300	5,117,666
Man Wah Holdings Ltd.	1,756,000	3,809,095
Sun Hung Kai Properties Ltd.	605,500	7,743,728
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
WH Group Ltd.	9,481,000	7,950,313
Total		32,552,166
Ireland 0.6%
ICON PLC(a)	26,907	5,246,327
Kingspan Group PLC(a)	45,279	3,175,086
Total		8,421,413
Israel 0.3%
Plus500 Ltd.	180,080	3,567,653
Italy 1.9%
Banco BPM SpA(a)	1,200,266	2,663,086
Buzzi Unicem SpA	259,760	6,201,176
De’ Longhi SpA	37,214	1,172,015
Fiat Chrysler Automobiles NV(a)	530,605	9,585,947
Intesa Sanpaolo SpA(a)	1,526,304	3,607,754
Reply SpA	31,681	3,709,112
Total		26,939,090
Japan 24.6%
77 Bank Ltd. (The)	124,700	1,701,728
AGC, Inc.	83,900	2,933,903
Amada Holdings Co., Ltd.	1,107,600	12,188,236
Credit Saison Co., Ltd.	115,200	1,326,275
Dai Nippon Printing Co., Ltd.	283,200	5,094,101
Dai-ichi Life Holdings, Inc.	1,318,400	19,862,221
Daikin Industries Ltd.	84,100	18,709,487
Daito Trust Construction Co., Ltd.	19,500	1,822,365
DCM Holdings Co., Ltd.	280,000	3,200,702
East Japan Railway Co.	120,600	8,045,876
EDION Corp.	335,200	3,408,573
Electric Power Development Co., Ltd.	368,100	5,079,825
Japan Post Bank Co., Ltd.	618,100	5,080,551
Japan Tobacco, Inc.	452,900	9,233,347
Kao Corp.	26,700	2,062,741
KDDI Corp.	256,400	7,602,327
Kureha Corp.	18,700	1,320,502
McDonald’s Holdings Co. Japan Ltd.	119,700	5,800,811
MEIJI Holdings Co., Ltd.	48,700	3,427,493
MS&AD Insurance Group Holdings, Inc.	202,600	6,164,114
Murata Manufacturing Co., Ltd.	346,500	31,368,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Nintendo Co., Ltd.	45,200	29,015,752
Nishi-Nippon Financial Holdings, Inc.	216,800	1,388,673
Nitori Co., Ltd.	34,100	7,130,361
Nitto Denko Corp.	127,800	11,448,330
Obayashi Corp.	580,400	5,011,505
Okinawa Electric Power Co., Inc. (The)	87,400	1,175,337
Ono Pharmaceutical Co., Ltd.	251,800	7,587,944
ORIX Corp.	291,700	4,487,547
Osaka Gas Co., Ltd.	239,800	4,915,319
Sekisui Chemical Co., Ltd.	448,100	8,496,570
Sekisui House Ltd.	689,900	14,054,506
Seven & I Holdings Co., Ltd.	389,000	13,774,721
Shin-Etsu Chemical Co., Ltd.	144,700	25,397,145
SoftBank Corp.	1,740,800	21,850,513
T&D Holdings, Inc.	286,800	3,392,515
Taiheiyo Cement Corp.	118,700	2,973,329
Tohoku Electric Power Co., Inc.	126,000	1,039,899
Tokyo Electron Ltd.	37,800	14,120,676
Trend Micro, Inc.(a)	196,100	11,290,094
Total		343,984,401
Luxembourg 0.2%
ArcelorMittal SA(a)	98,188	2,245,555
Netherlands 4.0%
ASM International NV	57,569	12,562,775
ASML Holding NV	28,048	13,580,204
Koninklijke Ahold Delhaize NV	633,252	17,864,885
NN Group NV	201,206	8,698,184
Randstad NV(a)	49,855	3,227,249
Total		55,933,297
New Zealand 0.6%
Fisher & Paykel Healthcare Corp., Ltd.	345,946	8,215,782
Norway 1.8%
DNB ASA(a)	405,929	7,954,425
Orkla	1,019,723	10,352,672
Yara International ASA	149,865	6,217,232
Total		24,524,329

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 1.2%
AEM Holdings Ltd.	1,696,500	4,434,245
DBS Group Holdings Ltd.	47,800	905,845
Genting Singapore Ltd.	2,853,100	1,837,514
Oversea-Chinese Banking Corp., Ltd.	1,093,900	8,336,057
UOL Group Ltd.	228,500	1,332,401
Total		16,846,062
Spain 2.5%
Amadeus IT Group SA, Class A	44,721	3,301,182
Iberdrola SA	924,996	13,292,467
Industria de Diseno Textil SA	592,465	18,804,744
Total		35,398,393
Sweden 4.8%
ASSA ABLOY AB, Class B	282,238	6,974,669
Axfood AB	75,899	1,768,092
Essity AB, Class B	203,487	6,556,184
Evolution Gaming Group AB	139,732	14,047,894
Husqvarna AB, Class B	735,821	9,549,442
Kinnevik AB, Class B(a)	69,188	3,475,772
Lundin Energy AB	79,401	2,151,978
Sandvik AB(a)	121,246	2,990,359
Skandinaviska Enskilda Banken AB, Class A(a)	580,755	5,980,318
Swedish Match AB	116,550	9,070,013
Thule Group AB(a)	50,838	1,902,067
Volvo AB, B Shares(a)	139,052	3,291,793
Total		67,758,581
Switzerland 9.9%
Credit Suisse Group AG, Registered Shares	604,157	7,800,198
Geberit AG	1,887	1,181,208
Logitech International SA	72,785	7,067,060
Nestlé SA, Registered Shares	40,196	4,751,622
Novartis AG, Registered Shares	435,608	41,015,958
Partners Group Holding AG	6,535	7,678,899
Roche Holding AG, Genusschein Shares	132,608	46,187,176
Sonova Holding AG(a)	56,533	14,703,872
UBS AG	569,280	8,015,370
Total		138,401,363
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 13.7%
3i Group PLC	198,343	3,137,179
Associated British Foods PLC(a)	240,975	7,440,032
AstraZeneca PLC	28,909	2,882,613
Barclays Bank PLC(a)	10,828,506	21,723,011
British American Tobacco PLC	241,950	8,985,270
BT Group PLC(a)	4,308,815	7,766,468
Computacenter PLC	41,311	1,383,391
GlaxoSmithKline PLC	519,942	9,513,885
Howden Joinery Group PLC(a)	92,287	869,383
IMI PLC	233,034	3,713,496
Imperial Brands PLC	200,639	4,208,322
Investec PLC	471,234	1,211,046
ITV PLC(a)	1,262,501	1,839,702
National Grid PLC	1,764,176	20,848,034
NatWest Group PLC(a)	3,184,401	7,279,499
Persimmon PLC	262,453	9,905,715
RELX PLC	767,094	18,768,816
Rio Tinto PLC	26,945	2,028,234
Royal Dutch Shell PLC, Class A	613,109	10,792,547
Segro PLC	321,874	4,176,559
Spirent Communications PLC	544,668	1,969,163
Standard Chartered PLC(a)	2,081,320	13,216,270
Tate & Lyle PLC	873,530	8,048,880
Unilever PLC	93,372	5,653,776
Vodafone Group PLC	8,673,495	14,246,118
Total		191,607,409
Total Common Stocks (Cost $1,075,665,388)		1,365,749,853

Preferred Stocks 1.4%
Issuer	Shares	Value ($)
Germany 1.4%
Henkel AG & Co. KGaA	137,997	15,559,785
Volkswagen AG	19,976	3,733,193
Total		19,292,978
Total Preferred Stocks (Cost $18,560,401)		19,292,978

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	7,666,145	7,665,378
Total Money Market Funds (Cost $7,665,378)		7,665,378
Total Investments in Securities (Cost $1,101,891,167)		1,392,708,209
Other Assets & Liabilities, Net		4,130,345
Net Assets		$1,396,838,554
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	5,296,419	530,672,528	(528,303,966)	397	7,665,378	(3,477)	98,480	7,666,145
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	105,815,163	—	105,815,163
Austria	—	2,224,134	—	2,224,134
Belgium	—	2,406,622	—	2,406,622
China	—	3,505,504	—	3,505,504
Denmark	—	47,549,954	—	47,549,954
Finland	—	18,475,341	—	18,475,341
France	—	128,457,093	—	128,457,093
Germany	—	100,920,548	—	100,920,548
Hong Kong	—	32,552,166	—	32,552,166
Ireland	5,246,327	3,175,086	—	8,421,413
Israel	—	3,567,653	—	3,567,653
Italy	—	26,939,090	—	26,939,090
Japan	—	343,984,401	—	343,984,401
Luxembourg	—	2,245,555	—	2,245,555
Netherlands	—	55,933,297	—	55,933,297
New Zealand	—	8,215,782	—	8,215,782
Norway	—	24,524,329	—	24,524,329
Singapore	—	16,846,062	—	16,846,062
Spain	—	35,398,393	—	35,398,393
Sweden	—	67,758,581	—	67,758,581
Switzerland	—	138,401,363	—	138,401,363
United Kingdom	—	191,607,409	—	191,607,409
Total Common Stocks	5,246,327	1,360,503,526	—	1,365,749,853
Preferred Stocks
Germany	—	19,292,978	—	19,292,978
Total Preferred Stocks	—	19,292,978	—	19,292,978
Money Market Funds	7,665,378	—	—	7,665,378
Total Investments in Securities	12,911,705	1,379,796,504	—	1,392,708,209
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,094,225,789)	$1,385,042,831
Affiliated issuers (cost $7,665,378)	7,665,378
Foreign currency (cost $127,649)	127,515
Receivable for:
Capital shares sold	8
Dividends	2,386,806
Foreign tax reclaims	6,335,623
Prepaid expenses	5,800
Trustees’ deferred compensation plan	151,034
Total assets	1,401,714,995
Liabilities
Due to custodian	906
Payable for:
Capital shares purchased	4,628,299
Management services fees	31,697
Distribution and/or service fees	181
Service fees	1,169
Compensation of board members	1,358
Compensation of chief compliance officer	125
Other expenses	61,672
Trustees’ deferred compensation plan	151,034
Total liabilities	4,876,441
Net assets applicable to outstanding capital stock	$1,396,838,554
Represented by
Paid in capital	1,297,726,413
Total distributable earnings (loss)	99,112,141
Total - representing net assets applicable to outstanding capital stock	$1,396,838,554
Class 1
Net assets	$1,370,402,894
Shares outstanding	118,777,978
Net asset value per share	$11.54
Class 2
Net assets	$26,435,660
Shares outstanding	2,296,168
Net asset value per share	$11.51
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$69,919,775
Dividends — affiliated issuers	98,480
Foreign taxes withheld	(6,597,636)
Total income	63,420,619
Expenses:
Management services fees	15,889,685
Distribution and/or service fees
Class 2	56,951
Service fees	13,883
Compensation of board members	45,767
Custodian fees	225,204
Printing and postage fees	10,166
Audit fees	125,399
Legal fees	53,454
Compensation of chief compliance officer	689
Other	62,829
Total expenses	16,484,027
Net investment income	46,936,592
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(125,467,671)
Investments — affiliated issuers	(3,477)
Foreign currency translations	66,742
Net realized loss	(125,404,406)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(33,831,185)
Investments — affiliated issuers	397
Foreign currency translations	452,576
Net change in unrealized appreciation (depreciation)	(33,378,212)
Net realized and unrealized loss	(158,782,618)
Net decrease in net assets resulting from operations	$(111,846,026)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$46,936,592	$74,091,611
Net realized loss	(125,404,406)	(108,099,124)
Net change in unrealized appreciation (depreciation)	(33,378,212)	495,888,047
Net increase (decrease) in net assets resulting from operations	(111,846,026)	461,880,534
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,449,199)	(100,913,605)
Class 2	(36,072)	(687,709)
Total distributions to shareholders	(4,485,271)	(101,601,314)
Decrease in net assets from capital stock activity	(1,516,475,549)	(135,770,094)
Total increase (decrease) in net assets	(1,632,806,846)	224,509,126
Net assets at beginning of year	3,029,645,400	2,805,136,274
Net assets at end of year	$1,396,838,554	$3,029,645,400

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,008,101	65,693,083	4,482,831	47,157,586
Distributions reinvested	516,748	4,449,199	9,539,041	100,913,605
Redemptions	(160,297,091)	(1,587,329,123)	(26,852,935)	(286,602,283)
Net decrease	(152,772,242)	(1,517,186,841)	(12,831,063)	(138,531,092)
Class 2
Subscriptions	452,565	4,491,628	433,206	4,548,563
Distributions reinvested	4,189	36,072	65,003	687,709
Redemptions	(381,947)	(3,816,408)	(235,575)	(2,475,274)
Net increase	74,807	711,292	262,634	2,760,998
Total net decrease	(152,697,435)	(1,516,475,549)	(12,568,429)	(135,770,094)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2020	$11.07	0.23	0.26(c)	0.49	(0.02)	—	(0.02)
Year Ended 12/31/2019	$9.80	0.26	1.37	1.63	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2018	$11.97	0.26	(2.14)	(1.88)	(0.25)	(0.04)	(0.29)
Year Ended 12/31/2017	$9.78	0.21	2.13	2.34	(0.15)	—	(0.15)
Year Ended 12/31/2016	$9.60	0.20	0.18	0.38	(0.20)	—	(0.20)
Class 2
Year Ended 12/31/2020	$11.07	0.18	0.28(c)	0.46	(0.02)	—	(0.02)
Year Ended 12/31/2019	$9.79	0.23	1.38	1.61	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2018	$11.96	0.23	(2.13)	(1.90)	(0.23)	(0.04)	(0.27)
Year Ended 12/31/2017	$9.78	0.17	2.13	2.30	(0.12)	—	(0.12)
Year Ended 12/31/2016	$9.60	0.16	0.21	0.37	(0.19)	—	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$11.54	4.45%	0.82%	0.82%	2.35%	99%	$1,370,403
Year Ended 12/31/2019	$11.07	16.82%	0.79%	0.79%	2.46%	62%	$3,005,054
Year Ended 12/31/2018	$9.80	(15.98%)	0.79%	0.79%	2.28%	73%	$2,785,951
Year Ended 12/31/2017	$11.97	24.05%	0.83%	0.83%	1.90%	71%	$3,009,266
Year Ended 12/31/2016	$9.78	4.06%	0.91%	0.91%	2.11%	129%	$1,327,954
Class 2
Year Ended 12/31/2020	$11.51	4.17%	1.08%	1.08%	1.82%	99%	$26,436
Year Ended 12/31/2019	$11.07	16.58%	1.04%	1.04%	2.18%	62%	$24,591
Year Ended 12/31/2018	$9.79	(16.21%)	1.04%	1.04%	2.04%	73%	$19,185
Year Ended 12/31/2017	$11.96	23.64%	1.08%	1.08%	1.55%	71%	$17,987
Year Ended 12/31/2016	$9.78	3.87%	1.17%	1.17%	1.68%	129%	$5,764
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
CTIVP® – Lazard International Equity Advantage Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2020 was 0.79% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Lazard Asset Management LLC (Lazard) to serve as the subadviser to the Fund. The Investment Manager compensates Lazard to manage the investment of the Fund’s assets.
20	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2021
Class 1	0.88%
Class 2	1.13
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, capital loss carryforward, foreign currency transactions, passive foreign investment company (PFIC) holdings and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
440,934	(564,237)	123,303
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,485,271	—	4,485,271	86,868,412	14,732,902	101,601,314
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
43,193,436	—	(227,307,572)	282,857,456
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,109,850,753	297,233,906	(14,376,450)	282,857,456
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
22	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following capital loss carryforwards, determined at December 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(155,544,004)	(71,763,568)	(227,307,572)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,972,857,519 and $3,445,146,523, respectively, for the year ended December 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea,
24	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 23, 2021 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
Following the period end, affiliated and unaffiliated shareholders of the Fund redeemed $888,778,259, which represented approximately 63.6% of the Fund’s net assets as December 31, 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of CTIVP® – Lazard International Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Lazard International Equity Advantage Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$6,633,706	$0.05	$69,834,851	$0.58
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2021.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
28	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
34	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2020

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CTIVP® – Lazard International Equity Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6596 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	9.35	6.54	5.16
Class 2	04/12/13	9.15	6.44	5.09
Blended Benchmark		11.45	7.64	6.35
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	31.9
International	8.4
U.S. Large Cap	18.4
U.S. Mid Cap	2.1
U.S. Small Cap	3.0
Exchange-Traded Equity Funds	3.1
International Mid Large Cap	0.8
U.S. Large Cap	2.3
Exchange-Traded Fixed Income Funds	5.7
Investment Grade	5.7
Fixed Income Funds	36.2
Investment Grade	36.2
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	14.7
Options Purchased Puts	0.9
Residential Mortgage-Backed Securities - Agency	7.5
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $267.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 9.15%. The Fund underperformed its Blended Benchmark, which returned 11.45%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value.
The Fund’s notable contributors during the period:
•	Underlying manager performance associated with U.S. equity funds and core fixed-income funds generated strong contributions to relative performance during the period.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow.
•	Exposure to overseas equities via underlying funds detracted from relative results, as U.S. equities outperformed international developed market equities during the period.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, contributed to returns. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, had a negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,083.90	1,023.68	1.52	1.48	0.29	3.88	3.76	0.74
Class 2	1,000.00	1,000.00	1,082.70	1,022.42	2.83	2.75	0.54	5.18	5.03	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 34.3%
	Shares	Value ($)
International 9.1%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	2,941,781	41,714,461
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	2,068,910	23,875,219
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	4,102,831	50,013,509
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,392,596	19,301,384
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	2,005,102	18,567,243
Total		153,471,816
U.S. Large Cap 19.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	674,316	22,077,090
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,263,942	84,393,394
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	667,819	19,987,818
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	914,261	26,952,413
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,836,458	26,132,805
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	687,559	20,372,381
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	484,587	24,006,462
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	420,616	20,118,050
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	549,320	16,589,460
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	399,691	25,008,664
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	681,136	18,315,755
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,081,312	30,179,412
Total		334,133,704
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 2.3%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	174,639	7,851,769
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	283,039	7,888,286
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	355,860	11,657,979
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	288,421	11,833,914
Total		39,231,948
U.S. Small Cap 3.2%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	547,394	8,851,360
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	300,556	9,007,664
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	538,170	18,954,360
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	570,605	17,277,912
Total		54,091,296
Total Equity Funds (Cost $355,048,318)		580,928,764

Exchange-Traded Equity Funds 3.3%

International Mid Large Cap 0.8%
iShares MSCI EAFE ETF	193,987	14,153,292
U.S. Large Cap 2.5%
SPDR S&P 500 ETF Trust	113,625	42,482,115
Total Exchange-Traded Equity Funds (Cost $32,405,573)		56,635,407

Exchange-Traded Fixed Income Funds 6.1%

Investment Grade 6.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	518,500	71,620,405
Vanguard Intermediate-Term Corporate Bond ETF	320,000	31,084,800
Total		102,705,205
Total Exchange-Traded Fixed Income Funds (Cost $95,344,731)		102,705,205

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Fixed Income Funds 38.9%
	Shares	Value ($)
Investment Grade 38.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	11,372,652	131,126,676
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,875,208	38,984,592
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,583,419	69,122,727
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,474,393	37,627,673
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,650,327	89,661,832
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,284,685	129,999,568
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,247,588	12,875,115
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	12,825,414	150,313,857
Total		659,712,040
Total Fixed Income Funds (Cost $602,065,640)		659,712,040

Residential Mortgage-Backed Securities - Agency 8.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	59,684,000	62,573,223
01/19/2036	2.500%	37,021,000	38,611,746
01/14/2051	3.500%	34,111,000	36,056,393
Total Residential Mortgage-Backed Securities - Agency (Cost $137,078,124)			137,241,362
Options Purchased Puts 0.9%
Value ($)
(Cost $18,152,906)	15,474,170

Money Market Funds 15.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	267,624,130	267,597,368
Total Money Market Funds (Cost $267,588,832)		267,597,368
Total Investments in Securities (Cost: $1,507,684,124)		1,820,294,316
Other Assets & Liabilities, Net		(125,159,156)
Net Assets		1,695,135,160

At December 31, 2020, securities and/or cash totaling $11,998,739 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	86	03/2021	USD	6,622,000	233,877	—
British Pound	71	03/2021	USD	6,061,181	110,507	—
Euro FX	9	03/2021	USD	1,377,675	10,485	—
EURO STOXX 50 Index	196	03/2021	EUR	6,958,000	109,610	—
Japanese Yen	66	03/2021	USD	7,993,425	59,149	—
New Zealand Dollar	10	03/2021	USD	718,800	13,665	—
S&P 500 Index E-mini	330	03/2021	USD	61,855,200	1,395,082	—
SPI 200 Index	38	03/2021	AUD	6,210,150	—	(38,453)
TOPIX Index	38	03/2021	JPY	685,710,000	186,105	—
U.S. Long Bond	263	03/2021	USD	45,548,313	—	(370,831)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	284	03/2021	USD	39,214,188	30,615	—
U.S. Treasury 2-Year Note	181	03/2021	USD	39,996,758	34,503	—
U.S. Treasury 5-Year Note	631	03/2021	USD	79,609,524	162,811	—
U.S. Ultra Treasury Bond	6	03/2021	USD	1,281,375	1,181	—
U.S. Ultra Treasury Bond	49	03/2021	USD	10,464,563	—	(160,496)
Total					2,347,590	(569,780)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(7)	03/2021	USD	(548,380)	—	(853)
FTSE 100 Index	(16)	03/2021	GBP	(1,027,200)	—	(4,925)
Hang Seng Index	(35)	01/2021	HKD	(47,633,250)	—	(152,772)
MSCI Singapore Index	(18)	01/2021	SGD	(581,940)	1,628	—
OMXS30 Index	(55)	01/2021	SEK	(10,330,375)	7,816	—
Russell 2000 Index E-mini	(60)	03/2021	USD	(5,924,400)	—	(57,476)
S&P 500 Index E-mini	(164)	03/2021	USD	(30,740,160)	—	(682,549)
S&P/TSX 60 Index	(41)	03/2021	CAD	(8,436,980)	72,647	—
Swiss Franc	(14)	03/2021	USD	(1,981,350)	—	(8,802)
Total					82,091	(907,377)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	37,560,700	100	2,900.00	12/17/2021	1,385,508	1,034,000
S&P 500 Index	JPMorgan	USD	21,409,599	57	2,800.00	12/17/2021	781,190	505,305
S&P 500 Index	JPMorgan	USD	187,803,500	500	2,900.00	12/16/2022	11,397,832	9,820,000
S&P 500 Index	JPMorgan	USD	58,219,085	155	3,000.00	12/16/2022	3,643,442	3,415,425
S&P 500 Index	JPMorgan	USD	12,770,638	34	2,800.00	12/16/2022	766,173	591,600
S&P 500 Index	JPMorgan	USD	3,004,856	8	2,600.00	12/16/2022	178,761	107,840
Total							18,152,906	15,474,170
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	279,577,260	298,697,025	(310,693,143)	16,226	267,597,368	—	3,076	1,478,460	267,624,130
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	26,081,069	792,465	(5,520,662)	724,218	22,077,090	—	4,816,882	—	674,316
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	76,543,935	3,767,016	(6,110,603)	10,193,046	84,393,394	—	1,192,661	—	1,263,942
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	17,903,007	2,444,359	(905,432)	545,884	19,987,818	—	63,410	—	667,819
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	117,907,590	7,988,600	(4,342,767)	9,573,253	131,126,676	1,421,218	92,160	3,513,328	11,372,652
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	23,914,473	263,923	(2,603,614)	5,377,631	26,952,413	—	2,189,463	—	914,261
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	35,856,087	2,735,116	(764,826)	1,158,215	38,984,592	—	(49,132)	997,857	3,875,208
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	62,599,357	4,971,695	(5,445,477)	6,997,152	69,122,727	971,718	805,868	1,735,293	5,583,419
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	6,764,205	176,087	(817,033)	1,728,510	7,851,769	—	530,304	—	174,639
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	—	37,028,010	(1,132,475)	5,818,926	41,714,461	362,672	86,330	345,497	2,941,781
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	12,421,820	12,375,068	(1,274,300)	2,610,217	26,132,805	—	195,850	—	1,836,458
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	13,679,283	6,105,798	(812,982)	1,400,282	20,372,381	—	134,283	—	687,559
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	6,790,011	951,763	(597,495)	744,007	7,888,286	—	117,462	—	283,039
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	6,418,653	2,186,124	(728,222)	974,805	8,851,360	304,603	22,164	44,227	547,394
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	6,326,936	296,757	(1,228,828)	3,612,799	9,007,664	135,820	491,316	—	300,556
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	1,622,596	—	(1,010,188)	(612,408)	—	—	108,545	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	34,665,227	3,167,785	(907,285)	701,946	37,627,673	128,444	2,668	933,012	3,474,393
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	81,215,008	5,262,147	(2,077,015)	5,261,692	89,661,832	—	(11,798)	1,654,729	7,650,327
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	48,290,833	6,329,641	(31,200,972)	455,717	23,875,219	—	(1,798,949)	74,534	2,068,910
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	21,528,957	180,702	(2,197,437)	4,494,240	24,006,462	—	1,818,153	—	484,587
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	21,495,654	311,692	(4,513,361)	2,824,065	20,118,050	—	4,368,414	—	420,616
CTIVP® – MFS® Value Fund, Class 1 Shares
	14,613,026	1,658,333	(496,683)	814,784	16,589,460	—	43,993	—	549,320
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	21,016,006	486,186	(5,128,163)	8,634,635	25,008,664	—	4,756,283	—	399,691
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	13,483,531	4,973,451	(1,072,905)	931,678	18,315,755	—	72,837	—	681,136
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	118,979,974	10,017,252	(4,444,907)	5,447,249	129,999,568	2,027,924	102,688	2,867,611	11,284,685
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	10,074,114	1,250,923	(767,167)	1,100,109	11,657,979	—	103,298	—	355,860
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	11,898,172	1,266,882	(335,165)	45,226	12,875,115	38,807	3,936	356,017	1,247,588
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	10,285,151	381,022	(962,085)	2,129,826	11,833,914	—	660,378	—	288,421
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	137,270,041	11,236,826	(5,118,223)	6,925,213	150,313,857	1,284,881	98,612	2,939,851	12,825,414
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	29,261,237	1,328,332	(3,879,205)	3,469,048	30,179,412	—	1,665,879	—	1,081,312
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	48,315,671	5,226,474	(9,684,368)	6,155,732	50,013,509	143,560	(360,867)	97,428	4,102,831
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	19,291,378	1,107,853	(4,502,808)	3,404,961	19,301,384	182,515	131,187	40,318	1,392,596
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	18,932,660	3,406,206	(3,881,053)	109,430	18,567,243	—	(581,894)	120,635	2,005,102
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	12,381,369	4,092,816	(2,027,043)	4,507,218	18,954,360	—	409,043	—	538,170
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	13,425,677	3,652,696	(1,430,373)	1,629,912	17,277,912	—	(6,660)	—	570,605
Total	1,380,829,968			109,905,444	1,508,238,172	7,002,162	22,277,843	17,198,797

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	580,928,764	580,928,764
Exchange-Traded Equity Funds	56,635,407	—	—	—	56,635,407
Exchange-Traded Fixed Income Funds	102,705,205	—	—	—	102,705,205
Fixed Income Funds	—	—	—	659,712,040	659,712,040
Residential Mortgage-Backed Securities - Agency	—	137,241,362	—	—	137,241,362
Options Purchased Puts	15,474,170	—	—	—	15,474,170
Money Market Funds	267,597,368	—	—	—	267,597,368
Total Investments in Securities	442,412,150	137,241,362	—	1,240,640,804	1,820,294,316
Investments in Derivatives
Asset
Futures Contracts	2,429,681	—	—	—	2,429,681
Liability
Futures Contracts	(1,477,157)	—	—	—	(1,477,157)
Total	443,364,674	137,241,362	—	1,240,640,804	1,821,246,840
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $264,828,428)	$296,581,974
Affiliated issuers (cost $1,224,702,790)	1,508,238,172
Options purchased (cost $18,152,906)	15,474,170
Cash collateral held at broker for:
TBA	267,000
Margin deposits on:
Futures contracts	11,731,739
Receivable for:
Investments sold	1,376,709
Capital shares sold	5,038
Dividends	206,529
Interest	163,855
Variation margin for futures contracts	730,954
Prepaid expenses	5,670
Trustees’ deferred compensation plan	104,760
Total assets	1,834,886,570
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	137,241,979
Capital shares purchased	1,971,765
Variation margin for futures contracts	271,319
Management services fees	9,614
Distribution and/or service fees	11,568
Service fees	85,080
Compensation of board members	1,425
Compensation of chief compliance officer	131
Other expenses	53,769
Trustees’ deferred compensation plan	104,760
Total liabilities	139,751,410
Net assets applicable to outstanding capital stock	$1,695,135,160
Represented by
Trust capital	$1,695,135,160
Total - representing net assets applicable to outstanding capital stock	$1,695,135,160
Class 1
Net assets	$543,632
Shares outstanding	36,907
Net asset value per share	$14.73
Class 2
Net assets	$1,694,591,528
Shares outstanding	115,550,264
Net asset value per share	$14.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$3,421,235
Dividends — affiliated issuers	17,198,797
Interest	17,288
Total income	20,637,320
Expenses:
Management services fees	3,362,290
Distribution and/or service fees
Class 2	3,908,434
Service fees	938,062
Compensation of board members	37,117
Custodian fees	32,000
Printing and postage fees	22,131
Audit fees	39,500
Legal fees	40,532
Compensation of chief compliance officer	532
Other	70,954
Total expenses	8,451,552
Net investment income	12,185,768
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,060,057
Investments — affiliated issuers	22,277,843
Capital gain distributions from underlying affiliated funds	7,002,162
Foreign currency translations	304,209
Futures contracts	(35,187,260)
Options purchased	13,061,994
Net realized gain	19,519,005
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,040,696
Investments — affiliated issuers	109,905,444
Foreign currency translations	62,613
Futures contracts	(2,271,447)
Options purchased	(115,651)
Net change in unrealized appreciation (depreciation)	109,621,655
Net realized and unrealized gain	129,140,660
Net increase in net assets resulting from operations	$141,326,428
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$12,185,768	$22,377,977
Net realized gain	19,519,005	18,677,232
Net change in unrealized appreciation (depreciation)	109,621,655	141,835,609
Net increase in net assets resulting from operations	141,326,428	182,890,818
Increase in net assets from capital stock activity	32,876,907	37,059,723
Total increase in net assets	174,203,335	219,950,541
Net assets at beginning of year	1,520,931,825	1,300,981,284
Net assets at end of year	$1,695,135,160	$1,520,931,825

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	27,854	382,942	15,903	209,249
Redemptions	(6,327)	(83,224)	(523)	(6,781)
Net increase	21,527	299,718	15,380	202,468
Class 2
Subscriptions	9,339,157	126,651,731	7,647,751	98,451,288
Redemptions	(6,903,807)	(94,074,542)	(4,845,056)	(61,594,033)
Net increase	2,435,350	32,577,189	2,802,695	36,857,255
Total net increase	2,456,877	32,876,907	2,818,075	37,059,723

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$13.47	0.14	1.12	1.26
Year Ended 12/31/2019(c)	$12.36	0.16	0.95	1.11
Class 2
Year Ended 12/31/2020	$13.44	0.11	1.12	1.23
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65
Year Ended 12/31/2018	$12.32	0.15	(0.68)	(0.53)
Year Ended 12/31/2017	$11.08	0.11	1.13	1.24
Year Ended 12/31/2016	$10.74	0.07	0.27	0.34

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$14.73	9.35%	0.29%	0.29%	1.06%	152%	$544
Year Ended 12/31/2019(c)	$13.47	8.98%	0.29%(d)	0.29%(d)	1.46%(d)	137%	$207
Class 2
Year Ended 12/31/2020	$14.67	9.15%	0.54%	0.54%	0.78%	152%	$1,694,592
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
Year Ended 12/31/2018	$11.79	(4.30%)	0.54%	0.54%	1.21%	101%	$1,300,981
Year Ended 12/31/2017	$12.32	11.19%	0.53%	0.53%	0.95%	100%	$1,425,498
Year Ended 12/31/2016	$11.08	3.17%	0.51%	0.51%	0.64%	108%	$1,358,964
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
20	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,772,888*
Equity risk	Investments, at value — Options Purchased	15,474,170
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	427,683*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	229,110*
Total		17,903,851

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	936,175*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	9,655*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	531,327*
Total		1,477,157

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(42,202,582)	13,061,994	(29,140,588)
Foreign exchange risk	(563,976)	—	(563,976)
Interest rate risk	7,579,298	—	7,579,298
Total	(35,187,260)	13,061,994	(22,125,266)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(3,193,218)	(115,651)	(3,308,869)
Foreign exchange risk	198,564	—	198,564
Interest rate risk	723,207	—	723,207
Total	(2,271,447)	(115,651)	(2,387,098)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	290,479,190
Futures contracts — short	70,723,277

22	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Derivative instrument	Average value ($)*
Options contracts — purchased	15,475,585

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
JPMorgan ($)
Assets
Options purchased puts	15,474,170
Total financial and derivative net assets	15,474,170
Total collateral received (pledged) (a)	-
Net amount (b)	15,474,170

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
26	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,268,404,934 and $2,138,433,167, respectively, for the year ended December 31, 2020, of which $2,041,236,907 and $1,948,610,231, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
28	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
34	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2020	37

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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6613 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	11.56	8.18	6.89
Class 2	04/12/13	11.30	8.08	6.83
Blended Benchmark		14.42	10.31	8.90
Russell 3000 Index		20.89	15.43	14.05
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	58.9
International	16.6
U.S. Large Cap	33.8
U.S. Mid Cap	3.9
U.S. Small Cap	4.6
Exchange-Traded Equity Funds	1.1
U.S. Large Cap	1.1
Exchange-Traded Fixed Income Funds	6.7
Investment Grade	6.7
Fixed Income Funds	10.0
Investment Grade	10.0
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	14.4
Options Purchased Puts	1.6
Residential Mortgage-Backed Securities - Agency	7.3
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1.9 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 11.30%. The Fund underperformed its Blended Benchmark, which returned 14.42%. The Russell 3000 Index returned 20.89% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value.
The Fund’s notable contributors during the period
•	Underlying manager performance associated with U.S. equity funds and core fixed-income funds generated strong contributions to relative performance during the period.
The Fund’s notable detractors during the period
•	The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow.
•	Exposure to overseas equities via underlying funds detracted from relative results, as U.S. equities outperformed international developed market equities during the period.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, contributed to returns. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, had a negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,137.70	1,023.88	1.34	1.27	0.25	4.14	3.92	0.77
Class 2	1,000.00	1,000.00	1,136.50	1,022.62	2.69	2.54	0.50	5.48	5.19	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 62.9%
	Shares	Value ($)
International 17.7%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	38,378,140	544,202,030
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	27,855,822	321,456,185
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	64,623,697	787,762,864
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	20,173,792	279,608,758
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	30,334,451	280,897,012
Total		2,213,926,849
U.S. Large Cap 36.0%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	9,274,600	303,650,420
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	16,590,180	1,107,726,311
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	9,214,799	275,798,928
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	12,316,339	363,085,688
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	21,860,771	311,078,779
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	9,773,989	289,603,280
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	6,643,250	329,106,610
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	5,830,757	278,885,096
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	7,199,401	217,421,906
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	5,453,068	341,198,444
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	9,768,092	262,663,991
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	15,326,708	427,768,413
Total		4,507,987,866
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 4.2%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,344,723	105,418,743
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	3,835,757	106,902,559
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	4,681,146	153,354,325
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,800,347	155,928,237
Total		521,603,864
U.S. Small Cap 5.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	5,611,569	90,739,070
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,272,809	98,086,081
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	6,673,460	235,039,270
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	6,460,248	195,616,323
Total		619,480,744
Total Equity Funds (Cost $4,917,331,217)		7,862,999,323

Exchange-Traded Equity Funds 1.2%

U.S. Large Cap 1.2%
SPDR S&P 500 ETF Trust	413,300	154,524,604
Total Exchange-Traded Equity Funds (Cost $72,399,093)		154,524,604

Exchange-Traded Fixed Income Funds 7.1%

Investment Grade 7.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,176,000	438,700,880
Vanguard Intermediate-Term Corporate Bond ETF	4,695,000	456,072,300
Total		894,773,180
Total Exchange-Traded Fixed Income Funds (Cost $833,858,580)		894,773,180

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Fixed Income Funds 10.7%
	Shares	Value ($)
Investment Grade 10.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	20,297,067	234,025,179
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,769,400	68,100,159
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	10,421,801	129,021,902
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	6,249,125	67,678,019
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	13,953,455	163,534,496
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	21,474,899	247,390,833
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	2,354,135	24,294,678
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	34,126,770	399,965,749
Total		1,334,011,015
Total Fixed Income Funds (Cost $1,213,674,937)		1,334,011,015

Residential Mortgage-Backed Securities - Agency 7.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	450,721,000	472,599,317
01/19/2036	2.500%	233,200,000	243,220,313
01/14/2051	3.500%	242,000,000	255,801,562
Total Residential Mortgage-Backed Securities - Agency (Cost $970,564,100)			971,621,192
Options Purchased Puts 1.7%
Value ($)
(Cost $243,488,764)	210,030,155

Money Market Funds 15.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	1,916,415,234	1,916,223,592
Total Money Market Funds (Cost $1,916,098,952)		1,916,223,592
Total Investments in Securities (Cost: $10,167,415,643)		13,344,183,061
Other Assets & Liabilities, Net		(834,872,763)
Net Assets		12,509,310,298

At December 31, 2020, securities and/or cash totaling $130,619,732 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	1,218	03/2021	USD	93,786,000	3,318,610	—
British Pound	1,238	03/2021	USD	105,686,513	1,906,669	—
DAX Index	35	03/2021	EUR	12,027,750	571,194	—
Euro FX	442	03/2021	USD	67,659,150	514,952	—
EURO STOXX 50 Index	2,379	03/2021	EUR	84,454,500	1,330,893	—
FTSE/MIB Index	88	03/2021	EUR	9,736,760	150,180	—
Japanese Yen	1,309	03/2021	USD	158,536,263	1,173,126	—
New Zealand Dollar	100	03/2021	USD	7,188,000	136,645	—
Russell 2000 Index E-mini	76	03/2021	USD	7,504,240	239,955	—
S&P 500 Index E-mini	5,073	03/2021	USD	950,883,120	21,529,283	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SPI 200 Index	623	03/2021	AUD	101,813,775	—	(638,240)
TOPIX Index	659	03/2021	JPY	11,891,655,000	3,227,447	—
U.S. Long Bond	1,643	03/2021	USD	284,547,063	—	(2,152,931)
U.S. Treasury 10-Year Note	1,734	03/2021	USD	239,427,469	238,419	—
U.S. Treasury 2-Year Note	1,335	03/2021	USD	295,003,710	250,161	—
U.S. Treasury 5-Year Note	2,054	03/2021	USD	259,140,985	537,622	—
U.S. Ultra Treasury Bond	726	03/2021	USD	155,046,375	—	(1,876,008)
Total					35,125,156	(4,667,179)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(210)	03/2021	USD	(16,451,400)	—	(25,578)
FTSE 100 Index	(272)	03/2021	GBP	(17,462,400)	—	(209,418)
Hang Seng Index	(451)	01/2021	HKD	(613,788,450)	—	(1,968,572)
MSCI Singapore Index	(295)	01/2021	SGD	(9,537,350)	26,678	—
OMXS30 Index	(453)	01/2021	SEK	(85,084,725)	27,960	—
S&P/TSX 60 Index	(535)	03/2021	CAD	(110,092,300)	947,948	—
Swiss Franc	(40)	03/2021	USD	(5,661,000)	5,557	—
Total					1,008,143	(2,203,568)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	525,849,800	1,400	2,900.00	12/17/2021	19,397,105	14,476,000
S&P 500 Index	JPMorgan	USD	260,295,651	693	2,800.00	12/17/2021	9,497,616	6,143,445
S&P 500 Index	JPMorgan	USD	1,521,208,350	4,050	3,000.00	12/16/2022	95,199,500	89,241,750
S&P 500 Index	JPMorgan	USD	1,633,890,450	4,350	2,900.00	12/16/2022	99,158,444	85,434,000
S&P 500 Index	JPMorgan	USD	228,744,663	609	2,800.00	12/16/2022	13,376,159	10,596,600
S&P 500 Index	JPMorgan	USD	115,311,349	307	2,600.00	12/16/2022	6,859,940	4,138,360
Total							243,488,764	210,030,155

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	150,000,000	521,648	—	—	521,648	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	1,764,411,758	3,668,709,616	(3,517,031,280)	133,498	1,916,223,592	—	(50,766)	9,581,005	1,916,415,234
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	390,186,423	970,592	(82,549,677)	(4,956,918)	303,650,420	—	77,854,434	—	9,274,600
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,132,525,668	2,729,856	(105,732,885)	78,203,672	1,107,726,311	—	65,848,099	—	16,590,180
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	267,859,700	5,575,759	(1,444,896)	3,808,365	275,798,928	—	50,244	—	9,214,799
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	225,401,811	11,887,409	(20,108,038)	16,843,997	234,025,179	2,572,983	1,057,406	6,360,552	20,297,067
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	362,858,624	261,148	(55,638,357)	55,604,273	363,085,688	—	48,409,763	—	12,316,339
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	66,178,417	3,291,462	(3,566,637)	2,196,917	68,100,159	—	(192,917)	1,758,447	6,769,400
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	129,570,915	7,695,416	(21,061,308)	12,816,879	129,021,902	1,861,749	3,301,967	3,324,709	10,421,801
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	99,645,919	—	(14,357,795)	20,130,619	105,418,743	—	9,669,996	—	2,344,723
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	—	466,206,423	(1,566,079)	79,561,686	544,202,030	4,985,084	29,189	4,657,231	38,378,140
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	188,877,177	114,998,783	(24,147,804)	31,350,623	311,078,779	—	5,004,017	—	21,860,771
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	233,488,450	69,476,826	(22,493,965)	9,131,969	289,603,280	—	6,731,299	—	9,773,989
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	97,278,851	3,123,301	(2,063,982)	8,564,389	106,902,559	—	229,916	—	3,835,757
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	57,290,453	24,866,066	—	8,582,551	90,739,070	2,129,816	—	309,241	5,611,569
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	56,471,831	2,569,890	(448,220)	39,492,580	98,086,081	1,250,255	105,565	—	3,272,809
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	14,054,428	—	(8,928,153)	(5,126,275)	—	—	761,962	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	66,225,640	3,625,736	(3,438,083)	1,264,726	67,678,019	233,579	90,557	1,696,710	6,249,125
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	159,176,943	5,972,070	(11,335,008)	9,720,491	163,534,496	—	243,636	3,065,191	13,953,455
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	707,034,872	28,272,842	(421,652,359)	7,800,830	321,456,185	—	(37,672,912)	1,057,280	27,855,822
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	328,750,610	345,365	(42,058,355)	42,068,990	329,106,610	—	46,382,588	—	6,643,250
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	332,019,486	8,089	(82,156,605)	29,014,126	278,885,096	—	71,176,415	—	5,830,757
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – MFS® Value Fund, Class 1 Shares
	204,945,854	4,186,002	(32,277)	8,322,327	217,421,906	—	744	—	7,199,401
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	317,566,138	2,655,338	(77,639,629)	98,616,597	341,198,444	—	91,072,868	—	5,453,068
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	194,870,820	61,240,908	(2,571,785)	9,124,048	262,663,991	—	42,886	—	9,768,092
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	243,997,330	14,232,890	(20,657,349)	9,817,962	247,390,833	3,913,184	1,562,694	5,533,487	21,474,899
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	140,769,178	3,472,460	(3,201,158)	12,313,845	153,354,325	—	392,813	—	4,681,146
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	22,538,267	2,021,331	(358,710)	93,790	24,294,678	73,040	3,462	670,069	2,354,135
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	152,211,685	64,073	(18,299,007)	21,951,486	155,928,237	—	12,971,486	—	3,800,347
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	393,856,381	19,624,843	(31,951,953)	18,436,478	399,965,749	3,479,178	1,585,085	7,960,477	34,126,770
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	439,791,573	245,729	(49,562,182)	37,293,293	427,768,413	—	30,442,813	—	15,326,708
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	716,487,338	51,411,257	(67,832,319)	87,696,588	787,762,864	2,006,307	(13,355,716)	1,396,561	64,623,697
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	272,553,406	6,630,422	(51,872,320)	52,297,250	279,608,758	2,542,334	(3,614,503)	565,700	20,173,792
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	258,520,062	26,735,247	(604,214)	(3,754,083)	280,897,012	—	(77,022)	1,545,439	30,334,451
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	145,554,659	26,499,430	(4,119,949)	67,105,130	235,039,270	—	532,331	—	6,673,460
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	134,402,018	41,819,074	(588,346)	19,983,577	195,616,323	—	15,233	—	6,460,248
Total	10,317,372,685			885,506,276	11,113,233,930	25,047,509	420,605,632	49,482,099

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Currency Legend  (continued)
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	7,862,999,323	7,862,999,323
Exchange-Traded Equity Funds	154,524,604	—	—	—	154,524,604
Exchange-Traded Fixed Income Funds	894,773,180	—	—	—	894,773,180
Fixed Income Funds	—	—	—	1,334,011,015	1,334,011,015
Residential Mortgage-Backed Securities - Agency	—	971,621,192	—	—	971,621,192
Options Purchased Puts	210,030,155	—	—	—	210,030,155
Money Market Funds	1,916,223,592	—	—	—	1,916,223,592
Total Investments in Securities	3,175,551,531	971,621,192	—	9,197,010,338	13,344,183,061
Investments in Derivatives
Asset
Futures Contracts	36,133,299	—	—	—	36,133,299
Swap Contracts	—	521,648	—	—	521,648
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Futures Contracts	(6,870,747)	—	—	—	(6,870,747)
Total	3,204,814,083	972,142,840	—	9,197,010,338	13,373,967,261
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	13

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,876,821,773)	$2,020,918,976
Affiliated issuers (cost $8,047,105,106)	11,113,233,930
Options purchased (cost $243,488,764)	210,030,155
Margin deposits on:
Futures contracts	126,239,323
Swap contracts	4,380,409
Receivable for:
Investments sold	6,832,696
Capital shares sold	2,376
Dividends	841,815
Interest	1,174,221
Variation margin for futures contracts	9,403,438
Variation margin for swap contracts	55,554
Prepaid expenses	40,419
Trustees’ deferred compensation plan	497,891
Total assets	13,493,651,203
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	971,738,321
Capital shares purchased	9,763,371
Variation margin for futures contracts	1,376,464
Management services fees	60,491
Distribution and/or service fees	85,314
Service fees	615,793
Compensation of board members	6,317
Compensation of chief compliance officer	937
Other expenses	196,006
Trustees’ deferred compensation plan	497,891
Total liabilities	984,340,905
Net assets applicable to outstanding capital stock	$12,509,310,298
Represented by
Trust capital	$12,509,310,298
Total - representing net assets applicable to outstanding capital stock	$12,509,310,298
Class 1
Net assets	$6,085,420
Shares outstanding	364,566
Net asset value per share	$16.69
Class 2
Net assets	$12,503,224,878
Shares outstanding	750,974,780
Net asset value per share	$16.65
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$24,838,772
Dividends — affiliated issuers	49,482,099
Interest	304,126
Total income	74,624,997
Expenses:
Management services fees	20,713,899
Distribution and/or service fees
Class 2	28,127,424
Service fees	6,742,410
Compensation of board members	180,642
Custodian fees	41,986
Printing and postage fees	60,954
Audit fees	39,500
Legal fees	291,468
Compensation of chief compliance officer	3,802
Other	426,167
Total expenses	56,628,252
Net investment income	17,996,745
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	87,329,393
Investments — affiliated issuers	420,605,632
Capital gain distributions from underlying affiliated funds	25,047,509
Foreign currency translations	3,211,544
Futures contracts	(292,652,583)
Options purchased	207,228,984
Swap contracts	1,918,396
Net realized gain	452,688,875
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(88,646,918)
Investments — affiliated issuers	885,506,276
Foreign currency translations	1,067,512
Futures contracts	(12,845,937)
Options purchased	1,010,041
Swap contracts	521,648
Net change in unrealized appreciation (depreciation)	786,612,622
Net realized and unrealized gain	1,239,301,497
Net increase in net assets resulting from operations	$1,257,298,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$17,996,745	$98,164,055
Net realized gain	452,688,875	134,809,608
Net change in unrealized appreciation (depreciation)	786,612,622	1,548,835,619
Net increase in net assets resulting from operations	1,257,298,242	1,781,809,282
Decrease in net assets from capital stock activity	(200,132,361)	(149,973,121)
Total increase in net assets	1,057,165,881	1,631,836,161
Net assets at beginning of year	11,452,144,417	9,820,308,256
Net assets at end of year	$12,509,310,298	$11,452,144,417

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	271,876	4,115,906	138,161	1,973,792
Redemptions	(39,948)	(600,344)	(5,523)	(76,936)
Net increase	231,928	3,515,562	132,638	1,896,856
Class 2
Subscriptions	12,219,780	184,675,627	11,338,956	159,797,469
Redemptions	(26,490,460)	(388,323,550)	(22,198,942)	(311,667,446)
Net decrease	(14,270,680)	(203,647,923)	(10,859,986)	(151,869,977)
Total net decrease	(14,038,752)	(200,132,361)	(10,727,348)	(149,973,121)

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

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Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Year Ended 12/31/2019(c)	$13.62	0.11	1.23	1.34
Class 2
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31
Year Ended 12/31/2018	$13.71	0.09	(1.15)	(1.06)
Year Ended 12/31/2017	$11.67	0.05	1.99	2.04
Year Ended 12/31/2016	$11.29	0.04	0.34	0.38

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Year Ended 12/31/2019(c)	$14.96	9.84%	0.25%(d)	0.25%(d)	0.88%(d)	128%	$1,985
Class 2
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
Year Ended 12/31/2018	$12.65	(7.73%)	0.49%	0.49%	0.65%	74%	$9,820,308
Year Ended 12/31/2017	$13.71	17.48%	0.48%	0.48%	0.42%	83%	$10,121,668
Year Ended 12/31/2016	$11.67	3.37%	0.47%	0.47%	0.37%	91%	$8,232,846
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	19

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
20	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
22	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	521,648*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	28,051,538*
Equity risk	Investments, at value — Options Purchased	210,030,155
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	7,055,559*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,026,202*
Total		246,685,102

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,816,230*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	25,578*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	4,028,939*
Total		6,870,747

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,918,396	1,918,396
Equity risk	(335,189,605)	207,228,984	—	(127,960,621)
Foreign exchange risk	1,218,644	—	—	1,218,644
Interest rate risk	41,318,378	—	—	41,318,378
Total	(292,652,583)	207,228,984	1,918,396	(83,505,203)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	521,648	521,648
Equity risk	(16,082,284)	1,010,041	—	(15,072,243)
Foreign exchange risk	2,575,141	—	—	2,575,141
Interest rate risk	661,206	—	—	661,206
Total	(12,845,937)	1,010,041	521,648	(11,314,248)
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,877,064,107
Futures contracts — short	691,185,535
Credit default swap contracts — sell protection	112,500,000

Derivative instrument	Average value ($)*
Options contracts — purchased	197,402,639

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
26	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	55,554	55,554
Options purchased puts	210,030,155	-	210,030,155
Total assets	210,030,155	55,554	210,085,709
Total financial and derivative net assets	210,030,155	55,554	210,085,709
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	210,030,155	55,554	210,085,709

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.18% of the Fund’s average daily net assets.
28	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,246,647,404 and $18,949,979,338, respectively, for the year ended December 31, 2020, of which $17,257,329,028 and $16,518,501,425, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
30	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
December 31, 2020
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
34	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
38	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020	39

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
40	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2020

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-6598 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	8.35	5.66	4.23
Class 2	04/12/13	8.12	5.56	4.17
Blended Benchmark		9.89	6.32	5.11
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.44	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	16.5
International	4.0
U.S. Large Cap	9.5
U.S. Mid Cap	1.0
U.S. Small Cap	2.0
Exchange-Traded Equity Funds	4.1
International Mid Large Cap	1.2
U.S. Large Cap	2.9
Exchange-Traded Fixed Income Funds	4.3
Investment Grade	4.3
Fixed Income Funds	53.4
Investment Grade	53.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.1
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities - Agency	5.1
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $152.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 8.12%. The Fund underperformed its Blended Benchmark, which returned 9.89%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value.
The Fund’s notable contributors during the period
•	Underlying funds portfolio manager performance associated with U.S. equity funds and core fixed-income funds generated strong contributions to relative performance during the period.
The Fund’s notable detractors during the period
•	The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow.
•	Exposure to overseas equities via underlying funds detracted from relative results, as U.S. equities outperformed international developed market equities during the period.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, contributed to returns. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, had a negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,057.60	1,023.63	1.55	1.53	0.30	3.67	3.61	0.71
Class 2	1,000.00	1,000.00	1,057.10	1,022.37	2.84	2.80	0.55	4.96	4.88	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 17.3%
	Shares	Value ($)
International 4.2%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	868,004	12,308,304
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	500,977	5,781,275
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	883,742	10,772,809
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	295,666	4,097,925
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	517,899	4,795,747
Total		37,756,060
U.S. Large Cap 10.0%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	265,853	8,704,041
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	356,658	23,814,027
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	170,826	5,112,825
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	252,890	7,455,182
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	521,588	7,422,195
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	173,713	5,147,125
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	119,698	5,929,854
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	95,030	4,545,296
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	134,126	4,050,596
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	96,463	6,035,707
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	149,974	4,032,798
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	284,273	7,934,048
Total		90,183,694
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.0%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	45,105	2,027,940
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	72,689	2,025,833
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	78,493	2,571,448
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	63,541	2,607,068
Total		9,232,289
U.S. Small Cap 2.1%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	187,837	3,037,319
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	102,769	3,079,991
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	199,681	7,032,777
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	187,217	5,668,946
Total		18,819,033
Total Equity Funds (Cost $98,539,805)		155,991,076

Exchange-Traded Equity Funds 4.3%

International Mid Large Cap 1.2%
iShares MSCI EAFE ETF	152,532	11,128,734
U.S. Large Cap 3.1%
SPDR S&P 500 ETF Trust	73,425	27,452,139
Total Exchange-Traded Equity Funds (Cost $24,173,334)		38,580,873

Exchange-Traded Fixed Income Funds 4.5%

Investment Grade 4.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	251,500	34,739,695
Vanguard Intermediate-Term Corporate Bond ETF	60,000	5,828,400
Total		40,568,095
Total Exchange-Traded Fixed Income Funds (Cost $37,785,650)		40,568,095

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Fixed Income Funds 56.1%
	Shares	Value ($)
Investment Grade 56.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	8,770,140	101,119,718
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,037,418	30,556,430
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,182,972	51,785,189
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,750,832	29,791,512
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,328,084	74,165,141
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,685,359	100,055,333
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,185,948	12,238,978
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	9,064,289	106,233,472
Total		505,945,773
Total Fixed Income Funds (Cost $470,129,211)		505,945,773

Residential Mortgage-Backed Securities - Agency 5.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	20,539,000	21,532,554
01/19/2036	2.500%	12,800,000	13,350,000
01/14/2051	3.500%	12,502,000	13,215,005
Total Residential Mortgage-Backed Securities - Agency (Cost $48,038,277)			48,097,559
Options Purchased Puts 0.5%
Value ($)
(Cost $5,631,416)	4,853,130

Money Market Funds 16.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	152,138,472	152,123,258
Total Money Market Funds (Cost $152,120,668)		152,123,258
Total Investments in Securities (Cost: $836,418,361)		946,159,764
Other Assets & Liabilities, Net		(43,958,884)
Net Assets		902,200,880

At December 31, 2020, securities and/or cash totaling $3,972,595 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	36	03/2021	USD	2,772,000	95,528	—
British Pound	21	03/2021	USD	1,792,744	33,023	—
Euro FX	4	03/2021	USD	612,300	4,660	—
EURO STOXX 50 Index	65	03/2021	EUR	2,307,500	36,214	—
Japanese Yen	19	03/2021	USD	2,301,138	17,028	—
New Zealand Dollar	3	03/2021	USD	215,640	4,099	—
OMXS30 Index	7	01/2021	SEK	1,314,775	—	(1,045)
S&P 500 Index E-mini	107	03/2021	USD	20,056,080	452,345	—
SPI 200 Index	11	03/2021	AUD	1,797,675	—	(11,020)
TOPIX Index	13	03/2021	JPY	234,585,000	63,667	—
U.S. Long Bond	6	03/2021	USD	1,039,125	4,106	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	121	03/2021	USD	20,955,688	—	(191,133)
U.S. Treasury 10-Year Note	295	03/2021	USD	40,733,047	36,908	—
U.S. Treasury 2-Year Note	90	03/2021	USD	19,887,891	18,149	—
U.S. Treasury 5-Year Note	388	03/2021	USD	48,951,656	104,090	—
U.S. Ultra Treasury Bond	1	03/2021	USD	213,563	—	(3,275)
Total					869,817	(206,473)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(2)	03/2021	USD	(156,680)	—	(244)
FTSE 100 Index	(5)	03/2021	GBP	(321,000)	—	(2,617)
Hang Seng Index	(8)	01/2021	HKD	(10,887,600)	—	(34,919)
MSCI Singapore Index	(1)	01/2021	SGD	(32,330)	90	—
Russell 2000 Index E-mini	(44)	03/2021	USD	(4,344,560)	—	(42,760)
S&P 500 Index E-mini	(26)	03/2021	USD	(4,873,440)	—	(94,472)
S&P/TSX 60 Index	(11)	03/2021	CAD	(2,263,580)	19,491	—
Swiss Franc	(10)	03/2021	USD	(1,415,250)	—	(6,287)
Total					19,581	(181,299)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	12,019,424	32	2,900.00	12/17/2021	443,363	330,880
S&P 500 Index	JPMorgan	USD	46,199,661	123	2,900.00	12/16/2022	2,803,754	2,415,720
S&P 500 Index	JPMorgan	USD	23,287,634	62	3,000.00	12/16/2022	1,457,377	1,366,170
S&P 500 Index	JPMorgan	USD	15,399,887	41	2,800.00	12/16/2022	882,232	713,400
S&P 500 Index	JPMorgan	USD	751,214	2	2,600.00	12/16/2022	44,690	26,960
Total							5,631,416	4,853,130
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	115,040,778	147,024,960	(109,949,353)	6,873	152,123,258	—	(1,183)	691,190	152,138,472
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	4,938,391	3,583,708	(1,752,159)	1,934,101	8,704,041	—	99,249	—	265,853
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	14,340,260	9,205,439	(4,183,653)	4,451,981	23,814,027	—	140,078	—	356,658
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	3,275,984	2,374,331	(1,040,903)	503,413	5,112,825	—	29,105	—	170,826
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	62,429,451	33,410,690	(1,593,846)	6,873,423	101,119,718	987,146	(848)	2,440,277	8,770,140
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	4,530,074	2,167,816	(1,380,639)	2,137,931	7,455,182	—	180,102	—	252,890
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	18,985,434	10,823,803	(125,580)	872,773	30,556,430	—	746	700,209	3,037,418
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	31,626,919	16,996,979	(1,415,588)	4,576,879	51,785,189	633,900	25,524	1,132,018	4,182,972
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	1,229,333	583,501	(401,319)	616,425	2,027,940	—	75,274	—	45,105
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	—	12,184,375	(1,395,206)	1,519,135	12,308,304	91,482	75,787	92,027	868,004
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	2,463,277	5,810,252	(1,819,103)	967,769	7,422,195	—	50,492	—	521,588
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	2,474,720	3,073,637	(1,170,242)	769,010	5,147,125	—	26,584	—	173,713
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	1,235,752	884,915	(496,281)	401,447	2,025,833	—	15,230	—	72,689
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	1,697,495	1,402,824	(713,518)	650,518	3,037,319	115,813	6,662	16,816	187,837
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	1,673,240	585,260	(445,832)	1,267,323	3,079,991	47,213	187,264	—	102,769
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	393,996	—	(248,491)	(145,505)	—	—	23,158	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	18,556,859	10,940,005	(131,759)	426,407	29,791,512	91,482	376	664,524	2,750,832
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	45,560,315	25,239,440	(523,430)	3,888,816	74,165,141	—	1,191	1,225,214	6,328,084
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	8,596,966	5,970,137	(9,508,408)	722,580	5,781,275	—	(151,011)	20,185	500,977
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	3,697,845	1,643,969	(997,819)	1,585,859	5,929,854	—	119,457	—	119,698
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	3,693,928	1,802,225	(2,131,461)	1,180,604	4,545,296	—	855,226	—	95,030
CTIVP® – MFS® Value Fund, Class 1 Shares
	2,457,868	1,714,147	(631,703)	510,284	4,050,596	—	(3,850)	—	134,126
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	3,660,352	1,694,015	(1,977,250)	2,658,590	6,035,707	—	822,415	—	96,463
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,456,745	1,821,156	(812,057)	566,954	4,032,798	—	15,072	—	149,974
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	62,432,997	35,932,518	(1,610,771)	3,300,589	100,055,333	1,400,735	(15,863)	1,980,727	8,685,359
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	1,634,911	1,159,638	(698,853)	475,752	2,571,448	—	43,870	—	78,493
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	7,660,965	4,630,075	(41,094)	(10,968)	12,238,978	33,249	183	305,028	1,185,948
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	1,651,021	980,600	(726,818)	702,265	2,607,068	—	136,210	—	63,541
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	66,003,274	37,457,284	(1,047,213)	3,820,127	106,233,472	813,727	5,223	1,861,834	9,064,289
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	5,327,053	3,210,097	(2,213,113)	1,610,011	7,934,048	—	251,700	—	284,273
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	8,595,700	5,668,743	(5,441,988)	1,950,354	10,772,809	36,370	367,836	26,814	883,742
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	2,877,272	1,711,348	(1,426,996)	936,301	4,097,925	37,544	51,256	8,972	295,666
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	2,850,201	2,461,938	(1,021,507)	505,115	4,795,747	—	(64,584)	29,956	517,899
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	2,458,443	4,039,180	(1,092,416)	1,627,570	7,032,777	—	163,553	—	199,681
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	2,861,661	3,359,925	(1,546,844)	994,204	5,668,946	—	(13,023)	—	187,217
Total	519,369,480			54,854,910	814,060,107	4,288,661	3,518,461	11,195,791

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	155,991,076	155,991,076
Exchange-Traded Equity Funds	38,580,873	—	—	—	38,580,873
Exchange-Traded Fixed Income Funds	40,568,095	—	—	—	40,568,095
Fixed Income Funds	—	—	—	505,945,773	505,945,773
Residential Mortgage-Backed Securities - Agency	—	48,097,559	—	—	48,097,559
Options Purchased Puts	4,853,130	—	—	—	4,853,130
Money Market Funds	152,123,258	—	—	—	152,123,258
Total Investments in Securities	236,125,356	48,097,559	—	661,936,849	946,159,764
Investments in Derivatives
Asset
Futures Contracts	889,398	—	—	—	889,398
Liability
Futures Contracts	(387,772)	—	—	—	(387,772)
Total	236,626,982	48,097,559	—	661,936,849	946,661,390
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,997,261)	$127,246,527
Affiliated issuers (cost $720,789,684)	814,060,107
Options purchased (cost $5,631,416)	4,853,130
Margin deposits on:
Futures contracts	3,972,595
Receivable for:
Investments sold	351,812
Dividends	131,833
Interest	57,254
Variation margin for futures contracts	270,144
Prepaid expenses	2,807
Trustees’ deferred compensation plan	63,303
Total assets	951,009,512
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	48,095,532
Capital shares purchased	502,589
Variation margin for futures contracts	53,228
Management services fees	5,084
Distribution and/or service fees	6,156
Service fees	46,226
Compensation of board members	1,037
Compensation of chief compliance officer	66
Other expenses	35,411
Trustees’ deferred compensation plan	63,303
Total liabilities	48,808,632
Net assets applicable to outstanding capital stock	$902,200,880
Represented by
Trust capital	$902,200,880
Total - representing net assets applicable to outstanding capital stock	$902,200,880
Class 1
Net assets	$363,302
Shares outstanding	26,394
Net asset value per share	$13.76
Class 2
Net assets	$901,837,578
Shares outstanding	65,793,742
Net asset value per share	$13.71
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	13

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,517,131
Dividends — affiliated issuers	11,195,791
Interest	8,281
Total income	12,721,203
Expenses:
Management services fees	1,634,892
Distribution and/or service fees
Class 2	1,874,041
Service fees	451,224
Compensation of board members	24,441
Custodian fees	28,119
Printing and postage fees	18,933
Audit fees	39,500
Legal fees	19,076
Compensation of chief compliance officer	251
Other	32,063
Total expenses	4,122,540
Net investment income	8,598,663
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,178,550
Investments — affiliated issuers	3,518,461
Capital gain distributions from underlying affiliated funds	4,288,661
Foreign currency translations	117,492
Futures contracts	(9,701,271)
Options purchased	1,090,168
Net realized gain	492,061
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,540,666
Investments — affiliated issuers	54,854,910
Foreign currency translations	9,499
Futures contracts	(435,277)
Options purchased	(275,169)
Net change in unrealized appreciation (depreciation)	60,694,629
Net realized and unrealized gain	61,186,690
Net increase in net assets resulting from operations	$69,785,353
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$8,598,663	$9,457,622
Net realized gain	492,061	6,851,300
Net change in unrealized appreciation (depreciation)	60,694,629	38,388,994
Net increase in net assets resulting from operations	69,785,353	54,697,916
Increase in net assets from capital stock activity	259,661,661	91,762,250
Total increase in net assets	329,447,014	146,460,166
Net assets at beginning of year	572,753,866	426,293,700
Net assets at end of year	$902,200,880	$572,753,866

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	25,282	332,075	4,222	51,550
Redemptions	(3,047)	(40,479)	(63)	(790)
Net increase	22,235	291,596	4,159	50,760
Class 2
Subscriptions	25,535,509	323,847,235	10,555,664	128,068,194
Redemptions	(4,914,529)	(64,477,170)	(3,022,427)	(36,356,704)
Net increase	20,620,980	259,370,065	7,533,237	91,711,490
Total net increase	20,643,215	259,661,661	7,537,396	91,762,250

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Year Ended 12/31/2019(c)	$11.70	0.17	0.83	1.00
Class 2
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35
Year Ended 12/31/2018	$11.63	0.17	(0.47)	(0.30)
Year Ended 12/31/2017	$10.78	0.13	0.72	0.85
Year Ended 12/31/2016	$10.46	0.09	0.23	0.32

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Year Ended 12/31/2019(c)	$12.70	8.55%	0.31%(d)	0.31%(d)	1.57%(d)	139%	$53
Class 2
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
Year Ended 12/31/2018	$11.33	(2.58%)	0.57%	0.57%	1.45%	119%	$426,294
Year Ended 12/31/2017	$11.63	7.88%	0.55%	0.55%	1.17%	103%	$462,907
Year Ended 12/31/2016	$10.78	3.06%	0.53%	0.53%	0.86%	106%	$444,792
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
20	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	571,807*
Equity risk	Investments, at value — Options Purchased	4,853,130
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	154,338*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	163,253*
Total		5,742,528

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	186,833*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	6,531*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	194,408*
Total		387,772

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(12,908,595)	1,090,168	(11,818,427)
Foreign exchange risk	(229,647)	—	(229,647)
Interest rate risk	3,436,971	—	3,436,971
Total	(9,701,271)	1,090,168	(8,611,103)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(946,222)	(275,169)	(1,221,391)
Foreign exchange risk	115,882	—	115,882
Interest rate risk	395,063	—	395,063
Total	(435,277)	(275,169)	(710,446)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	137,545,819
Futures contracts — short	20,788,551

22	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Derivative instrument	Average value ($)*
Options contracts — purchased	4,460,956

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
JPMorgan ($)
Assets
Options purchased puts	4,853,130
Total financial and derivative net assets	4,853,130
Total collateral received (pledged) (a)	-
Net amount (b)	4,853,130

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
26	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,111,260,290 and $869,526,665, respectively, for the year ended December 31, 2020, of which $828,592,000 and $811,232,827, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
28	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
34	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2020	37

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S 6624 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1*	02/20/19	6.18	7.30
Class 2	11/02/16	5.87	7.17
Blended Benchmark		11.95	8.89
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.10
S&P 500 Index		18.40	17.31
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	30.9
U.S. Large Cap	30.9
Exchange-Traded Fixed Income Funds	8.7
Investment Grade	8.7
Fixed Income Funds	38.8
High Yield	2.1
Investment Grade	36.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.0
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	4.8
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $69.8 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 5.87%. The Fund underperformed its Blended Benchmark, which returned 11.95%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% and the S&P 500 Index returned 18.40% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Fund’s notable contributors during the period:
•	Allocations to underlying equity funds focused on large-cap growth-oriented strategies contributed favorably to relative results.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow. This backward-looking tracking led to a meaningful underweight for equity exposures following dramatic market drawdowns that occurred in the first quarter. Since that period, the dynamic algorithm has only slowly recommended increasing allocations to equities.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, benefited returns as risk assets sold off early in the period. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, detracted from Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.60	1,023.53	1.66	1.63	0.32	3.73	3.66	0.72
Class 2	1,000.00	1,000.00	1,060.40	1,022.32	2.90	2.85	0.56	4.97	4.88	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 32.3%
	Shares	Value ($)
U.S. Large Cap 32.3%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	232,578	15,529,211
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	990,207	30,270,626
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	292,423	4,161,183
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	474,517	14,059,937
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	300,157	14,869,806
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	234,611	14,679,603
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	523,242	14,069,968
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	980,011	27,352,120
Total		134,992,454
Total Equity Funds (Cost $89,936,111)		134,992,454

Exchange-Traded Fixed Income Funds 9.1%

Investment Grade 9.1%
iShares Core U.S. Aggregate Bond ETF	22,610	2,672,276
iShares iBoxx $ Investment Grade Corporate Bond ETF	124,527	17,200,915
Vanguard Intermediate-Term Corporate Bond ETF	185,000	17,970,900
Total		37,844,091
Total Exchange-Traded Fixed Income Funds (Cost $34,968,399)		37,844,091

Fixed Income Funds 40.6%

High Yield 2.2%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,213,962	9,359,648
Investment Grade 38.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,948,224	33,993,027
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	981,115	9,870,018
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	669,247	8,285,271
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	908,342	9,837,343
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,799,218	32,806,836
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,739,566	31,559,799
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	440,591	4,546,902
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,489,651	29,178,706
Total		160,077,902
Total Fixed Income Funds (Cost $158,181,823)		169,437,550

Residential Mortgage-Backed Securities - Agency 5.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	8,714,000	9,138,995
01/19/2036	2.500%	4,832,500	5,040,146
01/14/2051	3.500%	6,567,500	6,942,053
Total Residential Mortgage-Backed Securities - Agency (Cost $21,099,417)			21,121,194

Options Purchased Puts 0.8%
Value ($)
(Cost $4,024,364)	3,292,345

Money Market Funds 16.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	69,834,193	69,827,210
Total Money Market Funds (Cost $69,823,997)		69,827,210
Total Investments in Securities (Cost: $378,034,111)		436,514,844
Other Assets & Liabilities, Net		(19,142,146)
Net Assets		417,372,698
At December 31, 2020, securities and/or cash totaling $1,882,160 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	115	03/2021	USD	21,555,600	438,281	—
U.S. Long Bond	75	03/2021	USD	12,989,063	—	(118,471)
U.S. Treasury 10-Year Note	97	03/2021	USD	13,393,578	11,391	—
U.S. Treasury 2-Year Note	27	03/2021	USD	5,966,367	5,661	—
U.S. Treasury 5-Year Note	109	03/2021	USD	13,751,883	29,680	—
U.S. Ultra Treasury Bond	26	03/2021	USD	5,552,625	—	(85,161)
Total					485,013	(203,632)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	31,175,381	83	2,900.00	12/17/2021	1,224,072	858,220
S&P 500 Index	JPMorgan	USD	18,029,136	48	2,900.00	12/16/2022	1,094,808	942,720
S&P 500 Index	JPMorgan	USD	14,648,673	39	3,000.00	12/16/2022	916,737	859,365
S&P 500 Index	JPMorgan	USD	12,770,638	34	2,800.00	12/16/2022	721,712	591,600
S&P 500 Index	JPMorgan	USD	1,126,821	3	2,600.00	12/16/2022	67,035	40,440
Total							4,024,364	3,292,345
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	62,412,483	127,278,717	(119,867,759)	3,769	69,827,210	—	(5,322)	355,310	69,834,193
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	10,043,912	5,488,329	(2,671,219)	2,668,189	15,529,211	—	18,107	—	232,578
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	6,616,297	3,497,822	(1,122,966)	368,495	9,359,648	—	(15,902)	436,826	1,213,962
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	22,647,920	10,409,836	(1,512,131)	2,447,402	33,993,027	356,705	3,253	881,793	2,948,224
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	20,099,279	9,818,686	(5,605,969)	5,958,630	30,270,626	—	329,587	—	990,207
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	6,662,698	3,237,110	(326,871)	297,081	9,870,018	—	(1,881)	246,426	981,115
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	5,414,795	2,574,310	(483,970)	780,136	8,285,271	107,829	(706)	192,561	669,247
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	4,046,218	—	114,965	4,161,183	—	—	—	292,423
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	10,064,800	6,938,769	(5,257,120)	2,313,488	14,059,937	—	181,945	—	474,517
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	6,664,795	3,352,411	(337,478)	157,615	9,837,343	33,013	(1,505)	239,802	908,342
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	21,912,796	10,196,572	(1,123,408)	1,820,876	32,806,836	—	(3,357)	590,019	2,799,218
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	10,043,110	3,742,525	(2,783,862)	3,868,033	14,869,806	—	405,877	—	300,157
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	10,031,491	4,181,209	(6,090,199)	6,557,102	14,679,603	—	1,976,482	—	234,611
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	10,057,817	7,118,822	(4,916,144)	1,809,473	14,069,968	—	52,381	—	523,242
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	21,218,272	10,234,648	(1,002,536)	1,109,415	31,559,799	476,476	(7,759)	673,767	2,739,566
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	3,043,276	1,632,508	(124,729)	(4,153)	4,546,902	13,288	(545)	121,906	440,591
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	19,634,612	9,339,585	(930,427)	1,134,936	29,178,706	242,241	(3,569)	554,256	2,489,651
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	20,093,120	10,039,601	(7,967,899)	5,187,298	27,352,120	—	855,478	—	980,011
Total	266,661,473			36,592,750	374,257,214	1,229,552	3,782,564	4,292,666

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	134,992,454	134,992,454
Exchange-Traded Fixed Income Funds	37,844,091	—	—	—	37,844,091
Fixed Income Funds	—	—	—	169,437,550	169,437,550
Residential Mortgage-Backed Securities - Agency	—	21,121,194	—	—	21,121,194
Options Purchased Puts	3,292,345	—	—	—	3,292,345
Money Market Funds	69,827,210	—	—	—	69,827,210
Total Investments in Securities	110,963,646	21,121,194	—	304,430,004	436,514,844
Investments in Derivatives
Asset
Futures Contracts	485,013	—	—	—	485,013
Liability
Futures Contracts	(203,632)	—	—	—	(203,632)
Total	111,245,027	21,121,194	—	304,430,004	436,796,225
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $56,067,816)	$58,965,285
Affiliated issuers (cost $317,941,931)	374,257,214
Options purchased (cost $4,024,364)	3,292,345
Cash collateral held at broker for:
TBA	119,000
Margin deposits on:
Futures contracts	1,763,160
Receivable for:
Investments sold	187,972
Dividends	7,058
Interest	25,984
Variation margin for futures contracts	203,083
Prepaid expenses	1,433
Trustees’ deferred compensation plan	26,269
Total assets	438,848,803
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	21,125,401
Capital shares purchased	268,531
Management services fees	2,387
Distribution and/or service fees	2,848
Service fees	21,287
Compensation of board members	822
Compensation of chief compliance officer	32
Other expenses	28,528
Trustees’ deferred compensation plan	26,269
Total liabilities	21,476,105
Net assets applicable to outstanding capital stock	$417,372,698
Represented by
Trust capital	$417,372,698
Total - representing net assets applicable to outstanding capital stock	$417,372,698
Class 1
Net assets	$96,577
Shares outstanding	7,203
Net asset value per share	$13.41
Class 2
Net assets	$417,276,121
Shares outstanding	31,268,808
Net asset value per share	$13.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$886,854
Dividends — affiliated issuers	4,292,666
Interest	7,372
Total income	5,186,892
Expenses:
Management services fees	804,952
Distribution and/or service fees
Class 2	926,673
Service fees	222,844
Compensation of board members	19,004
Custodian fees	24,541
Printing and postage fees	18,812
Audit fees	39,500
Legal fees	9,556
Compensation of chief compliance officer	128
Other	19,190
Total expenses	2,085,200
Net investment income	3,101,692
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	990,280
Investments — affiliated issuers	3,782,564
Capital gain distributions from underlying affiliated funds	1,229,552
Foreign currency translations	(3,746)
Futures contracts	(22,471,381)
Options purchased	3,280,714
Swap contracts	326,981
Net realized loss	(12,865,036)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,544,386
Investments — affiliated issuers	36,592,750
Futures contracts	(912,364)
Options purchased	(318,912)
Net change in unrealized appreciation (depreciation)	36,905,860
Net realized and unrealized gain	24,040,824
Net increase in net assets resulting from operations	$27,142,516
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$3,101,692	$2,965,061
Net realized gain (loss)	(12,865,036)	2,892,937
Net change in unrealized appreciation (depreciation)	36,905,860	21,480,197
Net increase in net assets resulting from operations	27,142,516	27,338,195
Increase in net assets from capital stock activity	101,299,948	122,530,566
Total increase in net assets	128,442,464	149,868,761
Net assets at beginning of year	288,930,234	139,061,473
Net assets at end of year	$417,372,698	$288,930,234

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,001	88,002	221	2,540
Redemptions	(19)	(222)	—	—
Net increase	6,982	87,780	221	2,540
Class 2
Subscriptions	11,855,126	145,880,778	11,038,892	131,914,768
Redemptions	(3,510,460)	(44,668,610)	(787,233)	(9,386,742)
Net increase	8,344,666	101,212,168	10,251,659	122,528,026
Total net increase	8,351,648	101,299,948	10,251,880	122,530,566

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$12.63	0.09	0.69	0.78
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Year Ended 12/31/2020	$12.60	0.11	0.63	0.74
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63
Year Ended 12/31/2018	$11.25	0.11	(0.39)	(0.28)
Year Ended 12/31/2017	$10.07	0.09	1.09	1.18
Year Ended 12/31/2016(e)	$10.00	(0.02)	0.09	0.07

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$13.41	6.18%	0.32%	0.32%	0.74%	243%	$97
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32%(d)	0.32%(d)	1.98%(d)	156%	$3
Class 2
Year Ended 12/31/2020	$13.34	5.87%	0.56%	0.56%	0.84%	243%	$417,276
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
Year Ended 12/31/2018	$10.97	(2.49%)	0.65%	0.65%	0.99%	51%	$139,061
Year Ended 12/31/2017	$11.25	11.72%	0.74%	0.67%	0.80%	49%	$82,636
Year Ended 12/31/2016(e)	$10.07	0.70%	1.08%(d)	0.66%(d)	(0.28%)(d)	10%	$18,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
18	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	438,281*
Equity risk	Investments, at value — Options Purchased	3,292,345
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	46,732*
Total		3,777,358

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	203,632*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	326,981	326,981
Equity risk	(23,878,692)	3,280,714	—	(20,597,978)
Interest rate risk	1,407,311	—	—	1,407,311
Total	(22,471,381)	3,280,714	326,981	(18,863,686)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(964,862)	(318,912)	(1,283,774)
Interest rate risk	52,498	—	52,498
Total	(912,364)	(318,912)	(1,231,276)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	82,438,486
Futures contracts — short	36,690,579
Credit default swap contracts — sell protection	14,500,000

Derivative instrument	Average value ($)*
Options contracts — purchased	2,547,513

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
22	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
JPMorgan ($)
Assets
Options purchased puts	3,292,345
Total financial and derivative net assets	3,292,345
Total collateral received (pledged) (a)	-
Net amount (b)	3,292,345

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
24	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $938,012,125 and $846,078,798, respectively, for the year ended December 31, 2020, of which $808,209,840 and $794,897,317, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
26	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
30	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
36	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2020

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Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2025 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1*	02/20/19	5.07	10.09
Class 2	11/02/16	4.80	9.95
Blended Benchmark		15.24	12.87
S&P 500 Index		18.40	17.31
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	56.6
U.S. Large Cap	56.6
Exchange-Traded Fixed Income Funds	8.1
Investment Grade	8.1
Fixed Income Funds	11.6
High Yield	0.7
Investment Grade	10.9
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.2
Options Purchased Puts	1.3
Residential Mortgage-Backed Securities - Agency	7.2
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $587.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 4.80%. The Fund underperformed its Blended Benchmark, which returned 15.24%. The S&P 500 Index returned 18.40% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Fund’s notable contributors during the period:
•	Allocations to underlying equity funds focused on large-cap growth-oriented strategies contributed favorably to relative results.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow. This backward-looking tracking led to a meaningful underweight for equity exposures following dramatic market drawdowns that occurred in the first quarter. Since that period, the dynamic algorithm has only slowly recommended increasing allocations to equities.
The Fund experienced increased portfolio turnover during the year (279% in 2020 versus 132% in 2019) as a result of unusually high market volatility.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, benefited returns as risk assets sold off early in the period. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, detracted from Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,093.10	1,023.73	1.47	1.42	0.28	3.74	3.61	0.71
Class 2	1,000.00	1,000.00	1,091.20	1,022.47	2.79	2.69	0.53	5.05	4.88	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 60.6%
	Shares	Value ($)
U.S. Large Cap 60.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	3,598,329	240,260,436
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	15,998,733	489,081,287
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	3,501,085	49,820,436
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	8,027,180	237,845,337
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	4,817,931	238,680,307
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	3,929,558	245,872,426
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	8,928,002	240,073,980
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	16,058,513	448,193,100
Total		2,189,827,309
Total Equity Funds (Cost $1,463,424,215)		2,189,827,309

Exchange-Traded Fixed Income Funds 8.6%

Investment Grade 8.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,172,100	161,902,173
Vanguard Intermediate-Term Corporate Bond ETF	1,550,000	150,567,000
Total		312,469,173
Total Exchange-Traded Fixed Income Funds (Cost $297,343,812)		312,469,173

Fixed Income Funds 12.5%

High Yield 0.8%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	3,439,691	26,520,019
Investment Grade 11.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,749,562	89,352,453
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,615,704	26,313,985
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,751,974	21,689,436
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,399,999	25,991,990
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,401,627	86,747,060
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	7,225,862	83,241,934
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,157,891	11,949,435
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,657,531	78,026,259
Total		423,312,552
Total Fixed Income Funds (Cost $415,629,502)		449,832,571

Residential Mortgage-Backed Securities - Agency 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	123,988,000	130,014,192
01/19/2036	2.500%	70,100,000	73,112,109
01/14/2051	3.500%	70,500,000	74,520,703
Total Residential Mortgage-Backed Securities - Agency (Cost $277,311,595)			277,647,004

Options Purchased Puts 1.4%
Value ($)
(Cost $62,138,068)	51,441,795

Money Market Funds 16.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	587,395,022	587,336,282
Total Money Market Funds (Cost $587,311,012)		587,336,282
Total Investments in Securities (Cost: $3,103,158,204)		3,868,554,134
Other Assets & Liabilities, Net		(255,795,994)
Net Assets		3,612,758,140
At December 31, 2020, securities and/or cash totaling $20,143,025 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	1,583	03/2021	USD	296,717,520	6,803,246	—
U.S. Long Bond	523	03/2021	USD	90,577,063	—	(826,136)
U.S. Treasury 10-Year Note	615	03/2021	USD	84,918,047	72,221	—
U.S. Treasury 2-Year Note	210	03/2021	USD	46,405,078	44,031	—
U.S. Treasury 5-Year Note	669	03/2021	USD	84,403,758	182,166	—
U.S. Ultra Treasury Bond	163	03/2021	USD	34,810,688	—	(533,896)
Total					7,101,664	(1,360,032)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	488,289,100	1,300	2,900.00	12/17/2021	19,151,605	13,442,000
S&P 500 Index	JPMorgan	USD	378,987,463	1,009	3,000.00	12/16/2022	23,717,635	22,233,315
S&P 500 Index	JPMorgan	USD	150,242,800	400	2,900.00	12/16/2022	9,117,850	7,856,000
S&P 500 Index	JPMorgan	USD	145,735,516	388	2,800.00	12/16/2022	8,229,301	6,751,200
S&P 500 Index	JPMorgan	USD	32,302,202	86	2,600.00	12/16/2022	1,921,677	1,159,280
Total							62,138,068	51,441,795
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	673,395,132	1,881,398,631	(1,967,489,847)	32,366	587,336,282	—	(13,789)	3,401,597	587,395,022
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	196,936,969	29,778,690	(20,167,786)	33,712,563	240,260,436	—	1,032,047	—	3,598,329
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	22,477,582	4,753,415	(1,199,541)	488,563	26,520,019	—	(67,788)	1,194,800	3,439,691
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	76,698,396	10,721,352	(4,578,065)	6,510,770	89,352,453	973,779	44,338	2,407,233	7,749,562
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	394,041,712	56,861,942	(43,386,389)	81,564,022	489,081,287	—	3,639,803	—	15,998,733
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	22,486,366	3,928,841	(837,464)	736,242	26,313,985	—	(5,286)	663,787	2,615,704
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	18,290,049	2,588,563	(1,390,846)	2,201,670	21,689,436	294,747	143,889	526,360	1,751,974
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	48,378,312	—	1,442,124	49,820,436	—	—	—	3,501,085
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	197,282,413	53,439,377	(40,224,867)	27,348,414	237,845,337	—	660,851	—	8,027,180
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	22,501,608	3,947,248	(929,165)	472,299	25,991,990	88,315	2,811	641,516	2,399,999
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	74,322,559	10,534,266	(3,138,364)	5,028,599	86,747,060	—	(17,027)	1,599,424	7,401,627
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	196,598,041	11,939,165	(26,462,684)	56,605,785	238,680,307	—	6,212,707	—	4,817,931
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	196,450,873	10,123,617	(65,114,472)	104,412,408	245,872,426	—	25,935,258	—	3,929,558
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	197,201,156	61,494,565	(39,306,267)	20,684,526	240,073,980	—	(1,030,342)	—	8,928,002
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	71,729,830	11,517,262	(3,413,221)	3,408,063	83,241,934	1,287,419	38,349	1,820,491	7,225,862
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	10,375,742	1,970,939	(435,485)	38,239	11,949,435	35,875	2,538	329,116	1,157,891
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	66,501,891	11,104,654	(3,051,805)	3,471,519	78,026,259	655,750	38,885	1,500,378	6,657,531
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	393,925,365	60,631,055	(76,982,484)	70,619,164	448,193,100	—	10,444,648	—	16,058,513
Total	2,831,215,684			418,777,336	3,226,996,162	3,335,885	47,061,892	14,084,702

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	2,189,827,309	2,189,827,309
Exchange-Traded Fixed Income Funds	312,469,173	—	—	—	312,469,173
Fixed Income Funds	—	—	—	449,832,571	449,832,571
Residential Mortgage-Backed Securities - Agency	—	277,647,004	—	—	277,647,004
Options Purchased Puts	51,441,795	—	—	—	51,441,795
Money Market Funds	587,336,282	—	—	—	587,336,282
Total Investments in Securities	951,247,250	277,647,004	—	2,639,659,880	3,868,554,134
Investments in Derivatives
Asset
Futures Contracts	7,101,664	—	—	—	7,101,664
Liability
Futures Contracts	(1,360,032)	—	—	—	(1,360,032)
Total	956,988,882	277,647,004	—	2,639,659,880	3,874,295,766
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $574,655,407)	$590,116,177
Affiliated issuers (cost $2,466,364,729)	3,226,996,162
Options purchased (cost $62,138,068)	51,441,795
Cash collateral held at broker for:
TBA	55,000
Margin deposits on:
Futures contracts	20,088,025
Receivable for:
Investments sold	1,758,420
Capital shares sold	120
Dividends	56,310
Interest	337,299
Variation margin for futures contracts	2,352,668
Prepaid expenses	12,195
Trustees’ deferred compensation plan	71,061
Total assets	3,893,285,232
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	277,648,895
Capital shares purchased	2,512,148
Management services fees	19,903
Distribution and/or service fees	24,595
Service fees	179,307
Compensation of board members	2,317
Compensation of chief compliance officer	278
Other expenses	68,588
Trustees’ deferred compensation plan	71,061
Total liabilities	280,527,092
Net assets applicable to outstanding capital stock	$3,612,758,140
Represented by
Trust capital	$3,612,758,140
Total - representing net assets applicable to outstanding capital stock	$3,612,758,140
Class 1
Net assets	$935,820
Shares outstanding	62,760
Net asset value per share	$14.91
Class 2
Net assets	$3,611,822,320
Shares outstanding	243,314,718
Net asset value per share	$14.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$7,564,769
Dividends — affiliated issuers	14,084,702
Interest	112,517
Total income	21,761,988
Expenses:
Management services fees	6,812,079
Distribution and/or service fees
Class 2	8,130,563
Service fees	1,951,899
Compensation of board members	61,377
Custodian fees	26,783
Printing and postage fees	31,600
Audit fees	39,500
Legal fees	84,478
Compensation of chief compliance officer	1,127
Other	121,876
Total expenses	17,261,282
Net investment income	4,500,706
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,987,016
Investments — affiliated issuers	47,061,892
Capital gain distributions from underlying affiliated funds	3,335,885
Foreign currency translations	(98,435)
Futures contracts	(374,314,438)
Options purchased	83,836,782
Swap contracts	4,679,741
Net realized loss	(221,511,557)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,321,333
Investments — affiliated issuers	418,777,336
Futures contracts	(16,834,295)
Options purchased	(2,416,483)
Net change in unrealized appreciation (depreciation)	406,847,891
Net realized and unrealized gain	185,336,334
Net increase in net assets resulting from operations	$189,837,040
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$4,500,706	$13,544,586
Net realized gain (loss)	(221,511,557)	48,786,628
Net change in unrealized appreciation (depreciation)	406,847,891	356,276,626
Net increase in net assets resulting from operations	189,837,040	418,607,840
Increase in net assets from capital stock activity	389,796,162	908,990,327
Total increase in net assets	579,633,202	1,327,598,167
Net assets at beginning of year	3,033,124,938	1,705,526,771
Net assets at end of year	$3,612,758,140	$3,033,124,938

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	58,117	811,731	9,696	133,660
Redemptions	(4,635)	(64,487)	(418)	(5,629)
Net increase	53,482	747,244	9,278	128,031
Class 2
Subscriptions	35,856,917	482,687,050	69,615,922	912,520,970
Redemptions	(6,706,192)	(93,638,132)	(275,141)	(3,658,674)
Net increase	29,150,725	389,048,918	69,340,781	908,862,296
Total net increase	29,204,207	389,796,162	69,350,059	908,990,327

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$14.19	0.05	0.67	0.72
Year Ended 12/31/2019(c)	$12.62	0.06	1.51	1.57
Class 2
Year Ended 12/31/2020	$14.16	0.02	0.66	0.68
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38
Year Ended 12/31/2018	$12.26	0.05	(0.53)	(0.48)
Year Ended 12/31/2017	$10.35	0.02	1.89	1.91
Year Ended 12/31/2016(e)	$10.00	(0.01)	0.36	0.35

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$14.91	5.07%	0.28%	0.28%	0.34%	279%	$936
Year Ended 12/31/2019(c)	$14.19	12.44%	0.30%(d)	0.30%(d)	0.52%(d)	132%	$132
Class 2
Year Ended 12/31/2020	$14.84	4.80%	0.53%	0.53%	0.14%	279%	$3,611,822
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
Year Ended 12/31/2018	$11.78	(3.92%)	0.55%	0.55%	0.38%	44%	$1,705,527
Year Ended 12/31/2017	$12.26	18.45%	0.55%	0.55%	0.17%	9%	$998,296
Year Ended 12/31/2016(e)	$10.35	3.50%	0.63%(d)	0.63%(d)	(0.26%)(d)	12%	$166,632
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
18	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	6,803,246*
Equity risk	Investments, at value — Options Purchased	51,441,795
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	298,418*
Total		58,543,459

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,360,032*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	4,679,741	4,679,741
Equity risk	(381,047,055)	83,836,782	—	(297,210,273)
Interest rate risk	6,732,617	—	—	6,732,617
Total	(374,314,438)	83,836,782	4,679,741	(285,797,915)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(16,274,490)	(2,416,483)	(18,690,973)
Interest rate risk	(559,805)	—	(559,805)
Total	(16,834,295)	(2,416,483)	(19,250,778)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	984,151,484
Futures contracts — short	637,000,591
Credit default swap contracts — sell protection	247,500,000

Derivative instrument	Average value ($)*
Options contracts — purchased	37,988,243

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
22	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
JPMorgan ($)
Assets
Options purchased puts	51,441,795
Total financial and derivative net assets	51,441,795
Total collateral received (pledged) (a)	-
Net amount (b)	51,441,795

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
24	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,270,499,439 and $8,791,200,477, respectively, for the year ended December 31, 2020, of which $8,579,205,313 and $8,318,333,050, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
26	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
30	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
36	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2020

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2015 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1*	02/20/19	5.74	8.75
Class 2	11/02/16	5.53	8.64
Blended Benchmark		13.66	10.90
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.10
S&P 500 Index		18.40	17.31
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	44.4
U.S. Large Cap	44.4
Exchange-Traded Fixed Income Funds	8.6
Investment Grade	8.6
Fixed Income Funds	24.2
High Yield	1.4
Investment Grade	22.8
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.4
Options Purchased Puts	1.0
Residential Mortgage-Backed Securities - Agency	6.4
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $338.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 5.53%. The Fund underperformed its Blended Benchmark, which returned 13.66%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% and the S&P 500 Index returned 18.40% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Fund’s notable contributors during the period:
•	Allocations to underlying equity funds focused on large-cap growth-oriented strategies contributed favorably to relative results.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow. This backward-looking tracking led to a meaningful underweight for equity exposures following dramatic market drawdowns that occurred in the first quarter. Since that period, the dynamic algorithm has only slowly recommended increasing allocations to equities.
The Fund experienced increased portfolio turnover during the period (232% in 2020 versus 125% in 2019) due to higher market volatility.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, benefited returns as risk assets sold off early in the period. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, detracted from Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,077.50	1,023.68	1.51	1.48	0.29	3.66	3.56	0.70
Class 2	1,000.00	1,000.00	1,076.20	1,022.42	2.82	2.75	0.54	4.96	4.83	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 47.2%
	Shares	Value ($)
U.S. Large Cap 47.2%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,612,177	107,645,077
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	7,101,749	217,100,469
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,720,918	24,488,665
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	3,568,393	105,731,495
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	2,123,809	105,213,500
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,741,778	108,983,049
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,987,164	107,214,832
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	7,143,422	199,372,893
Total		975,749,980
Total Equity Funds (Cost $641,434,156)		975,749,980

Exchange-Traded Fixed Income Funds 9.1%

Investment Grade 9.1%
iShares Core U.S. Aggregate Bond ETF	206,400	24,394,416
iShares iBoxx $ Investment Grade Corporate Bond ETF	631,363	87,210,171
Vanguard Intermediate-Term Corporate Bond ETF	790,000	76,740,600
Total		188,345,187
Total Exchange-Traded Fixed Income Funds (Cost $174,621,486)		188,345,187

Fixed Income Funds 25.7%

High Yield 1.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	4,056,459	31,275,296
Investment Grade 24.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	9,234,476	106,473,502
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,072,521	30,909,559
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,093,580	25,918,522
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,842,208	30,781,117
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,820,232	103,373,122
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,566,501	98,686,087
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,354,237	13,975,730
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	7,766,097	91,018,658
Total		501,136,297
Total Fixed Income Funds (Cost $491,206,929)		532,411,593

Residential Mortgage-Backed Securities - Agency 6.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	62,090,000	65,092,275
01/19/2036	2.500%	33,920,000	35,377,500
01/14/2051	3.500%	38,000,000	40,167,188
Total Residential Mortgage-Backed Securities - Agency (Cost $140,453,980)			140,636,963

Options Purchased Puts 1.1%
Value ($)
(Cost $27,347,846)	22,361,405

Money Market Funds 16.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	338,314,261	338,280,430
Total Money Market Funds (Cost $338,263,141)		338,280,430
Total Investments in Securities (Cost: $1,813,327,538)		2,197,785,558
Other Assets & Liabilities, Net		(129,914,208)
Net Assets		2,067,871,350
At December 31, 2020, securities and/or cash totaling $10,034,765 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	652	03/2021	USD	122,210,880	2,795,744	—
U.S. Long Bond	335	03/2021	USD	58,017,813	—	(529,170)
U.S. Treasury 10-Year Note	374	03/2021	USD	51,641,219	43,920	—
U.S. Treasury 2-Year Note	138	03/2021	USD	30,494,766	28,935	—
U.S. Treasury 5-Year Note	469	03/2021	USD	59,170,946	127,707	—
U.S. Ultra Treasury Bond	114	03/2021	USD	24,346,125	—	(373,400)
Total					2,996,306	(902,570)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	217,852,060	580	2,900.00	12/17/2021	8,529,946	5,997,200
S&P 500 Index	JPMorgan	USD	125,828,345	335	3,000.00	12/16/2022	7,874,537	7,381,725
S&P 500 Index	JPMorgan	USD	133,340,485	355	2,800.00	12/16/2022	7,513,451	6,177,000
S&P 500 Index	JPMorgan	USD	46,950,875	125	2,900.00	12/16/2022	2,848,940	2,455,000
S&P 500 Index	JPMorgan	USD	9,765,782	26	2,600.00	12/16/2022	580,972	350,480
Total							27,347,846	22,361,405
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	379,061,811	895,070,525	(935,872,583)	20,677	338,280,430	—	(12,249)	1,929,125	338,314,261
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	91,387,243	9,616,745	(7,898,603)	14,539,692	107,645,077	—	463,335	—	1,612,177
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	27,710,814	4,462,274	(1,419,085)	521,293	31,275,296	—	(76,103)	1,415,696	4,056,459
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	94,555,648	10,847,628	(6,704,391)	7,774,617	106,473,502	1,155,819	111,272	2,857,246	9,234,476
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	183,675,859	17,121,910	(18,435,848)	34,738,548	217,100,469	—	2,254,826	—	7,101,749
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	27,822,176	3,626,100	(1,424,184)	885,467	30,909,559	—	(8,953)	792,037	3,072,521
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	22,651,137	3,075,585	(2,429,224)	2,621,024	25,918,522	351,372	251,621	627,479	2,093,580
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	23,781,848	—	706,817	24,488,665	—	—	—	1,720,918
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	92,312,417	17,713,933	(15,022,729)	10,727,874	105,731,495	—	726,762	—	3,568,393
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	27,815,300	4,031,381	(1,634,649)	569,085	30,781,117	105,396	14,620	765,595	2,842,208
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	91,666,736	10,858,918	(5,217,857)	6,065,325	103,373,122	—	(33,590)	1,900,772	8,820,232
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	91,927,672	2,268,053	(13,357,287)	24,375,062	105,213,500	—	3,360,859	—	2,123,809
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	91,216,448	3,470,199	(30,882,867)	45,179,269	108,983,049	—	12,593,713	—	1,741,778
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	91,535,607	21,490,706	(13,629,299)	7,817,818	107,214,832	—	(18,710)	—	3,987,164
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	88,522,911	11,932,639	(5,863,847)	4,094,384	98,686,087	1,532,302	102,044	2,166,771	8,566,501
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	12,670,335	2,023,268	(764,462)	46,589	13,975,730	42,277	8,487	387,847	1,354,237
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	82,020,524	10,280,867	(5,446,004)	4,163,271	91,018,658	779,760	102,276	1,784,117	7,766,097
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	183,152,051	18,553,369	(32,229,204)	29,896,677	199,372,893	—	5,186,648	—	7,143,422
Total	1,679,704,689			194,743,489	1,846,442,003	3,966,926	25,026,858	14,626,685

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	975,749,980	975,749,980
Exchange-Traded Fixed Income Funds	188,345,187	—	—	—	188,345,187
Fixed Income Funds	—	—	—	532,411,593	532,411,593
Residential Mortgage-Backed Securities - Agency	—	140,636,963	—	—	140,636,963
Options Purchased Puts	22,361,405	—	—	—	22,361,405
Money Market Funds	338,280,430	—	—	—	338,280,430
Total Investments in Securities	548,987,022	140,636,963	—	1,508,161,573	2,197,785,558
Investments in Derivatives
Asset
Futures Contracts	2,996,306	—	—	—	2,996,306
Liability
Futures Contracts	(902,570)	—	—	—	(902,570)
Total	551,080,758	140,636,963	—	1,508,161,573	2,199,879,294
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $315,075,466)	$328,982,150
Affiliated issuers (cost $1,470,904,226)	1,846,442,003
Options purchased (cost $27,347,846)	22,361,405
Cash collateral held at broker for:
TBA	294,000
Margin deposits on:
Futures contracts	9,740,765
Receivable for:
Investments sold	974,935
Capital shares sold	6,601
Dividends	33,074
Interest	167,063
Variation margin for futures contracts	1,068,741
Prepaid expenses	6,969
Trustees’ deferred compensation plan	52,884
Total assets	2,210,130,590
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	140,621,043
Capital shares purchased	1,399,364
Management services fees	11,736
Distribution and/or service fees	14,081
Service fees	102,956
Compensation of board members	1,592
Compensation of chief compliance officer	159
Other expenses	55,425
Trustees’ deferred compensation plan	52,884
Total liabilities	142,259,240
Net assets applicable to outstanding capital stock	$2,067,871,350
Represented by
Trust capital	$2,067,871,350
Total - representing net assets applicable to outstanding capital stock	$2,067,871,350
Class 1
Net assets	$1,582,738
Shares outstanding	111,655
Net asset value per share	$14.18
Class 2
Net assets	$2,066,288,612
Shares outstanding	146,376,666
Net asset value per share	$14.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$4,602,528
Dividends — affiliated issuers	14,626,685
Interest	57,595
Total income	19,286,808
Expenses:
Management services fees	4,089,046
Distribution and/or service fees
Class 2	4,738,950
Service fees	1,137,437
Compensation of board members	42,034
Custodian fees	24,963
Printing and postage fees	29,032
Audit fees	39,500
Legal fees	49,332
Compensation of chief compliance officer	655
Other	81,066
Total expenses	10,232,015
Net investment income	9,054,793
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,758,217
Investments — affiliated issuers	25,026,858
Capital gain distributions from underlying affiliated funds	3,966,926
Foreign currency translations	(42,183)
Futures contracts	(168,212,377)
Options purchased	38,789,503
Swap contracts	1,899,168
Net realized loss	(90,813,888)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,123,920
Investments — affiliated issuers	194,743,489
Futures contracts	(8,708,526)
Options purchased	(959,483)
Net change in unrealized appreciation (depreciation)	191,199,400
Net realized and unrealized gain	100,385,512
Net increase in net assets resulting from operations	$109,440,305
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$9,054,793	$15,746,425
Net realized gain (loss)	(90,813,888)	26,142,228
Net change in unrealized appreciation (depreciation)	191,199,400	192,384,953
Net increase in net assets resulting from operations	109,440,305	234,273,606
Increase in net assets from capital stock activity	125,344,966	456,784,780
Total increase in net assets	234,785,271	691,058,386
Net assets at beginning of year	1,833,086,079	1,142,027,693
Net assets at end of year	$2,067,871,350	$1,833,086,079

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	90,433	1,227,597	22,369	288,470
Redemptions	(1,102)	(14,728)	(45)	(643)
Net increase	89,331	1,212,869	22,324	287,827
Class 2
Subscriptions	14,968,143	196,630,803	37,126,401	462,990,250
Redemptions	(5,540,609)	(72,498,706)	(505,591)	(6,493,297)
Net increase	9,427,534	124,132,097	36,620,810	456,496,953
Total net increase	9,516,865	125,344,966	36,643,134	456,784,780

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$13.41	0.08	0.69	0.77
Year Ended 12/31/2019(c)	$12.05	0.20	1.16	1.36
Class 2
Year Ended 12/31/2020	$13.38	0.06	0.68	0.74
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00
Year Ended 12/31/2018	$11.76	0.09	(0.47)	(0.38)
Year Ended 12/31/2017	$10.21	0.06	1.49	1.55
Year Ended 12/31/2016(e)	$10.00	(0.01)	0.22	0.21

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$14.18	5.74%	0.29%	0.29%	0.63%	232%	$1,583
Year Ended 12/31/2019(c)	$13.41	11.29%	0.30%(d)	0.30%(d)	1.84%(d)	125%	$299
Class 2
Year Ended 12/31/2020	$14.12	5.53%	0.54%	0.54%	0.48%	232%	$2,066,289
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
Year Ended 12/31/2018	$11.38	(3.23%)	0.56%	0.56%	0.74%	42%	$1,142,028
Year Ended 12/31/2017	$11.76	15.18%	0.56%	0.56%	0.56%	9%	$715,814
Year Ended 12/31/2016(e)	$10.21	2.10%	0.75%(d)	0.64%(d)	(0.16%)(d)	16%	$89,784
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
18	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,795,744*
Equity risk	Investments, at value — Options Purchased	22,361,405
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	200,562*
Total		25,357,711

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	902,570*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,899,168	1,899,168
Equity risk	(173,725,942)	38,789,503	—	(134,936,439)
Interest rate risk	5,513,565	—	—	5,513,565
Total	(168,212,377)	38,789,503	1,899,168	(127,523,706)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(8,736,627)	(959,483)	(9,696,110)
Interest rate risk	28,101	—	28,101
Total	(8,708,526)	(959,483)	(9,668,009)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	475,155,060
Futures contracts — short	272,580,195
Credit default swap contracts — sell protection	106,250,000

Derivative instrument	Average value ($)*
Options contracts — purchased	17,466,203

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
22	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
JPMorgan ($)
Assets
Options purchased puts	22,361,405
Total financial and derivative net assets	22,361,405
Total collateral received (pledged) (a)	-
Net amount (b)	22,361,405

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
24	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,348,165,656 and $4,165,430,167, respectively, for the year ended December 31, 2020, of which $4,042,720,245 and $3,920,500,019, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
26	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
30	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
36	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2020

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
S-2020 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1*	02/20/19	8.13	6.69
Class 2	09/12/17	7.79	6.50
Blended Benchmark		13.01	9.09
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.87
Russell 3000 Index		20.89	15.69
MSCI EAFE Index (Net)		7.82	5.32
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	52.2
International	18.0
U.S. Large Cap	29.8
U.S. Small Cap	4.4
Exchange-Traded Equity Funds	1.2
International Mid Large Cap	1.2
Exchange-Traded Fixed Income Funds	5.5
Investment Grade	5.5
Fixed Income Funds	27.7
Investment Grade	27.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	7.5
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	4.8
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $17.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 7.79%. The Fund underperformed its Blended Benchmark, which returned 13.01%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51%, the Russell 3000 Index returned 20.89% and the MSCI EAFE Index (Net) returned 7.82% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Fund’s notable contributors during the period:
•	Underlying manager performance associated with small-cap equity and core fixed-income funds contributed positively to Fund performance during the period.
The Fund’s notable detractors during the period:
•	The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow. This backward-looking tracking led to a meaningful underweight for equity exposures following dramatic market drawdowns that occurred in the first quarter. It took until August 2020 for the algorithm to promote an overweight stance for equities versus static benchmark allocations.
•	Underlying manager performance associated with U.S. and international equities detracted from Fund returns.
The Fund experienced increased portfolio turnover during the year (89% in 2020 versus 37% in 2019) as a result of unusually high market volatility.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, benefited returns as risk assets sold off early in the period. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, detracted from Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,111.40	1,023.88	1.33	1.27	0.25	4.25	4.07	0.80
Class 2	1,000.00	1,000.00	1,109.00	1,022.62	2.65	2.54	0.50	5.57	5.34	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 54.3%
	Shares	Value ($)
International 18.8%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	220,850	3,131,655
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	2,698,108	31,136,165
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	739,600	9,015,731
Total		43,283,551
U.S. Large Cap 31.0%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	509,689	34,031,933
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	203,958	2,902,322
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,234,482	34,454,395
Total		71,388,650
U.S. Small Cap 4.5%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	155,390	5,472,822
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	165,560	5,013,166
Total		10,485,988
Total Equity Funds (Cost $100,416,618)		125,158,189

Exchange-Traded Equity Funds 1.2%

International Mid Large Cap 1.2%
iShares MSCI EAFE ETF	40,000	2,918,400
Total Exchange-Traded Equity Funds (Cost $2,608,800)		2,918,400

Exchange-Traded Fixed Income Funds 5.8%

Investment Grade 5.8%
iShares Core U.S. Aggregate Bond ETF	5,750	679,592
iShares iBoxx $ Investment Grade Corporate Bond ETF	64,220	8,870,709
Vanguard Intermediate-Term Corporate Bond ETF	34,000	3,302,760
Vanguard Total Bond Market ETF	5,000	440,950
Total		13,294,011
Total Exchange-Traded Fixed Income Funds (Cost $11,948,464)		13,294,011

Fixed Income Funds 28.8%
	Shares	Value ($)
Investment Grade 28.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,473,958	28,524,734
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	915,110	9,443,932
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,426,193	28,434,985
Total		66,403,651
Total Fixed Income Funds (Cost $61,431,667)		66,403,651

Residential Mortgage-Backed Securities - Agency 5.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	5,600,000	5,871,757
01/19/2036	2.500%	2,725,000	2,842,090
01/14/2051	3.500%	2,600,000	2,748,281
Total Residential Mortgage-Backed Securities - Agency (Cost $11,448,241)			11,462,128

Options Purchased Puts 1.1%
Value ($)
(Cost $3,659,792)	2,546,460

Money Market Funds 7.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	17,854,482	17,852,696
Total Money Market Funds (Cost $17,852,649)		17,852,696
Total Investments in Securities (Cost: $209,366,231)		239,635,535
Other Assets & Liabilities, Net		(9,071,092)
Net Assets		230,564,443
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
At December 31, 2020, securities and/or cash totaling $2,219,527 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore Index	10	01/2021	SGD	323,300	—	(1,144)
S&P 500 Index E-mini	109	03/2021	USD	20,430,960	454,304	—
U.S. Long Bond	14	03/2021	USD	2,424,625	—	(22,115)
U.S. Treasury 10-Year Note	45	03/2021	USD	6,213,516	5,284	—
U.S. Treasury 2-Year Note	4	03/2021	USD	883,906	839	—
U.S. Treasury 5-Year Note	49	03/2021	USD	6,182,039	13,343	—
U.S. Ultra Treasury Bond	4	03/2021	USD	854,250	7,616	—
U.S. Ultra Treasury Bond	14	03/2021	USD	2,989,875	—	(45,856)
Total					481,386	(69,115)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	(1)	03/2021	USD	(77,000)	—	(2,824)
British Pound	(3)	03/2021	USD	(256,106)	—	(3,270)
Canadian Dollar	(1)	03/2021	USD	(78,340)	—	(123)
Euro FX	(15)	03/2021	USD	(2,296,125)	—	(13,291)
EURO STOXX 50 Index	(10)	03/2021	EUR	(355,000)	—	(3,223)
FTSE 100 Index	(23)	03/2021	GBP	(1,476,600)	19,266	—
Japanese Yen	(12)	03/2021	USD	(1,453,350)	—	(8,214)
Mini MSCI EAFE Index	(3)	03/2021	USD	(319,620)	—	(4,777)
New Zealand Dollar	(4)	03/2021	USD	(287,520)	—	(5,514)
OMXS30 Index	(107)	01/2021	SEK	(20,097,275)	16,367	—
S&P/TSX 60 Index	(2)	03/2021	CAD	(411,560)	2,774	—
SPI 200 Index	(4)	03/2021	AUD	(653,700)	4,904	—
Swiss Franc	(10)	03/2021	USD	(1,415,250)	—	(4,187)
TOPIX Index	(9)	03/2021	JPY	(162,405,000)	—	(17,439)
Total					43,311	(62,862)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	32,302,202	86	2,750.00	12/17/2021	1,449,022	706,060
S&P 500 Index	JPMorgan	USD	10,892,603	29	2,800.00	12/17/2021	471,924	257,085
S&P 500 Index	JPMorgan	USD	4,507,284	12	2,900.00	12/17/2021	166,261	124,080
S&P 500 Index	JPMorgan	USD	24,414,455	65	3,000.00	12/16/2022	1,527,895	1,432,275
S&P 500 Index	JPMorgan	USD	751,214	2	2,600.00	12/16/2022	44,690	26,960
Total							3,659,792	2,546,460

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	6,000,000	20,866	—	—	20,866	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	14,130,213	72,288,419	(68,565,995)	59	17,852,696	—	625	64,961	17,854,482
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	31,621,723	6,276,144	(8,259,136)	4,393,202	34,031,933	—	550,526	—	509,689
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	23,806,494	5,753,171	(2,941,319)	1,906,388	28,524,734	276,512	26,059	683,553	2,473,958
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	—	3,167,030	(85,852)	50,477	3,131,655	—	1,600	8,629	220,850
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	—	2,893,568	(78,795)	87,549	2,902,322	—	1,656	—	203,958
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	31,720,147	8,252,020	(12,088,345)	3,252,343	31,136,165	—	(1,021,434)	51,874	2,698,108
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	7,938,027	2,676,200	(1,190,694)	20,399	9,443,932	25,331	22,515	232,382	915,110
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	23,791,467	7,057,681	(3,533,882)	1,119,719	28,434,985	215,483	110,639	493,034	2,426,193
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	31,666,116	4,962,956	(7,322,659)	5,147,982	34,454,395	—	759,412	—	1,234,482
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	—	9,001,820	(244,773)	258,684	9,015,731	—	5,995	—	739,600
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	3,948,634	1,047,200	(1,097,125)	1,574,113	5,472,822	—	40,892	—	155,390
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	3,961,730	1,542,856	(1,188,626)	697,206	5,013,166	—	(171,663)	—	165,560
Total	172,584,551			18,508,121	209,414,536	517,326	326,822	1,534,433

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Currency Legend  (continued)
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	125,158,189	125,158,189
Exchange-Traded Equity Funds	2,918,400	—	—	—	2,918,400
Exchange-Traded Fixed Income Funds	13,294,011	—	—	—	13,294,011
Fixed Income Funds	—	—	—	66,403,651	66,403,651
Residential Mortgage-Backed Securities - Agency	—	11,462,128	—	—	11,462,128
Options Purchased Puts	2,546,460	—	—	—	2,546,460
Money Market Funds	17,852,696	—	—	—	17,852,696
Total Investments in Securities	36,611,567	11,462,128	—	191,561,840	239,635,535
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Asset
Futures Contracts	524,697	—	—	—	524,697
Swap Contracts	—	20,866	—	—	20,866
Liability
Futures Contracts	(131,977)	—	—	—	(131,977)
Total	37,004,287	11,482,994	—	191,561,840	240,049,121
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $26,005,505)	$27,674,539
Affiliated issuers (cost $179,700,934)	209,414,536
Options purchased (cost $3,659,792)	2,546,460
Margin deposits on:
Futures contracts	2,044,311
Swap contracts	175,216
Receivable for:
Investments sold	119,106
Dividends	1,642
Interest	13,842
Variation margin for futures contracts	215,137
Variation margin for swap contracts	2,222
Prepaid expenses	714
Trustees’ deferred compensation plan	20,992
Total assets	242,228,717
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	11,462,085
Capital shares purchased	140,125
Variation margin for futures contracts	4,359
Management services fees	869
Distribution and/or service fees	1,572
Service fees	11,376
Compensation of board members	720
Compensation of chief compliance officer	16
Other expenses	22,160
Trustees’ deferred compensation plan	20,992
Total liabilities	11,664,274
Net assets applicable to outstanding capital stock	$230,564,443
Represented by
Trust capital	$230,564,443
Total - representing net assets applicable to outstanding capital stock	$230,564,443
Class 1
Net assets	$2,950
Shares outstanding	239
Net asset value per share(a)	$12.37
Class 2
Net assets	$230,561,493
Shares outstanding	18,731,550
Net asset value per share	$12.31

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$423,251
Dividends — affiliated issuers	1,534,433
Interest	4,714
Total income	1,962,398
Expenses:
Management services fees	268,619
Distribution and/or service fees
Class 2	494,310
Service fees	118,589
Compensation of board members	16,482
Custodian fees	22,931
Printing and postage fees	14,047
Audit fees	29,500
Legal fees	5,096
Interest on collateral	11,493
Compensation of chief compliance officer	68
Other	16,092
Total expenses	997,227
Net investment income	965,171
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	497,369
Investments — affiliated issuers	326,822
Capital gain distributions from underlying affiliated funds	517,326
Foreign currency translations	(390,215)
Futures contracts	(7,153,095)
Options purchased	2,875,962
Swap contracts	63,543
Net realized loss	(3,262,288)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,043,658
Investments — affiliated issuers	18,508,121
Foreign currency translations	19,870
Futures contracts	177,452
Options purchased	(713,546)
Swap contracts	20,866
Net change in unrealized appreciation (depreciation)	19,056,421
Net realized and unrealized gain	15,794,133
Net increase in net assets resulting from operations	$16,759,304
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$965,171	$1,639,256
Net realized gain (loss)	(3,262,288)	1,780,412
Net change in unrealized appreciation (depreciation)	19,056,421	16,801,237
Net increase in net assets resulting from operations	16,759,304	20,220,905
Increase in net assets from capital stock activity	27,052,222	69,161,743
Total increase in net assets	43,811,526	89,382,648
Net assets at beginning of year	186,752,917	97,370,269
Net assets at end of year	$230,564,443	$186,752,917

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	239	2,500
Net increase	—	—	239	2,500
Class 2
Subscriptions	3,077,116	34,821,098	6,558,958	70,246,048
Redemptions	(698,848)	(7,768,876)	(99,019)	(1,086,805)
Net increase	2,378,268	27,052,222	6,459,939	69,159,243
Total net increase	2,378,268	27,052,222	6,460,178	69,161,743

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk Fund | Annual Report 2020

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Variable Portfolio – Managed Risk Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$11.44	0.09	0.84	0.93
Year Ended 12/31/2019(d)	$10.48	0.15	0.81	0.96
Class 2
Year Ended 12/31/2020	$11.42	0.06	0.83	0.89
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58
Year Ended 12/31/2018	$10.39	0.09	(0.64)	(0.55)
Year Ended 12/31/2017(f)	$10.00	(0.00)(g)	0.39	0.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. If interest on collateral expense had been excluded, expenses would have been lower by 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$12.37	8.13%	0.25%(c)	0.25%(c)	0.75%	89%	$3
Year Ended 12/31/2019(d)	$11.44	9.16%	0.25%(e)	0.25%(e)	1.57%(e)	37%	$3
Class 2
Year Ended 12/31/2020	$12.31	7.79%	0.50%(c)	0.50%(c)	0.49%	89%	$230,561
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
Year Ended 12/31/2018	$9.84	(5.29%)	0.61%	0.55%	0.85%	47%	$97,370
Year Ended 12/31/2017(f)	$10.39	3.90%	1.17%(e)	0.49%(e)	(0.01%)(e)	75%	$17,803
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	17

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held
Variable Portfolio – Managed Risk Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
20	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
22	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	20,866*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	497,615*
Equity risk	Investments, at value — Options Purchased	2,546,460
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	27,082*
Total		3,092,023

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	26,583*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	37,423*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	67,971*
Total		131,977

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	63,543	63,543
Equity risk	(7,570,345)	2,875,962	—	(4,694,383)
Foreign exchange risk	(468,495)	—	—	(468,495)
Interest rate risk	885,745	—	—	885,745
Total	(7,153,095)	2,875,962	63,543	(4,213,590)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	20,866	20,866
Equity risk	86,489	(713,546)	—	(627,057)
Foreign exchange risk	(17,147)	—	—	(17,147)
Interest rate risk	108,110	—	—	108,110
Total	177,452	(713,546)	20,866	(515,228)
Variable Portfolio – Managed Risk Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	42,598,375
Futures contracts — short	23,596,639
Credit default swap contracts — sell protection	4,500,000

Derivative instrument	Average value ($)*
Options contracts — purchased	2,748,225

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
24	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	2,222	2,222
Options purchased puts	2,546,460	-	2,546,460
Total assets	2,546,460	2,222	2,548,682
Total financial and derivative net assets	2,546,460	2,222	2,548,682
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	2,546,460	2,222	2,548,682

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.14% of the Fund’s average daily net assets.
26	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $195,372,189 and $168,007,186, respectively, for the year ended December 31, 2020, of which $131,235,139 and $121,866,087, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
28	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
Variable Portfolio – Managed Risk Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
December 31, 2020
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Variable Portfolio – Managed Risk Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	31

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
32	Variable Portfolio – Managed Risk Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Managed Risk Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Variable Portfolio – Managed Risk Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – Managed Risk Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
36	Variable Portfolio – Managed Risk Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk Fund | Annual Report 2020	37

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
38	Variable Portfolio – Managed Risk Fund | Annual Report 2020

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Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-2030 AV (02/21)

Annual Report
December 31, 2020
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk U.S. Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	Life
Class 1*	02/20/19	10.11	8.75
Class 2	09/12/17	9.79	8.57
Blended Benchmark		13.66	10.45
Bloomberg Barclays U.S. Aggregate Bond Index		7.51	4.87
S&P 500 Index		18.40	15.37
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2020)
Allocations to Underlying Funds
Equity Funds	52.6
U.S. Large Cap	52.6
Exchange-Traded Fixed Income Funds	5.3
Investment Grade	5.3
Fixed Income Funds	27.5
Investment Grade	27.5
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	9.3
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	4.2
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $27.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2020, the Fund’s Class 2 shares returned 9.79%. The Fund underperformed its Blended Benchmark, which returned 13.66%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% and the S&P 500 Index returned 18.40% over the same period.
Market overview
After a benign start to the year, capital markets plunged beginning in mid-February amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Globally, policymakers reacted quickly and with measures of unprecedented scope. Liquidity injections and fiscal stimulus from major governments across the globe, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility related to headlines around increasing COVID-19 cases and stalled talks on further stimulus.
For the full year, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities continuing to outperform overseas equities. One of the more prominent aspects of equity market returns was the continued dominance of growth-oriented strategies versus value-oriented strategies.
The Fund’s notable contributors during the period
•	Underlying manager performance associated with small-cap equity and core fixed-income funds contributed positively to Fund performance during the period.
The Fund’s notable detractors during the period
•	The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, was a meaningful detractor of relative performance, as its pace for increasing equity exposure following the late first quarter sell-off in risk assets was relatively slow. This backward-looking tracking led to a meaningful underweight for equity exposures following dramatic market drawdowns that occurred in the first quarter. It took until August 2020 for the algorithm to promote an overweight stance for equities versus static benchmark allocations.
•	Underlying manager performance associated with U.S. and international equities detracted from Fund returns.
Use of derivatives
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, benefited returns as risk assets sold off early in the period. The Fund’s use of futures contracts during the period offset the positive impact of the protective put options. Overall, the use of derivative securities, on a stand-alone basis, detracted from Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,116.00	1,023.88	1.33	1.27	0.25	4.04	3.87	0.76
Class 2	1,000.00	1,000.00	1,114.70	1,022.67	2.60	2.49	0.49	5.32	5.08	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 54.5%
	Shares	Value ($)
U.S. Large Cap 54.5%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	694,184	46,350,701
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	526,218	7,488,076
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	23,356	1,157,073
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	544,730	26,054,438
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,064,440	28,622,786
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,620,334	45,223,526
Total		154,896,600
Total Equity Funds (Cost $118,484,726)		154,896,600

Exchange-Traded Fixed Income Funds 5.5%

Investment Grade 5.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	63,685	8,796,809
Vanguard Intermediate-Term Corporate Bond ETF	71,000	6,896,940
Total		15,693,749
Total Exchange-Traded Fixed Income Funds (Cost $14,580,660)		15,693,749

Fixed Income Funds 28.6%

Investment Grade 28.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,017,566	34,792,541
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,119,041	11,548,504
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,969,200	34,799,019
Total		81,140,064
Total Fixed Income Funds (Cost $75,986,815)		81,140,064
Residential Mortgage-Backed Securities - Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/17/2034- 01/14/2051	3.000%	5,975,000	6,265,299
01/19/2036	2.500%	2,925,000	3,050,683
01/14/2051	3.500%	2,975,000	3,144,668
Total Residential Mortgage-Backed Securities - Agency (Cost $12,445,048)			12,460,650

Options Purchased Puts 1.1%
Value ($)
(Cost $4,313,198)	3,148,050

Money Market Funds 9.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(a),(d)	27,380,424	27,377,686
Total Money Market Funds (Cost $27,378,220)		27,377,686
Total Investments in Securities (Cost: $253,188,667)		294,716,799
Other Assets & Liabilities, Net		(10,676,839)
Net Assets		284,039,960
At December 31, 2020, securities and/or cash totaling $1,662,045 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	94	03/2021	USD	17,619,360	403,558	—
U.S. Long Bond	24	03/2021	USD	4,156,500	—	(37,910)
U.S. Treasury 10-Year Note	47	03/2021	USD	6,489,672	5,519	—
U.S. Treasury 2-Year Note	3	03/2021	USD	662,930	629	—
U.S. Treasury 5-Year Note	62	03/2021	USD	7,822,172	16,882	—
U.S. Ultra Treasury Bond	8	03/2021	USD	1,708,500	15,232	—
U.S. Ultra Treasury Bond	16	03/2021	USD	3,417,000	—	(52,407)
Total					441,820	(90,317)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	31,175,381	83	2,750.00	12/17/2021	1,398,475	681,430
S&P 500 Index	JPMorgan	USD	12,770,638	34	2,800.00	12/17/2021	546,659	301,410
S&P 500 Index	JPMorgan	USD	5,634,105	15	2,900.00	12/17/2021	207,826	155,100
S&P 500 Index	JPMorgan	USD	33,804,630	90	3,000.00	12/16/2022	2,115,548	1,983,150
S&P 500 Index	JPMorgan	USD	751,214	2	2,600.00	12/16/2022	44,690	26,960
Total							4,313,198	3,148,050

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 35	Morgan Stanley	12/20/2025	1.000	Quarterly	0.504	USD	11,000,000	38,254	—	—	38,254	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	12,586,187	95,212,794	(80,420,814)	(481)	27,377,686	—	(793)	63,529	27,380,424
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	31,823,122	14,769,968	(6,468,370)	6,225,981	46,350,701	—	(151,397)	—	694,184
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	23,805,850	11,046,035	(2,185,660)	2,126,316	34,792,541	309,430	1,871	764,928	3,017,566
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	—	7,289,095	—	198,981	7,488,076	—	—	—	526,218
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	—	1,150,002	—	7,071	1,157,073	—	—	—	23,356
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	19,867,017	6,241,359	(6,908,735)	6,854,797	26,054,438	—	879,852	—	544,730
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	19,908,049	10,345,496	(4,283,991)	2,653,232	28,622,786	—	(317,755)	—	1,064,440
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	7,941,018	4,543,771	(947,355)	11,070	11,548,504	28,759	14,193	263,835	1,119,041
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	23,811,408	12,607,056	(2,849,529)	1,230,084	34,799,019	242,833	58,491	555,610	2,969,200
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	31,837,731	13,928,667	(7,659,472)	7,116,600	45,223,526	—	(4,295)	—	1,620,334
Total	171,580,382			26,423,651	263,414,350	581,022	480,167	1,647,902

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2020.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	154,896,600	154,896,600
Exchange-Traded Fixed Income Funds	15,693,749	—	—	—	15,693,749
Fixed Income Funds	—	—	—	81,140,064	81,140,064
Residential Mortgage-Backed Securities - Agency	—	12,460,650	—	—	12,460,650
Options Purchased Puts	3,148,050	—	—	—	3,148,050
Money Market Funds	27,377,686	—	—	—	27,377,686
Total Investments in Securities	46,219,485	12,460,650	—	236,036,664	294,716,799
Investments in Derivatives
Asset
Futures Contracts	441,820	—	—	—	441,820
Swap Contracts	—	38,254	—	—	38,254
Liability
Futures Contracts	(90,317)	—	—	—	(90,317)
Total	46,570,988	12,498,904	—	236,036,664	295,106,556
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $27,025,708)	$28,154,399
Affiliated issuers (cost $221,849,761)	263,414,350
Options purchased (cost $4,313,198)	3,148,050
Margin deposits on:
Futures contracts	1,340,815
Swap contracts	321,230
Receivable for:
Investments sold	65,768
Dividends	2,638
Interest	15,129
Variation margin for futures contracts	149,987
Variation margin for swap contracts	4,074
Prepaid expenses	790
Trustees’ deferred compensation plan	20,829
Total assets	296,638,059
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	12,460,177
Capital shares purchased	77,374
Management services fees	1,069
Distribution and/or service fees	1,931
Service fees	13,818
Compensation of board members	732
Compensation of chief compliance officer	18
Other expenses	22,151
Trustees’ deferred compensation plan	20,829
Total liabilities	12,598,099
Net assets applicable to outstanding capital stock	$284,039,960
Represented by
Trust capital	$284,039,960
Total - representing net assets applicable to outstanding capital stock	$284,039,960
Class 1
Net assets	$3,064
Shares outstanding	233
Net asset value per share(a)	$13.18
Class 2
Net assets	$284,036,896
Shares outstanding	21,647,136
Net asset value per share	$13.12

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$428,496
Dividends — affiliated issuers	1,647,902
Interest	2,233
Total income	2,078,631
Expenses:
Management services fees	293,609
Distribution and/or service fees
Class 2	543,291
Service fees	130,455
Compensation of board members	16,686
Custodian fees	22,644
Printing and postage fees	14,681
Audit fees	29,500
Legal fees	5,539
Compensation of chief compliance officer	73
Other	16,228
Total expenses	1,072,706
Net investment income	1,005,925
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	944,802
Investments — affiliated issuers	480,167
Capital gain distributions from underlying affiliated funds	581,022
Futures contracts	(7,832,296)
Options purchased	2,790,795
Swap contracts	109,900
Net realized loss	(2,925,610)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	462,561
Investments — affiliated issuers	26,423,651
Futures contracts	57,912
Options purchased	(803,668)
Swap contracts	38,254
Net change in unrealized appreciation (depreciation)	26,178,710
Net realized and unrealized gain	23,253,100
Net increase in net assets resulting from operations	$24,259,025
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$1,005,925	$804,178
Net realized gain (loss)	(2,925,610)	863,426
Net change in unrealized appreciation (depreciation)	26,178,710	19,028,706
Net increase in net assets resulting from operations	24,259,025	20,696,310
Increase in net assets from capital stock activity	73,577,005	85,388,406
Total increase in net assets	97,836,030	106,084,716
Net assets at beginning of year	186,203,930	80,119,214
Net assets at end of year	$284,039,960	$186,203,930

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	233	2,500
Net increase	—	—	233	2,500
Class 2
Subscriptions	6,496,681	78,688,976	7,945,770	88,580,629
Redemptions	(430,306)	(5,111,971)	(293,990)	(3,194,723)
Net increase	6,066,375	73,577,005	7,651,780	85,385,906
Total net increase	6,066,375	73,577,005	7,652,013	85,388,406

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2020	$11.97	0.09	1.12	1.21
Year Ended 12/31/2019(c)	$10.75	0.10	1.12	1.22
Class 2
Year Ended 12/31/2020	$11.95	0.06	1.11	1.17
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85
Year Ended 12/31/2018	$10.47	0.04	(0.41)	(0.37)
Year Ended 12/31/2017(e)	$10.00	(0.01)	0.48	0.47

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2020	$13.18	10.11%	0.24%	0.24%	0.75%	94%	$3
Year Ended 12/31/2019(c)	$11.97	11.35%	0.25%(d)	0.25%(d)	1.02%(d)	24%	$3
Class 2
Year Ended 12/31/2020	$13.12	9.79%	0.49%	0.49%	0.46%	94%	$284,037
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
Year Ended 12/31/2018	$10.10	(3.53%)	0.67%	0.58%	0.41%	45%	$80,119
Year Ended 12/31/2017(e)	$10.47	4.70%	1.19%(d)	0.52%(d)	(0.26%)(d)	109%	$12,190
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option
18	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	38,254*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	403,558*
Equity risk	Investments, at value — Options Purchased	3,148,050
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	38,262*
Total		3,628,124

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	90,317*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	109,900	109,900
Equity risk	(8,697,469)	2,790,795	—	(5,906,674)
Interest rate risk	865,173	—	—	865,173
Total	(7,832,296)	2,790,795	109,900	(4,931,601)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	38,254	38,254
Equity risk	(34,661)	(803,668)	—	(838,329)
Interest rate risk	92,573	—	—	92,573
Total	57,912	(803,668)	38,254	(707,502)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	43,563,038
Futures contracts — short	17,785,192
Credit default swap contracts — sell protection	8,250,000

Derivative instrument	Average value ($)*
Options contracts — purchased	2,944,796

Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
22	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	4,074	4,074
Options purchased puts	3,148,050	-	3,148,050
Total assets	3,148,050	4,074	3,152,124
Total financial and derivative net assets	3,148,050	4,074	3,152,124
Total collateral received (pledged) (b)	-		-
Net amount (c)	3,148,050	4,074	3,152,124

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2020 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
24	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2020, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2020 through April 30, 2021	Prior to May 1, 2020
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $258,930,866 and $194,682,958, respectively, for the year ended December 31, 2020, of which $165,489,947 and $154,083,063, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
26	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
December 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	175	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	175	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	175	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
30	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	173	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	173	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	175	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	175	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II and CFVST II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	173
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	173	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II and CFVST II since 2020; Trustee of CFST, CFSTII and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	175	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	175	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	175	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	173	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Director, NAPE Education Foundation, October 2016-October 2020
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFSTI), Columbia Funds Series Trust II (CFSTII), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees, effective January 1, 2021.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	175	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Columbia Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Variable Insurance Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Variable Insurance Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	25,278,256,750	1,069,380,274	0
Kathleen Blatz	25,333,863,176	1,013,773,848	0
Pamela G. Carlton	25,359,731,871	987,905,153	0
Janet L. Carrig	25,346,863,514	1,000,773,510	0
J. Kevin Connaughton	25,307,649,476	1,039,987,548	0
Olive M. Darragh	25,421,957,064	925,679,960	0
Patricia M. Flynn	25,366,448,593	981,188,431	0
Brian J. Gallagher	25,277,827,066	1,069,809,958	0
Douglas A. Hacker	25,270,719,528	1,076,917,496	0
Nancy T. Lukitsh	25,364,179,668	983,457,356	0
David M. Moffett	25,267,497,728	1,080,139,297	0
Catherine James Paglia	25,371,190,484	976,446,540	0
Anthony M. Santomero	25,261,027,848	1,086,609,176	0
Minor M. Shaw	25,250,408,167	1,097,228,857	0
Natalie A. Trunow	25,423,902,431	923,734,593	0
Sandra Yeager	25,362,198,553	985,438,471	0
Christopher O. Petersen	25,330,911,773	1,016,725,251	0
36	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2020

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Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-2032 AV (02/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Year 2020 also includes fees from three funds that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31,

2019 are approximately as follows:

20202019

$284,800             $554,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$14,400              $8,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$5,200	$117,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$235,000            $235,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

20202019

$254,600              $361,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Insurance Trust
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 19, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 19, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 19, 2021